UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Information Required in Proxy Statement
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Nuveen Churchill BDC V
(Exact Name of Registrant as Specified in Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NUVEEN CHURCHILL BDC V
375 Park Avenue, 9th Floor
New York, NY 10152

TRANSACTION PROPOSED-YOUR VOTE IS VERY IMPORTANT

April 22, 2026
Dear Shareholder:

You are cordially invited to attend the Special Meeting of Shareholders (the “Special Meeting”) of Nuveen Churchill BDC V, a Delaware statutory trust (“BDC V”), to be held virtually on April 30, 2026 at 11:30 a.m., Eastern Time, at the following website: https://churchillam.zoom.us/j/98418020210?pwd=6PpDUSzXZ0ROVZxzRY66JpJ6SvzQUd.1&from=addon.

The Notice of Special Meeting of Shareholders and the proxy statement accompanying this letter provide an outline of the business to be conducted at the Special Meeting and the important shareholder vote to be conducted thereat. At the Special Meeting, you will be asked to:

1.adopt the Purchase and Sale Agreement, dated as of April 1, 2026 (the “Purchase Agreement”), by and between BDC V and Nuveen Churchill Private Capital Income Fund, a Delaware statutory trust (“PCAP”), and approve the transactions contemplated thereby (the “Transaction Proposal”);

2.authorize the Board of Trustees of BDC V (the “BDC V Board”) to withdraw BDC V's election to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Withdrawal Proposal”); and
3.approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies (the “Adjournment Proposal” and collectively with the Transaction Proposal and the Withdrawal Proposal, the “Proposals”).
PCAP and BDC V are proposing that BDC V assign and sell to PCAP, and PCAP purchase and assume from BDC V, substantially all the assets and liabilities of BDC V (including obligations under the documents governing BDC V’s portfolio assets and the outstanding indebtedness under BDC V’s existing credit facility) for aggregate consideration equal to the net asset value of BDC V as of the Determination Date (as defined in the Purchase Agreement) (collectively, the “Consideration”), following which BDC V will terminate its status as a BDC under the 1940 Act and wind down its operations, dissolve, and liquidate, in each case as set forth in the Purchase Agreement and described elsewhere in the enclosed proxy statement (the “Transaction”). Ownership of any investment assets of BDC V held by a “blocker” entity, special purpose vehicle or other subsidiary of BDC V will be transferred to PCAP via the sale by BDC V of the equity of the blocker entity, special purpose vehicle or other subsidiary. The only assets of BDC V that will not be sold are those assets (e.g., corporate records, tax filings, etc.) reasonably necessary for BDC V to carry out its wind down and liquidation, as described below.

The net asset value of BDC V will be determined within 48 hours prior to the Effective Time (as defined in the Purchase Agreement). If BDC V shareholders approve the Transaction Proposal and the Withdrawal Proposal, and thereafter, the Closing (as defined in the Purchase Agreement) occurs, BDC V will cease its investment operations, distribute the Consideration, in cash, it receives and all of its remaining assets (in each case, net of any necessary or appropriate reserves) to its shareholders, terminate its status as a BDC under the 1940 Act, and take all other steps necessary to wind down its operations, dissolve, and liquidate in accordance with its governing documents.

As of December 31, 2025, BDC V’s net asset value was approximately $337,301,756, the fair market value of its portfolio assets (excluding cash) was approximately $769,747,636, and the amount of indebtedness outstanding under BDC V’s credit facility was approximately $468,500,000. PCAP intends to fund the purchase of BDC V’s assets using borrowings under one or more existing credit facilities and available cash. The receipt of the
i

Consideration in exchange for BDC V’s portfolio assets and assumption of the liabilities associated with such assets may be a taxable transaction for U.S. federal income tax purposes.

PCAP and BDC V are affiliated BDCs externally managed by Churchill PCIF Advisor LLC (“PCAP Adviser”) and Churchill Asset Management LLC (“Churchill”), respectively, each of which is a Delaware limited liability company controlled by Nuveen, LLC, the investment management division of the Teachers Insurance and Annuity Association of America. Churchill serves as a sub-adviser to PCAP under an investment sub-advisory agreement between PCAP Adviser and Churchill, pursuant to which PCAP Adviser has delegated substantially all of its daily portfolio management obligations under PCAP's investment advisory agreement to Churchill. Further, the same individuals who serve as trustees on the Board of Trustees of BDC V (the “BDC V Board”) also serve as trustees on the Board of Trustees of PCAP (the “PCAP Board”), except that the PCAP Board includes one additional trustee who is an “interested person” (as defined Section 2(a)(19) of the 1940 Act) of PCAP that does not serve on the BDC V Board.

The Transaction is anticipated to benefit BDC V and its shareholders by providing, among other things, liquidity to its shareholders through the receipt of cash consideration for their investment in BDC V. In addition, all amounts owed by BDC V under its credit facility will be transferred to PCAP as part of the Transaction. With these and other considerations in mind, the BDC V Board determined the Transaction to be in the best interests of BDC V and its shareholders. See “Summary of the Transaction—BDC V Reasons for the Transaction” and “The Transaction—BDC V Reasons for the Transaction.”

The Consideration may fluctuate. The following table shows the approximate net asset value of BDC V as reported on December 31, 2025, the last net asset value that was determined before the execution of the Purchase Agreement.

BDC V
Net Asset Value at December 31, 2025	$337,301,756

You have the right to receive notice of and to vote at the Special Meeting if you were a shareholder of record of BDC V at the close of business on April 1, 2026. It is important that your shares be represented at the Special Meeting. Please follow the instructions on the Notice of Special Meeting of Shareholders and authorize a proxy via mail to vote your shares. Your vote is extremely important to us. At the Special Meeting, you will be asked to vote on the Transaction Proposal and the Withdrawal Proposal, and, if necessary, the Adjournment Proposal. The approval of each of the Transaction Proposal and the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by holders of the outstanding common shares of beneficial interest, par value $0.01 per share, of BDC V (the “BDC V Common Shares”) entitled to vote at the Special Meeting. The approval of the Withdrawal Proposal requires the affirmative vote of the holders of the lesser of (a) 67% or more of the outstanding BDC V Common Shares present or represented by proxy at the Special Meeting if the holders of more than 50% of the outstanding BDC V Common Shares are present or represented by proxy at the Special Meeting, or (b) more than 50% of the outstanding BDC V Common Shares. You may vote your shares by completing and returning the enclosed proxy card as described on the proxy card. If you will not attend the Special Meeting, we urge you to please complete, sign, date and promptly return the enclosed proxy card to us to ensure that your shares are represented at the Special Meeting.

Abstentions with respect to the Withdrawal Proposal will have the same effect as a vote “AGAINST” such proposal. Abstentions will have no effect on the Transaction Proposal or the Adjournment Proposal.

After careful consideration, the BDC V Board, including the trustees of the BDC V Board who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of BDC V, determined that entering into the Purchase Agreement and consummating the Transaction is in the best interests of BDC V and its shareholders and that the interests of BDC V shareholders would not be diluted as a result of the Transaction, approved the Purchase Agreement and the Transaction, and recommended that the shareholders of BDC V vote “FOR” each of the Proposals. You can vote for each of the Proposals by following the instructions on the enclosed proxy card, and signing, dating and returning the proxy card in the postage-paid envelope provided.

This proxy statement describes the Special Meeting, the Transaction, and the documents related to the Transaction (including the Purchase Agreement) that BDC V shareholders should review before voting on the Proposals and should be retained for future reference. Please carefully read this entire document, including the section entitled “Risk Factors” beginning on page 18 and as otherwise incorporated by reference herein, for a discussion of the risks relating to the Transaction and BDC V. BDC V is required to file annual, quarterly and current reports, proxy statements and other information about itself with the U.S. Securities and Exchange Commission (the “SEC”). Such filings and other publicly filed information regarding BDC V is available on or through a website maintained by the SEC. You may also obtain such information, free of charge, and make shareholder inquiries by contacting BDC V in writing at 375 Park Avenue, 9th Floor, New York, NY 10152, Attention: Investor Relations.

Sincerely yours,

Kenneth Kencel
President and Chief Executive Officer

Neither the SEC nor any state securities commission has determined if this proxy statement is truthful or complete. Any representation to the contrary is a criminal offense.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on April 30, 2026: this proxy statement and the proxy card are available at www.sec.gov.

This proxy statement is dated April 22, 2026 and is first being mailed or otherwise delivered to BDC V shareholders on or about April 22, 2026.

NUVEEN CHURCHILL BDC V
375 Park Avenue, 9th Floor
New York, NY 10152
(212) 478-9200

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON April 30, 2026, 11:30 a.m., Eastern Time

Notice is hereby given to the owners of common shares of beneficial interest, par value $0.01 per share (the “BDC V Shareholders”), of Nuveen Churchill BDC V, a Delaware statutory trust (“BDC V”), that:

A Special Meeting of BDC V Shareholders (the “Special Meeting”) will be held virtually on April 30, 2026 at 11:30 a.m., Eastern Time, at the following website: https://churchillam.zoom.us/j/98418020210?pwd=6PpDUSzXZ0ROVZxzRY66JpJ6SvzQUd.1&from=addon. The Special Meeting will be held for the purpose of:

1.adopting the Purchase and Sale Agreement, dated as of April 1, 2026 (the “Purchase Agreement”), by and between BDC V and Nuveen Churchill Private Capital Income Fund, a Delaware statutory trust (“PCAP”), and approving the transactions contemplated thereby (the “Transaction Proposal”);

2.authorizing the Board of Trustees of BDC V (the “BDC V Board”) to withdraw BDC V's election to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Withdrawal Proposal”); and
3.approving the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies (the “Adjournment Proposal” and, collectively with the Transaction Proposal and the Withdrawal Proposal, the “Proposals”).
PCAP and BDC V are proposing that BDC V sell and assign to PCAP, and PCAP purchase and assume from BDC V, substantially all the assets and liabilities of BDC V (including obligations under the documents governing BDC V’s portfolio assets and the outstanding indebtedness under BDC V’s existing credit facility) for aggregate consideration equal to the net asset value of BDC V as of the Determination Date (as defined in the Purchase Agreement), following which BDC V will terminate its status as a BDC under the 1940 Act, and wind down its operations, dissolve, and liquidate, in each case as set forth in the Purchase Agreement and described elsewhere in the enclosed proxy statement (the “Transaction”). Ownership of any investment assets of BDC V held by a “blocker” entity, special purpose vehicle or other subsidiary of BDC V will be transferred to PCAP via the sale by BDC V of the equity of the blocker entity, special purpose vehicle or other subsidiary. The only assets of BDC V that will not be sold are those assets (e.g., corporate records, tax filings, etc.) reasonably necessary for BDC V to carry out its wind down and liquidation, as described below.

If shareholders of BDC V approve the Transaction Proposal and the Withdrawal Proposal, and, thereafter, the Closing (as defined in the Purchase Agreement) occurs, BDC V will cease its investment operations, distribute the Consideration, in cash, BDC V receives and all of its remaining assets (in each case, net of any necessary or appropriate reserves) to its shareholders, if available, terminate its status as a BDC under the 1940 Act, and take all other steps necessary to terminate its status as a BDC under the 1940 Act, wind down its operations, dissolve, and liquidate in accordance with its governing documents.

PCAP and BDC V are affiliated BDCs that are externally managed by Churchill PCIF Advisor LLC (“PCAP Adviser”) and Churchill Asset Management LLC (“Churchill”), respectively, each of which is a Delaware limited liability company controlled by Nuveen, LLC, the investment management division of the Teachers Insurance and Annuity Association of America. Churchill serves as a sub-adviser to PCAP under an investment sub-advisory agreement between PCAP Adviser and Churchill, pursuant to which PCAP Adviser has delegated substantially all of its daily portfolio management obligations under its investment advisory agreement with PCAP to Churchill. Further, the same individuals who serve as trustees on the Board of Trustees of BDC V (the “BDC V

Board”) also serve as trustees on the Board of Trustees of PCAP (the “PCAP Board”), except that the PCAP Board includes one additional trustee who is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of PCAP that does not serve on the BDC V Board.

THE BDC V BOARD, INCLUDING EACH OF THE TRUSTEES WHO ARE NOT “INTERESTED PERSONS” (AS DEFINED IN SECTION 2(A)(19) OF THE 1940 ACT) OF BDC V, RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE PURCHASE AGREEMENT AND APPROVAL OF EACH OF THE TRANSACTION PROPOSAL, THE WITHDRAWAL PROPOSAL, AND, IF NECESSARY, THE ADJOURNMENT PROPOSAL.

Enclosed is a copy of the proxy statement and proxy card. The close of business on April 1, 2026 has been fixed as the record date for the determination of BDC V Shareholders entitled to notice of, and to vote at, the Special Meeting or at any adjournment or postponement thereof.

The enclosed voting materials allow you to vote your shares without attending the Special Meeting. Your vote and participation in the governance of BDC V is extremely important to us. Whether or not you plan to attend the Special Meeting, we urge you to please complete, sign, date and promptly return the enclosed proxy card to us to assure that your shares are represented at the Special Meeting. In the event there are not sufficient votes for a quorum or to approve the Transaction Proposal and/or the Withdrawal Proposal at the time of the Special Meeting, pursuant to the Adjournment Proposal, the Special Meeting may be adjourned in order to permit further solicitation of proxies by BDC V.

The Transaction and the Purchase Agreement are each described in more detail in this proxy statement, which you should read carefully and in its entirety before authorizing a proxy to vote. A copy of the Purchase Agreement is attached as Annex A to this proxy statement.

By Order of the BDC V Board,

John McCally
Vice President and Secretary

The proxy statement and a form of proxy card are available online on the U.S. Securities and Exchange Commission website at www.sec.gov.

The BDC V Board is requesting your vote. Your vote is important regardless of the number of shares that you own. Whether or not you expect to attend the Special Meeting, we encourage you to promptly authorize a proxy vote by completing and signing the enclosed proxy card, and returning it promptly. You may revoke your proxy at any time before the Special Meeting consistent with instructions set forth in this proxy statement. Signing and returning the enclosed proxy card is important to ensure a quorum at the Special Meeting.

To ensure proper representation at the Special Meeting, please follow the instructions on the enclosed proxy card to authorize a proxy to vote your shares by signing, dating and returning the proxy card. Even if you vote your shares prior to the Special Meeting, you still may attend and participate at the Special Meeting.

v

NUVEEN CHURCHILL BDC V
375 Park Avenue, 9th Floor
New York, NY 10152

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS

April 22, 2026

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “BDC V Board”) of Nuveen Churchill BDC V, a Delaware statutory trust (“BDC V”), for use at the Special Meeting of Shareholders (the “Special Meeting”) of BDC V to be held on April 30, 2026, at 11:30 a.m., Eastern Time, or at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders, dated April 22, 2026 (the “Notice”). BDC V is a closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Churchill Asset Management LLC, a Delaware limited liability company (“Churchill”), serves as BDC V’s investment adviser, and Churchill BDC Administration LLC, a Delaware limited liability company (the “Administrator”), serves as BDC V’s administrator. Churchill is controlled by Nuveen, LLC, the investment management division of the Teachers Insurance and Annuity Association of America (“TIAA”). The principal executive offices of each of BDC V, Churchill, and the Administrator are located at 375 Park Avenue, 9th Floor, New York, New York 10152, and the telephone number for each is (212) 478-9200.

The Special Meeting will take place via the internet at the following website: https://churchillam.zoom.us/j/98418020210?pwd=6PpDUSzXZ0ROVZxzRY66JpJ6SvzQUd.1&from=addon.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE TRANSACTION

The questions and answers below highlight only selected information contained elsewhere in this Proxy Statement. They may not contain all of the information that is important to you. You should carefully read this entire document to fully understand the Purchase Agreement and the Transaction and the voting procedures for the Special Meeting.

Questions and Answers about the Special Meeting

Q:    Why am I receiving these materials?

A:    BDC V is furnishing these materials to BDC V Shareholders (as defined below) in connection with the solicitation of proxies by the BDC V Board for use at the Special Meeting to be held virtually on April 30, 2026 at 11:30 a.m., Eastern Time, at the following website: https://churchillam.zoom.us/j/98418020210?pwd=6PpDUSzXZ0ROVZxzRY66JpJ6SvzQUd.1&from=addon.

This Proxy Statement and the accompanying materials are being made available on or about April 22, 2026 to BDC V Shareholders, and are available at www.sec.gov.

Q:    What items will be considered and voted on at the Special Meeting?

A:    BDC V and Nuveen Churchill Private Capital Income Fund, a Delaware statutory trust (“PCAP”), are proposing that BDC V sell and assign to PCAP, and PCAP purchase and assume from BDC V, substantially all the assets and liabilities of BDC V, including all obligations under the documents governing BDC V’s portfolio assets and all indebtedness outstanding under BDC V’s credit facility, for aggregate consideration equal to the net asset value (“NAV”) of BDC V as of the Determination Date (as defined below) (collectively, the “Consideration”), following which BDC V will terminate its status as a BDC under the 1940 Act and wind down its operations, dissolve, and liquidate, in each case as set forth in the Purchase Agreement (as defined below) and described elsewhere in this Proxy Statement (the “Transaction”). Ownership of any investment assets of BDC V held by a “blocker” entity, special purpose vehicle or other subsidiary of BDC V will be transferred to PCAP via the sale by BDC V of the equity of the blocker entity, special purpose vehicle or other subsidiary. The only assets of BDC V that will not be sold are those assets (e.g., corporate records, tax filings, etc.) reasonably necessary for BDC V to carry out its wind down and liquidation, as described below.

The Special Meeting is being held for the purposes of: (1) adopting the Purchase and Sale Agreement, dated as of April 1, 2026 (the “Purchase Agreement”), by and between PCAP and BDC V, and approving the transactions contemplated thereby (the “Transaction Proposal”), (2) authorizing the BDC V Board to withdraw BDC V's election to be regulated as a BDC under the 1940 Act (the "Withdrawal Proposal"), and (3) approving the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies (the "Adjournment Proposal" and, collectively with the Transaction Proposal and the Withdrawal Proposal, the "Proposals").

The NAV of BDC V will be determined within 48 hours prior to the Effective Time (as defined below). If BDC V Shareholders approve the Transaction Proposal and the Withdrawal Proposal and, thereafter, the Closing (as defined in the Purchase Agreement) occurs, BDC V will cease its investment operations, distribute the Consideration, in cash, it receives and all of its remaining assets (in each case, net of any necessary or appropriate reserves), if available, to BDC V Shareholders, terminate its status as a BDC under the 1940 Act, and take all other steps necessary to wind down its operations, dissolve, and liquidate in accordance with its governing documents.

At the Special Meeting, the holders of outstanding common shares of beneficial interest, par value $0.01 per share, of BDC V (the “BDC V Common Shares”), entitled to notice of, and to vote at, the Special Meeting (the “BDC V Shareholders”) will be asked to approve the Transaction Proposal, the Withdrawal Proposal, and, if necessary, the Adjournment Proposal. The close of business on April 1, 2026 has been fixed as the record date (the “Record Date”) for the determination of BDC V Shareholders entitled to notice of, and to vote at, the Special Meeting or at any adjournment or postponement thereof.

No other matters will be acted upon at the Special Meeting without further notice.

Q:    What will happen if the Transaction Proposal being considered at the Special Meeting is not approved by the required vote?

A:    If the Transaction does not close because BDC V Shareholders do not approve the Transaction Proposal or any of the other conditions to the closing of the Transaction are not satisfied or, if legally permissible, waived, PCAP will not acquire BDC V’s assets, PCAP and BDC V will continue to operate independently under the management of their respective investment advisers, and the funds’ respective boards of trustees and officers will continue to serve in such roles until their respective successors are duly elected and qualify, or their earlier death, resignation or removal. BDC V will not wind down its operations or liquidate or distribute its assets to BDC V Shareholders, and BDC V will remain a BDC under the 1940 Act. See “Description of the Purchase Agreement—Termination of the Purchase Agreement.”

Q:    What will happen if the Withdrawal Proposal being considered at the Special Meeting is not approved by the required vote?

A:    If the Withdrawal Proposal is not approved at the Special Meeting, PCAP will still acquire BDC V’s assets, but PCAP and BDC V will continue to operate independently under the management of their respective investment advisers, and the funds’ respective boards of trustees and officers will continue to serve in such roles until their respective successors are duly elected and qualify, or their earlier death, resignation or removal. BDC V will not wind down its operations or liquidate or distribute its assets to BDC V Shareholders, and BDC V will remain a BDC under the 1940 Act. See “Description of the Purchase Agreement—Termination of the Purchase Agreement.”

Q:    What will happen if a quorum is not present at the Special Meeting?

A:    If a quorum is not present at the Special Meeting, BDC V Shareholders may be asked to vote on the Adjournment Proposal to adjourn the Special Meeting to solicit additional proxies. If a quorum is present at the Special Meeting, but there are not sufficient votes at the time of the Special Meeting to approve the Transaction Proposal and/or the Withdrawal Proposal, BDC V Shareholders also may be asked to vote on the Adjournment Proposal to approve the adjournment of the Special Meeting to permit further solicitation of proxies in favor of the other Proposals.

Q:    How will the final voting results be announced?

A:    Preliminary voting results may be announced at the Special Meeting. Final voting results will be published by BDC V in a current report on Form 8-K within four business days after the date of the Special Meeting.

Q:    Will BDC V incur expenses in soliciting proxies?

A:    Each of BDC V and PCAP will equally bear the cost of preparing, printing and mailing this Proxy Statement and the applicable accompanying Notice and proxy card, as well as all other reasonable third-party expenses incurred in connection with the negotiation of the Purchase Agreement and sale of BDC V’s portfolio assets, including assignment fees in respect of the assignment and transfer of BDC V’s portfolio assets to PCAP, whether before or after the Effective Time.

For more information regarding expenses related to the Transaction, see “Questions and Answers About the Special Meeting and the Transaction—Who is responsible for paying the expenses relating to completing the Transaction?”

Q:    What does it mean if I receive more than one proxy card?

A:    Some of your shares of BDC V Common Shares may be registered differently or held in different accounts. You should authorize a proxy to vote the shares in each of your accounts by mail. Please sign, date and return each proxy card to guarantee that all of your shares are voted.

Q:    Are the proxy materials available electronically?

A:    In accordance with regulations promulgated by the U.S. Securities and Exchange Commission (“SEC”), BDC V has made this Proxy Statement, the accompanying Notice and the proxy card available to BDC V Shareholders on the Internet at www.sec.gov.

Pursuant to the rules adopted by the SEC, BDC V furnishes proxy materials by email to those BDC V Shareholders who have elected to receive their proxy materials electronically. While BDC V encourages BDC V Shareholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of shareholder meetings and the costs associated with the physical printing and mailing of materials, BDC V Shareholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of BDC V Common Shares held by a broker or custodian, may request a printed set of proxy materials.

Q:    Will my vote make a difference?

A:    Yes. Your vote is needed to ensure that the Proposals can be acted upon. Your vote is very important. Your immediate response will help avoid potential delays and may save significant additional expenses associated with soliciting shareholder votes.

Q:    Whom can I contact with any additional questions?

A:    BDC V Shareholders can contact BDC V at the below contact information with any additional questions:

Nuveen Churchill BDC V
Investor Relations
375 Park Avenue, 9th Floor
New York, NY 10152
(212) 478-9200

Q:    Where can I find more information about PCAP and BDC V?

A:    You can find more information about PCAP and BDC V in the documents described under the caption “Where You Can Find More Information.”

Q:    What do I need to do now?

A:    We urge you to read carefully this entire document, including its annex and the documents incorporated by reference. You should also review the documents referenced under “Where You Can Find More Information” and consult with your accounting, legal and tax advisors.

Questions and Answers about the Special Meeting

Q:    How does the BDC V Board recommend voting on the Proposals at the Special Meeting?

A:    The BDC V Board, including, after separate meetings and discussions, the trustees of the BDC V Board who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of BDC V (the “BDC V Independent Trustees”), determined that participating in the Transaction is advisable and in the best interests of BDC V and its shareholders, and that the interests of the BDC V Shareholders will not be diluted as a result of the Transaction. The BDC V Board also has approved the Purchase Agreement and the Transaction, and the BDC V Board, including all of the BDC V Independent Trustees, recommends that BDC V Shareholders vote “FOR” the Transaction Proposal, the Withdrawal Proposal, and, if necessary, the Adjournment Proposal.

Q:    If I am a BDC V Shareholder, what is the “Record Date” and what does it mean?

A:    The Record Date for the Special Meeting is April 1, 2026. The Record Date was established by the BDC V Board, and only holders of record of BDC V Common Shares at the close of business on the Record Date are entitled to receive notice of the Special Meeting and vote at the Special Meeting or at any adjournment or postponement thereof. As of the Record Date, there were 13,479,560 BDC V Common Shares outstanding.

Q:    If I am a BDC V Shareholder, how many votes do I have?

A:    Each BDC V Common Share held by a BDC V Shareholder of record as of the Record Date has one vote on each matter to be considered at the Special Meeting.

Q:    If I am a BDC V Shareholder, how do I participate in the Special Meeting and vote?

A:    A BDC V Shareholder may vote virtually at the Special Meeting or by proxy in accordance with the instructions provided below. You may vote by proxy by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 5:00 p.m., Eastern Time, on April 29, 2026.

Q:    What if a BDC V Shareholder does not specify a choice for a matter when authorizing a proxy?

A:    All properly executed proxies representing BDC V Common Shares received prior to the Special Meeting will be voted in accordance with the instructions marked thereon. If a proxy card is signed and returned without any instructions marked, such BDC V Common Shares will be voted “FOR” the Transaction Proposal, the Withdrawal Proposal, and, if necessary, the Adjournment Proposal, in accordance with the recommendation of the BDC V Board.

Q:    If I am a BDC V Shareholder, how can I change my vote or revoke a proxy after submission?

A:    You may revoke your proxy and change your vote by giving notice at any time before your proxy is exercised. A revocation may be effected by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the Special Meeting, or by a notice, provided in writing and signed by you, delivered to BDC V’s Secretary on any business day before the date of the Special Meeting.

If you hold BDC V Common Shares through a broker, bank, trustee or nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions.

Q:    If my shares of BDC V Common Shares are held in a broker-controlled account or in “street name,” will my broker vote my shares for me?

A:    No. You should follow the instructions provided by your broker on your voting instruction form. It is important to note that your broker will vote your shares only if you provide instructions on how you would like your shares to be voted at the Special Meeting.

Q:    What constitutes a “quorum” for the Special Meeting?

A:    The presence at the Special Meeting, virtually or by proxy, of the holders of one-third of the BDC V Common Shares outstanding on the Record Date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. If there are not enough votes for a quorum, the Chairman or BDC V Shareholders who are represented virtually or by proxy may submit the Adjournment Proposal to a vote of the BDC V Shareholders to adjourn the Special Meeting to permit the further solicitation of proxies.

If sufficient votes in favor of each of the Transaction Proposal and the Withdrawal Proposal to be considered at the Special Meeting have been received at the time of the Special Meeting, each of the Transaction Proposal and the Withdrawal Proposal will be acted upon and such action will be final, regardless of any subsequent adjournments to consider any other proposals.

Q:    What vote is required to approve the Transaction Proposal at the Special Meeting?

A:    The affirmative vote of the holders of a majority of the votes cast by BDC V Shareholders at the Special Meeting virtually or by proxy is required for approval of the Transaction Proposal (meaning that the number of shares voted “for” the proposal must exceed the number of shares voted “against” such proposal). Abstentions will not be included in determining the number of votes cast, and as a result, will have no effect on the Transaction Proposal.

Q:    What vote is required to approve the Withdrawal Proposal at the Special Meeting?

A:    The affirmative vote of the holders of a “majority”, as such term is defined in the 1940 Act, of the votes cast by BDC V Shareholders at the Special Meeting virtually or by proxy is required for approval of the Withdrawal Proposal. Under the 1940 Act, the vote of holders of a “majority” means the vote of the holders of the lesser of (a) 67% or more of the outstanding BDC V Common Shares present or represented by proxy at the Special Meeting, if the holders of more than 50% of outstanding BDC V Common Shares are present or represented by proxy at the Special Meeting, or (b) more than 50% of the outstanding BDC V Common Shares. Abstentions will have the same effect as votes “AGAINST” the Withdrawal Proposal.

Q:    What vote is required to approve the Adjournment Proposal at the Special Meeting?

A:    If the Adjournment Proposal is submitted for a vote at the Special Meeting, the affirmative vote of the holders of a majority of the votes cast by BDC V Shareholders at the Special Meeting virtually or by proxy is required for approval of the Adjournment Proposal (meaning that the number of shares voted “for” the proposal must exceed the number of shares voted “against” such proposal). Abstentions will not be included in determining the number of votes cast, and as a result, will have no effect on the Adjournment Proposal.

Q:    Is the Transaction subject to approval of the holders of common shares of beneficial interest of PCAP (“PCAP Shareholders”)?

A:    No. Approval of the PCAP Shareholders is not a condition to the consummation of the Transaction, and PCAP is not soliciting approval of the Purchase Agreement or the Transaction from PCAP Shareholders. PCAP Shareholders are not entitled to vote on any of the Proposals at the Special Meeting.

Questions and Answers about the Parties and the Transaction

Q:    How are PCAP and BDC V related?

A:    PCAP and BDC V are affiliated BDCs externally managed by Churchill PCIF Advisor LLC, a Delaware limited liability company (“PCAP Adviser”) and Churchill, respectively, each of which is indirectly controlled by Nuveen, LLC, the investment management division of TIAA. Churchill serves as a sub-

adviser to PCAP under an investment sub-advisory agreement by and between PCAP Adviser and Churchill, pursuant to which PCAP Adviser has all delegated substantially all of its daily portfolio management obligations under PCAP's investment advisory agreement to Churchill. Additionally, the same individuals who serve as trustees on the BDC V Board also serve as members of the Board of Trustees of PCAP (the “PCAP Board”), except that the PCAP Board includes one additional trustee who is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of PCAP that does not serve on the BDC V Board.

Q:    What will happen in the Transaction?

A:    Assuming that the Transaction Proposal and the Withdrawal Proposal are approved by BDC V Shareholders, at the Effective Time, PCAP will deliver the Purchase Price (as defined in the Purchase Agreement) to BDC V, and BDC V will sell, transfer, assign, convey, and deliver to PCAP substantially all of its assets and liabilities, including obligations under the documents governing BDC V’s portfolio assets and all outstanding indebtedness under BDC V’s credit facility. Thereafter, as soon as reasonably practicable following the Closing, BDC V will cease its investment operations, distribute the Consideration, in cash, it receives and all of its remaining assets (in each case, net of any necessary or appropriate reserves), if any, to BDC V Shareholders, terminate its status as a BDC under the 1940 Act, and take all other steps necessary to wind down its operations, dissolve, and liquidate in accordance with its governing documents. PCAP will continue its existence as a statutory trust under the laws of the State of Delaware and continue its operations as a BDC.

Q:    What will BDC V Shareholders receive in the Transaction?

A:    The Transaction is structured as an all-cash transaction, whereby, subject to the terms and conditions of the Purchase Agreement, PCAP will pay cash to purchase all of BDC V’s assets at a price equal to the NAV of BDC V, determined within 48 hours prior to the Effective Time, and assume all liabilities of BDC V, including indebtedness outstanding under BDC V’s credit facility and all obligations under the documents governing BDC V’s portfolio assets. Thereafter, as soon as reasonably practicable following the Closing, BDC V will cease its investment operations and distribute the cash Consideration it receives from the Transaction and all of its remaining assets (in each case, net of any necessary or appropriate reserves), if any, to BDC V Shareholders, among other actions necessary for the successful wind down, liquidation, and termination of BDC V’s existence. BDC V Shareholders will accordingly receive a cash distribution from BDC V in such liquidation (a “Liquidating Distribution”), if available, subject to the terms of the Purchase Agreement and the applicable provisions of the Delaware Statutory Trust Act (the “Statutory Trust Act”). For more information, see “Description of the Purchase Agreement—Transaction Consideration” below.

Q:    Is the Transaction expected to be taxable to BDC V Shareholders?

A:    The sale of BDC V’s assets in the Transaction is not expected to be a taxable event for BDC V Shareholders. However, the receipt of a Liquidating Distribution by BDC V Shareholders, as described in the Purchase Agreement, will be a taxable event to BDC V Shareholders for U.S. federal income tax purposes.

Because BDC V intends to elect to be treated as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the amount of a Liquidating Distribution generally will be taxable to U.S. Holders (as defined in the section entitled “Certain Material U.S. Federal Income Tax Consequences of the Transaction”) as a dividend to the extent of BDC V’s current and/or accumulated earnings and profits, with any excess treated as a return of capital reducing the U.S. Holder’s adjusted tax basis in its BDC V Common Shares, and thereafter as capital gain.

You should read the section entitled “Certain Material U.S. Federal Income Tax Consequences of the Transaction” for a more complete discussion of certain material U.S. federal income tax consequences of the Transaction. You are also encouraged to consult your own tax advisors regarding the consequences of the Transaction to you under U.S. federal, state, local and/or non-U.S. tax laws in light of your particular circumstances.

Q:    Is the sale of BDC V’s assets in the Transaction expected to be taxable to PCAP Shareholders?

A:    No. The sale of BDC V’s assets in the Transaction is not expected to be a taxable event for PCAP Shareholders.

Q:    How will the Consideration to be received by BDC V in the Transaction be determined?

A:    BDC V will deliver to PCAP a calculation of its estimated NAV calculated in good faith as of a date mutually agreed between BDC V and PCAP (such calculation, the “Closing NAV”), along with a calculation of the amount of indebtedness outstanding under BDC V’s credit facility, the calculation date of which will be no earlier than 48 hours (excluding Sundays and holidays) prior to the date and time when the sale of assets pursuant to the Transaction becomes effective (such calculation date, the “Determination Date,” and the date and time at which the Transaction will become effective, the “Effective Time”). BDC V will update the calculation of the Closing NAV and related amounts in the event that the Closing of the sale of assets is subsequently materially delayed or there is a material change to the Closing NAV or related amounts prior to the Closing (including any dividend declared after the Determination Date but prior to Closing) and as needed to ensure the Closing NAV and related amounts are determined within 48 hours (excluding Sundays and holidays) prior to the Effective Time. The BDC V Board, including a majority of the BDC V Independent Trustees, shall be required to approve the Closing NAV, and the Chief Financial Officer of BDC V shall certify in writing to PCAP the calculation of the Closing NAV and related amounts.

Q:    What are the business reasons for the Transaction?

A:    For BDC V, the business reasons for the Transaction are to offer liquidity up front to BDC V Shareholders in the form of all cash Consideration, which will be paid in one lump sum rather than over time and to avoid having to explore other exit alternatives that are not viable or less attractive to BDC V Shareholders. For more information, see “Summary of the Transaction—PCAP Reasons for the Transaction,” “Summary of the Transaction—BDC V Reasons for the Transaction,” “The Transaction—PCAP Reasons for the Transaction,” and “The Transaction—BDC V Reasons for the Transaction.”

Q:    Who is responsible for paying the expenses relating to completing the Transaction?

A:    Each of PCAP and BDC V shall pay fifty percent (50%) of all reasonable third-party expenses incurred in connection with the negotiation of the Purchase Agreement and the closing of the sale of BDC V’s assets, regardless of which party incurred such expenses, and each of PCAP and BDC V shall pay fifty percent (50%) of all assignment fees in respect of the assignment and transfer of BDC V’s portfolio assets to PCAP, regardless of when incurred. It is estimated that PCAP will bear expenses of approximately $360,000 in the aggregate in connection with the Transaction, if consummated, or approximately $150,000 in the aggregate if the Transaction is not consummated. This amount does not include the aggregate Consideration to be paid by PCAP to BDC V. Assuming the Transaction was consummated on December 31, 2025, PCAP would have paid approximately $337,301,756 for BDC V, exclusive of Transaction expenses. In addition, PCAP would have assumed approximately $468,500,000 of indebtedness outstanding under BDC V’s credit facility. It is estimated that BDC V will bear expenses of approximately $360,000 in the aggregate in connection with the negotiation of the Purchase Agreement and the closing of the sale of BDC V’s assets, if consummated, or approximately $150,000 in the aggregate if the sale of BDC V’s assets is not consummated.

Q:    Is the Transaction subject to any third-party consents?

A:    As more fully described in this Proxy Statement and in the Purchase Agreement, the completion of the Transaction depends on the satisfaction (or waiver) of a Closing condition set forth in the Purchase

Agreement relating to the receipt of certain consents in respect of the Transaction, PCAP, and BDC V. There can be no assurance that any permits, consents, approvals, confirmations or authorizations will be obtained or that such permits, consents, approvals, confirmations or authorizations will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of PCAP following the Transaction.

Q:    How does PCAP’s investment objective, strategy and risks differ from BDC V’s?

A:    The investment objectives and strategies of PCAP and BDC V are substantially similar. The investment objective of each of PCAP and BDC V is to provide investors with attractive risk-adjusted returns primarily through current income and, secondarily, long-term capital appreciation, by investing in a diversified portfolio of private debt and equity investments in U.S. middle market companies owned by leading private equity firms. PCAP and BDC V primarily invest in first-lien senior secured debt and first-out positions in unitranche loans (collectively “Senior Loan Investments”), as well as junior debt investments, such as second-lien loans, unsecured debt, subordinated debt and last-out positions in unitranche loans (including fixed- and floating-rate instruments and instruments with payment-in-kind income) (“Junior Capital Investments”). Senior Loan Investments and Junior Capital Investments may be originated alongside smaller related common equity positions to the same portfolio companies. Each of PCAP’s and BDC V’s portfolio also includes larger, stand-alone direct equity co-investments in private equity-backed companies that may or may not be originated alongside or separately from Senior Loan Investments and/or Junior Capital Investments to the applicable portfolio company (“Equity Co-Investments”). Further, subject to the pace and amount of investment activity in each company’s middle market investment program, a portion of each of PCAP’s and BDC V’s portfolio may be comprised of cash and cash equivalents, liquid fixed-income securities (including broadly syndicated loans) and other liquid credit instruments (“Liquid Investments”). Each of PCAP and BDC V use the term “middle market” to generally refer to companies having annual earnings before interest, taxes, depreciation and amortization (“EBITDA”) of $10 million - $250 million, with a focus on EBITDA of $10 million - $100 million. PCAP and BDC V have substantially similar risks as each focuses on making investments in privately held middle market companies, with PCAP subject to additional risks through its use of leverage.

As a result of these commonalities, PCAP Adviser, Churchill and PCAP’s sub-adviser for its Liquid Investments, Nuveen Asset Management, LLC (“Nuveen”), do not anticipate any significant portfolio repositioning in connection with the Transaction.

Q:    How will PCAP be managed following the consummation of the Transaction?

A:    PCAP will continue to be managed as it is currently managed. PCAP’s investment objective, risks and strategies will remain the same. Specifically, the trustees of PCAP immediately prior to the Transaction will remain the trustees of PCAP and will hold office until their respective successors are duly elected and qualify, or their earlier death, resignation or removal. The officers of PCAP immediately prior to the Transaction will remain the officers of PCAP and will hold office until their respective successors are duly appointed and qualify, or their earlier death, resignation or removal. Following the Transaction, PCAP will continue to be managed by PCAP Adviser and sub-advised by Churchill and Nuveen, and PCAP’s investment advisory and sub-advisory agreements with each of those investment advisers, as applicable, will remain in effect.

Q:    How will BDC V be managed following the consummation of the Transaction?

A:    As soon as reasonably practicable following the Closing, assuming the Transaction Proposal and Withdrawal Proposal are approved at the Special Meeting, BDC V will cease its investment operations, make Liquidating Distributions to BDC V Shareholders, terminate its status as a BDC under the 1940 Act, and take all other steps necessary to wind down its operations, dissolve, and liquidate in accordance with its governing documents.

Q:    Are BDC V Shareholders able to exercise appraisal rights?

A:    No. BDC V Shareholders will not be entitled to exercise appraisal rights with respect to any matter to be voted upon at the Special Meeting. Any BDC V Shareholder may abstain from voting or vote against any of such matters.

Q:    When do the parties expect to complete the Transaction?

A:    While there can be no assurance as to the exact timing, or that the Transaction will be completed at all, PCAP and BDC V are working to complete the Transaction shortly following the Special Meeting during the second quarter of 2026. It is currently expected that the Transaction will be completed promptly following receipt of BDC V Shareholder approval of the Transaction Proposal and the Withdrawal Proposal at the Special Meeting, or any adjournment thereof, along with the satisfaction or (to the extent legally permissible) waiver of the other closing conditions set forth in the Purchase Agreement.

Q:    What happens if the Transaction is not consummated?

A:    If the Transaction is not approved by the requisite vote of BDC V Shareholders, or if the Transaction is not completed for any other reason, BDC V will not sell to PCAP, and PCAP will not buy from BDC V, any of BDC V’s assets, nor will PCAP assume any obligations associated with any of BDC V’s portfolio assets or any indebtedness outstanding under BDC V’s credit facility. Each of PCAP and BDC V will continue its separate and independent legal and corporate existence. BDC V will not wind down its operations or terminate its status as a BDC under the 1940 Act, and BDC V will not make any Liquidating Distribution to BDC V Shareholders. See “Description of the Purchase Agreement—Termination of the Purchase Agreement.”

SUMMARY OF THE TRANSACTION

This summary highlights selected information contained elsewhere in this Proxy Statement and may not contain all of the information that is important to you. You should read this entire Proxy Statement carefully, including the section entitled “Risk Factors” contained herein and the other information incorporated herein by reference for a more complete understanding of the Transaction. In particular, you should read the Purchase Agreement attached as Annex A to this Proxy Statement, as it is the legal document that governs the Transaction. The discussion in this Proxy Statement, which includes the material terms of the Transaction and the principal terms of the Purchase Agreement, is subject to, and is qualified in its entirety by reference to, the Purchase Agreement. See the sections entitled “Where You Can Find More Information” and “Incorporation by Reference for Nuveen Churchill BDC V” contained herein. For a discussion of additional risk factors you should carefully consider, see the section entitled “Risk Factors” beginning on page 18 for risks related to the Transaction, and “Item 1A. Risk Factors” in Part I of BDC V’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 2, 2026, for general risks related to BDC V.

Structure of the Transaction

PCAP and BDC V are proposing that BDC V sell to PCAP, and PCAP purchase from BDC V, substantially all the assets of BDC V for aggregate consideration equal to BDC V’s Closing NAV as of the Determination Date, plus the assumption by PCAP of BDC V’s liabilities, including the indebtedness outstanding under BDC V’s credit facility and all obligations under the governing documents of BDC V’s portfolio assets, in each case as set forth in the Purchase Agreement. Ownership of any investment assets of BDC V held by a “blocker” entity, special purpose vehicle or other subsidiary of BDC V will be transferred to PCAP via the sale by BDC V of the equity of the blocker entity, special purpose vehicle or other subsidiary. The only assets of BDC V that will not be sold are those assets (e.g., corporate records, tax filings, etc.) reasonably necessary for BDC V to carry out its wind down and liquidation, as described below.

As soon as reasonably practicable following the Closing, BDC V will cease its investment operations, make Liquidating Distributions to BDC V Shareholders (if available), terminate its status as a BDC under the 1940 Act, and take all other steps necessary to wind down its operations, dissolve, and liquidate in accordance with its governing documents.

Under the Purchase Agreement, on the Determination Date, BDC V will deliver to PCAP a calculation of its Closing NAV calculated in good faith as of the Determination Date and based on the same assumptions and methodologies, and applying the same categories of adjustments to NAV (except as may be mutually agreed by PCAP and BDC V), historically used by BDC V in preparing the calculation of the NAV per share of BDC V Common Shares (with an accrual for any dividend declared by BDC V and not yet paid). BDC V will also deliver calculations of the amount of indebtedness outstanding under BDC V’s credit facility as of the Determination Date. BDC V shall update the calculation of the Closing NAV and related amounts in the event that the Closing is subsequently materially delayed or there is a material change to the Closing NAV prior to the Closing (including any dividend declared after the Determination Date but prior to Closing) and as needed to ensure the Closing NAV and other amounts are determined within 48 hours (excluding Sundays and holidays) prior to the Effective Time. The BDC V Board, including a majority of the BDC V Independent Trustees, shall be required to approve the Closing NAV, and the Chief Financial Officer of BDC V shall certify in writing to PCAP the calculation of the Closing NAV and related calculations.

Tax Consequences of the Transaction

BDC V’s receipt of the Purchase Price may be a taxable transaction for BDC V for U.S. federal income tax purposes, subject to the payment of the Liquidating Distribution. PCAP’s receipt of BDC V’s assets and the liabilities it assumes under the governing documents of BDC V’s portfolio assets and with respect to the indebtedness outstanding under BDC V’s credit facility is not expected to be a taxable transaction for PCAP for U.S. federal income tax purposes. The sale of BDC V’s assets in the Transaction is not expected to be a taxable event for BDC V Shareholders. However, the receipt of a Liquidating Distribution by BDC V Shareholders as part of the liquidation of BDC V, as described in the Purchase Agreement and this Proxy Statement, will be a taxable transaction for U.S. federal income tax purposes. See “Certain Material U.S. Federal Income Tax Consequences of the Transaction” below.

PCAP Reasons for the Transaction

After a thorough review of a variety of strategic alternatives, the PCAP Board determined that entering into the Purchase Agreement and consummating the Transaction is in the best interests of PCAP and PCAP Shareholders. Certain material factors considered by the PCAP Board in evaluating the Transaction include, among others:

•the enhanced scale, size and diversification of PCAP’s portfolio that may be achieved through the Transaction;

•the opportunity to achieve an optimized capital structure through diversified financing sources and improved financing costs based on PCAP’s larger scale following the Transaction;

•economies of scale in acquiring assets with which PCAP Adviser, Churchill, and Nuveen are already familiar;

•operational efficiencies through the reduction of redundancies in the shared management of each of the portfolios of PCAP and BDC V and the allocation of expenses across a larger asset base;

•the potential return upside to be achieved as a result of the Transaction; and

•the result that PCAP, following the Transaction, would be one of the fifteen largest perpetually private BDCs currently in operation.

For a further discussion of all of the material factors considered by the PCAP Board, see “The Transaction—PCAP Reasons for the Transaction.”

BDC V Reasons for the Transaction

After a thorough review of a variety of strategic alternatives, the BDC V Board determined that entering into the Purchase Agreement and consummating the Transaction is in the best interests of BDC V and BDC V Shareholders. Certain material factors considered by the BDC V Board in evaluating the Transaction include, among others, that:

•the Transaction provides an efficient exit strategy for BDC V compared to other alternatives, which are not viable or would be less attractive to BDC V Shareholders;

•continuing the operations of BDC V as a stand-alone fund may be less desirable relative to other alternatives given BDC V’s relatively small size and limited opportunities to raise additional assets; and

•the Transaction allows BDC V Shareholders to receive cash for their investment in one lump sum (as opposed to over time).

For a further discussion of all of the material factors considered by the BDC V Board, see “The Transaction—BDC V Reasons for the Transaction.”

The Parties to the Transaction

PCAP and BDC V are affiliated BDCs externally managed by PCAP Adviser and Churchill, respectively, each of which is indirectly controlled by Nuveen, LLC, the investment management division of TIAA. Churchill also serves as a sub-adviser to PCAP under an investment sub-advisory agreement between PCAP Adviser and

Churchill, pursuant to which PCAP Adviser has all delegated substantially all of its daily portfolio management obligations under PCAP's investment advisory agreement (the “PCAP Investment Advisory Agreement”) to Churchill. Additionally, the same individuals who serve as trustees on the BDC V Board also serve as trustees on the PCAP Board, except that the PCAP Board includes one additional trustee who is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of PCAP that does not serve on the BDC V Board.

Nuveen Churchill Private Capital Income Fund
375 Park Avenue, 9th Floor
New York, NY 10152
(212) 478-9200

PCAP is an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. In addition, for U.S. federal income tax purposes, PCAP has elected to be treated as a RIC under subchapter M of the Code. PCAP was formed on February 8, 2022, to invest primarily in Senior Loan Investments, as well as Junior Capital Investments. Senior Loan Investments and Junior Capital Investments may be originated alongside smaller related common equity positions to the same portfolio companies. PCAP’s portfolio also includes larger, stand-alone direct Equity Co-Investments in private equity-backed companies that may or may not be originated alongside or separately from Senior Loan Investments and/or Junior Capital Investments to the applicable portfolio company. Further, subject to the pace and amount of investment activity in PCAP’s middle market investment program, a portion of PCAP’s portfolio may be comprised of Liquid Investments.

PCAP’s investment objective is to provide investors with attractive risk-adjusted returns primarily through current income and, secondarily, long-term capital appreciation, by investing in a diversified portfolio of private debt and equity investments in U.S. middle market companies owned by leading private equity firms. PCAP defines “middle market companies” as those with $10 million to $250 million of EBITDA.

PCAP targets an investment portfolio consisting, directly or indirectly, of 75% to 90% in Senior Loan Investments, 5% to 25% in Junior Capital Investments, and up to 10% in Equity Co-Investments. To support its share repurchase program, PCAP’s Liquid Investments generally comprise 5% to 10% of its assets, subject to the pace and amount of investment activity in its middle market investment program. While PCAP seeks to achieve the targets described above, the composition of its investment portfolio may vary from time to time due to various factors, such as market conditions and the availability of attractive investment opportunities.

PCAP generally invests in securities that have been rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. These securities, which may be referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. In addition, many of PCAP’s debt investments have floating interest rates that reset on a periodic basis and typically do not fully pay down principal prior to maturity, which may increase PCAP’s risk of losing part or all of its investment.

Churchill NCPCIF CLO-I LLC, Churchill NCPCIF CLO-II LLC, NCPIF Equity Holdings LLC, NCPCIF SPV II, LLC, NCPCIF SPV III, LLC, and NCPCIF BSL SPV I, LLC are wholly owned subsidiaries of PCAP that are consolidated with PCAP in PCAP’s financial statements.

PCAP Adviser is responsible for the overall management of PCAP’s activities under the PCAP Investment Advisory Agreement. PCAP Adviser has delegated substantially all of its daily portfolio management obligations as set forth under the PCAP Investment Advisory Agreement to Churchill pursuant to a sub-advisory agreement. In addition, PCAP Adviser and Churchill have delegated their portfolio management obligations with respect to certain Liquid Investments held by PCAP to Nuveen pursuant to a sub-advisory agreement.

Nuveen Churchill BDC V
375 Park Avenue, 9th Floor
New York, NY 10152

(212) 478-9200

BDC V is an is an externally managed, closed-end, non-diversified management investment company that was formed on May 22, 2025, and elected to be treated as a BDC under the 1940 Act on August 5, 2025. In addition, for U.S. federal income tax purposes, BDC V intends to elect to be treated as a RIC under subchapter M of the Code.

BDC V’s investment objective is to provide investors with attractive risk-adjusted returns primarily through current income and, secondarily, long-term capital appreciation, by investing in a diversified portfolio of private debt and equity investments in U.S. middle market companies owned by leading private equity firms. BDC V primarily invests in Senior Loan Investments, as well as Junior Capital Investments. Senior Loan Investments and Junior Capital Investments may be originated alongside smaller related common equity positions to the same portfolio companies. BDC V’s portfolio also includes larger, stand-alone direct Equity Co-Investments in private equity-backed companies that may or may not be originated alongside or separately from Senior Loan Investments and/or Junior Capital Investments to the applicable portfolio company. Subject to the pace and amount of investment activity in BDC V’s middle market investment program, BDC V’s portfolio also may be comprised of Liquid Investments.

BDC V generally invests in securities that have been rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. These securities, which may be referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. In addition, many of BDC V’s debt investments have floating interest rates that reset on a periodic basis and typically do not fully pay down principal prior to maturity, which may increase BDC V’s risk of losing part or all of its investment.

Churchill is responsible for the overall management of BDC V’s activities under an investment advisory agreement (the “BDC V Investment Advisory Agreement”).

Risks Relating to the Proposed Transaction

The Transaction contemplated by the Purchase Agreement is subject to, among others, the following risks. BDC V Shareholders should carefully consider these risks before deciding how to vote on the Transaction Proposal.

•Because the NAV of BDC V may fluctuate, BDC V cannot be sure of the exact amount of the Consideration it will receive from the sale of its assets in the Transaction until the Determination Date, which will affect the amount of any Liquidating Distribution to be received by BDC V Shareholders in BDC V’s liquidation.

•The announcement and pendency of the proposed Transaction could adversely affect each fund’s business, financial results and operations.

•If the Transaction does not close, both BDC V and PCAP will nonetheless bear fifty percent (50%) of the total expenses incurred in pursuit of the Transaction.

•Litigation may be filed against PCAP or BDC V in connection with the Transaction, which, regardless of its merits, could result in substantial costs and could delay or prevent the Transaction from being completed.

•The termination of the Purchase Agreement could negatively impact PCAP and BDC V by diverting the attention of the funds’ management to focus on the Transaction which, if unsuccessful, could result in the failure of either or both funds to participate in and capitalize on other potentially beneficial strategic opportunities.

•The Transaction is subject to certain closing conditions, including BDC V Shareholder Approval (as defined below), that, if not satisfied or waived, will result in the Transaction not being completed, which may result in material adverse consequences to each of PCAP’s and BDC V’s business and operations.

•BDC V and PCAP will be subject to operational uncertainties and contractual restrictions while the Transaction is pending, including restrictions on pursuing alternatives to the Transaction.

•The Purchase Agreement contains provisions that could discourage or make it difficult for a third party to acquire BDC V prior to the completion of the proposed Transaction.

•Subject to applicable law, each party may waive one or more conditions to the Transaction without approval from its respective shareholders.

•The NAV per share of any class of PCAP’s common shares of beneficial interest, par value $0.01 per share (“PCAP Common Shares”), after the Transaction may be affected by factors different from those affecting PCAP Common Shares currently.

See the section captioned “Risk Factors—Risks Relating to the Proposed Transaction” below for a more detailed discussion of these factors.

Special Meeting of BDC V Shareholders

BDC V plans to hold the Special Meeting on April 30, 2026, at 11:30 a.m., Eastern Time, at the following website: https://churchillam.zoom.us/j/98418020210?pwd=6PpDUSzXZ0ROVZxzRY66JpJ6SvzQUd.1&from=addon. At the Special Meeting, holders of BDC V Common Shares as of the Record Date will be asked to approve the Transaction Proposal, the Withdrawal Proposal, and, if necessary, the Adjournment Proposal.

BDC V Shareholders can vote at the Special Meeting, or any adjournments and postponements thereof, if such BDC V Shareholder owned BDC V Common Shares at the close of business on the Record Date. As of that date, there were 13,479,560 BDC V Common Shares outstanding and entitled to vote. None of the total outstanding BDC V Common Shares were owned beneficially or of record by trustees who are “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of BDC V, or by executive officers of BDC V.

BDC V Board Recommendation

The BDC V Board approved the Purchase Agreement and the Transaction and recommends that BDC V Shareholders vote “FOR” each of the Transaction Proposal, the Withdrawal Proposal, and, if necessary, the Adjournment Proposal.

Vote Required

Each BDC V Common Share held by a holder of record as of the Record Date has one vote on each matter to be considered at the Special Meeting.

The approval of the Transaction Proposal requires the affirmative vote of a majority of the votes cast by holders of the outstanding BDC V Common Shares entitled to vote at the Special Meeting, and the approval of the Withdrawal Proposal requires the affirmative vote of the holders of the lesser of (a) 67% or more of the outstanding BDC V Common Shares present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding BDC V Common Shares are present or represented by proxy at the Special Meeting, or (b) more than 50% of the outstanding BDC V Common Shares (together, the “BDC V Shareholder Approval”).

Additionally, if the Adjournment Proposal is submitted for a vote, the approval of the Adjournment Proposal also requires the affirmative vote of a majority of the votes cast by holders of the outstanding BDC V

Common Shares entitled to vote at the Special Meeting. Abstentions will have the same effect as votes “AGAINST” the Withdrawal Proposal. Abstentions will have no effect on the Transaction Proposal or the Adjournment Proposal.

Completion of the Transaction

As more fully described in this Proxy Statement and in the Purchase Agreement, the completion of the Transaction depends on a number of conditions being satisfied or, where legally permissible, waived. For information on the conditions that must be satisfied or waived for the Transaction to occur, see “Description of the Purchase Agreement.” While there can be no assurances as to the exact timing, or that the Transaction will be completed at all, PCAP and BDC V are working to complete the Transaction in the second quarter of 2026. It is currently expected that the sale of assets pursuant to the Transaction will be completed promptly following receipt of BDC V Shareholder Approval at the Special Meeting and satisfaction (or to the extent legally permitted, waiver) of the other Closing conditions set forth in the Purchase Agreement.

Termination of the Purchase Agreement

The Purchase Agreement contains certain termination rights for PCAP and BDC V. See “Description of the Purchase Agreement—Termination of the Purchase Agreement” for a discussion of the circumstances that could result in the termination of the Purchase Agreement and the unsuccessful completion of the Transaction.

RISK FACTORS

In addition to the other information included in this document, BDC V Shareholders should carefully consider the risks described below in determining whether to approve the Transaction Proposal. The information in “Item 1A. Risk Factors” in Part I of BDC V’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 2, 2026, is incorporated herein by reference for general risks related to BDC V. The risks, as set out below and incorporated by reference herein, are not the only risks that PCAP and BDC V currently may face, and, following the Transaction, that solely PCAP may face. Additional risks and uncertainties not currently known to PCAP or BDC V or that they currently deem to be immaterial also may materially adversely affect their, or, following the Transaction, solely PCAP’s, business, financial condition or operating results. If any of the following events occur, PCAP’s or BDC V’s, or, following the Transaction, solely PCAP’s, business, financial condition or results of operations could be materially adversely affected. See also the sections entitled “Incorporation by Reference for Nuveen Churchill BDC V” and “Where You Can Find More Information” in this Proxy Statement.

RISKS RELATING TO THE PROPOSED TRANSACTION

Because BDC V’s Closing NAV may fluctuate, BDC V cannot be sure of the exact amount of Consideration it will receive until the Closing Date, which may impact the amount of any Liquidating Distribution BDC V Shareholders may receive.

The exact amount of the Consideration may vary from BDC V’s NAV on the date the Transaction was announced, on the date that this Proxy Statement was made available to BDC V Shareholders, on the date of the Special Meeting and on the date the sale of BDC V’s assets is completed. Any change in BDC V’s NAV prior to Closing will affect the amount of Consideration that BDC V will receive and that PCAP will pay at Closing, which may, in turn, affect the amount of the Liquidating Distribution that BDC V Shareholders may receive, if any.

PCAP is not permitted to terminate the Purchase Agreement solely because of changes in BDC V’s Closing NAV.

Changes in BDC V’s Closing NAV may result from a variety of factors, including, among other things:

•changes in the business, operations or prospects of BDC V;

•the financial condition of current or prospective portfolio companies of BDC V;

•changes in the amount of indebtedness outstanding under BDC V’s credit facility; and

•interest rates or general market or economic conditions.
See “Special Note Regarding Forward-Looking Statements” for other factors that could cause BDC V’s Closing NAV to change. These factors are generally beyond the control of BDC V. BDC V’s historical NAV is not necessarily indicative of future performance.

The announcement and pendency of the proposed Transaction could adversely affect each of PCAP’s and BDC V’s business, financial results and operations.

The announcement and pendency of the proposed Transaction could cause disruptions in and create uncertainty surrounding each of PCAP’s and BDC V’s businesses, including affecting each of their relationships with their existing and future investors, borrowers and lenders, which could have a significant negative impact on their future revenues and results of operations (for PCAP, regardless of whether the Transaction is completed, and for BDC V, if the Transaction is not completed). In particular, existing borrowers may elect to refinance their loans from PCAP, BDC V or their affiliates with other lenders, and existing and potential future lenders may be unable or unwilling to fund their commitments to PCAP or BDC V or otherwise extend credit to PCAP or BDC V. In addition, each of PCAP and BDC V has diverted, and will continue to divert, significant management resources towards the completion of the Transaction, which could have a significant negative impact on its future revenues and results of operations (for PCAP, regardless of whether the Transaction is completed, and for BDC V, if the Transaction is not completed).

If the Transaction does not close, both PCAP and BDC V will nonetheless bear the expenses incurred in their pursuit of the Transaction.

The Transaction may not be completed. If the Transaction is not completed, each of PCAP and BDC V may have incurred substantial expenses for which no ultimate benefit will have been received. Each of PCAP and BDC V may have incurred out-of-pocket expenses in connection with the Transaction for legal and accounting fees and financial printing and other related charges, much of which will be incurred even if the Transaction is not completed. All expenses incurred in connection with the Transaction, including all reasonable third-party expenses, will be borne equally by PCAP and BDC V regardless of the party incurring such expenses. Thus, if the Transaction is not completed, each of PCAP and BDC V will bear fifty percent (50%) of the expenses incurred in connection with the Transaction, even though no ultimate benefit will have been received.

Litigation may be filed against PCAP or BDC V in connection with the Transaction, regardless of its merits, which could result in substantial costs and could delay or prevent the Transaction from being completed.

From time to time, PCAP and BDC V may be subject to legal actions, including securities class action lawsuits and derivative lawsuits, as well as various regulatory, governmental and law enforcement inquiries, investigations and subpoenas in connection with the Transaction. These or any similar securities class action lawsuits and derivative lawsuits, regardless of their merits, may result in substantial costs and divert management time and resources. An adverse judgment in such cases could have a negative impact on PCAP’s or BDC V’s liquidity and financial condition or could prevent the Transaction from being completed.

The termination of the Purchase Agreement could negatively impact PCAP and BDC V.

If the Purchase Agreement is terminated, there may be various consequences, including:

•PCAP’s and BDC V’s businesses may have been adversely impacted by the failure to pursue other beneficial opportunities due to the focus of management on the Transaction, without realizing any of the anticipated benefits of completing the Transaction; and

•BDC V may not be able to find a party willing to pay an equivalent or more attractive price than the price PCAP agreed to pay in the Transaction for its portfolio assets, leaving BDC V Shareholders without an avenue for immediate liquidity of their investment in BDC V.
The Transaction is subject to conditions to Closing, including the receipt of BDC V Shareholder Approval, that, if not satisfied or (to the extent legally allowed) waived, will result in the Transaction not being completed, which may result in material adverse consequences to PCAP’s and BDC V’s business and operations.

The Transaction is subject to certain conditions to Closing, including the approval of BDC V Shareholders, that, if not satisfied, will prevent the Transaction from being completed. The closing condition that BDC V Shareholders approve the Transaction Proposal may not be waived under applicable law and must be satisfied for the Transaction to be completed. If BDC V Shareholders do not approve the Transaction and the Transaction is not completed, the resulting failure of the Transaction could have a material adverse impact on PCAP’s and BDC V’s respective businesses and operations. In addition to the required BDC V Shareholder Approval, the Transaction is subject to a number of other conditions beyond the control of PCAP and BDC V that may prevent, delay or otherwise materially adversely affect completion of the Transaction. PCAP and BDC V cannot predict whether and when these other conditions will be satisfied. The failure to complete the Transaction would result in PCAP, BDC V and their respective shareholders failing to realize the anticipated benefits of the Transaction as described under

“The Transaction—PCAP Reasons for the Transaction” and “The Transaction—BDC V Reasons for the Transaction.”

PCAP and BDC V may, to the extent legally allowed, waive one or more conditions to the Transaction without soliciting approval from their respective shareholders or, in the case of BDC V, re-soliciting approval from BDC V Shareholders.

Certain conditions to PCAP’s and BDC V’s respective obligations to complete the Transaction may be waived, in whole or in part, to the extent legally allowed, either unilaterally or by mutual agreement. In the event that any such waiver does not require the solicitation of their shareholders, each of PCAP and BDC V will have the discretion to complete the Transaction without seeking such shareholder approval, and in the case of BDC V, BDC V will have the discretion to complete the Transaction without re-soliciting BDC V Shareholder Approval. Accordingly, the terms and conditions as set forth in the Purchase Agreement and described herein, including certain protections to BDC V and PCAP, may be waived. The conditions requiring the approval of BDC V Shareholders, however, cannot be waived.

BDC V and PCAP will be subject to operational uncertainties and contractual restrictions while the Transaction is pending, which could negatively impact each fund’s business, financial condition, and results of operations.

Uncertainty about the effect of the Transaction may have an adverse effect on BDC V and PCAP and, consequently, on PCAP following completion of the Transaction. These uncertainties may impair Churchill’s and PCAP Adviser’s respective abilities to motivate key personnel until the Transaction is consummated and could cause those who deal with BDC V and PCAP to seek to change their existing business relationships with BDC V and PCAP, respectively.

If the Transaction is not completed or BDC V is not otherwise acquired, BDC V may consider other strategic alternatives, which are subject to risks and uncertainties.

If the Transaction is not completed, the BDC V Board may review and consider various strategic alternatives available to BDC V, including, among others, continuing as a standalone company with no material changes to its business or seeking an alternative transaction. These strategic or other alternatives available to BDC V may involve various additional risks to its business, including, among others, distraction of its management team and associated expenses as described above in connection with the proposed Transaction, and risks and uncertainties related to its ability to complete any such alternatives and other variables which may adversely affect its operations.

The NAV per share of any or all classes of PCAP Common Shares after the Transaction may be affected by factors different from those affecting each class of PCAP Common Shares currently.

The businesses of BDC V and PCAP differ in some respects and, accordingly, the results of operations of PCAP and the NAV per share of each class of PCAP Common Shares after the Transaction may be affected by factors different from those currently affecting the independent results of operations of each of BDC V and PCAP. These factors include:

•a different portfolio composition; and

•a different capital structure.
Accordingly, the historical NAV per share and financial results of PCAP may not be indicative of these matters for PCAP following the Transaction.

The amount BDC V may distribute to BDC V Shareholders in a Liquidating Distribution will depend on the amount of BDC V’s liabilities, other obligations and expenses, which amounts are subject to change.

If the Transaction is consummated, as soon as practicable following the Closing, BDC V will begin the process of winding down its operations, pursuant to which it will make a Liquidating Distribution to BDC V Shareholders, if available, under the terms of the Purchase Agreement and in accordance with applicable law, including the Statutory Trust Act. While BDC V intends to make Liquidating Distributions as soon as practicable following the Closing, it is unable to predict the precise amount or timing of the Liquidating Distribution, if any. The timing and amount of any Liquidating Distribution will depend upon the actual expenses BDC V incurs, the timing of the resolution of matters for which it may establish a contingency reserve, the amount to be paid in satisfaction of such contingencies, the obligations satisfied and provisions made during the liquidation and winding-up process, and BDC V’s ability to convert its remaining assets, if any, into cash. Any estimates of reasonable reserves for such liabilities, obligations, expenses and claims may be inaccurate, and certain factors that could impact its estimates include the following:

•if any of BDC V’s estimates regarding its dissolution, including the expenses to satisfy outstanding obligations, liabilities and claims during the liquidation process, are inaccurate;

•if unforeseen claims are asserted against BDC V, it will have to defend or resolve such claims or establish a reasonable reserve before making any Liquidating Distribution;

•if the anticipated Closing date is delayed, resulting in additional operating expenses for BDC V; and

•if the estimates regarding the expenses to be incurred in connection with the Transaction and the liquidation process, including expenses of personnel required and other operating expenses (including legal, accounting, tax and other professional fees) necessary to dissolve and liquidate BDC V, are inaccurate.
If any of the foregoing occurs, the amount BDC V may distribute to BDC V Shareholders in any Liquidating Distribution may differ (and, in some cases, be substantially less) than any amounts that it may estimate. If neither the Transaction Proposal nor the Withdrawal Proposal are approved, BDC V will not make any Liquidating Distribution to its shareholders.

Neither PCAP nor BDC V will receive a fairness opinion in connection with the Transaction.

Neither the PCAP Board nor the BDC V Board sought or obtained a fairness opinion from an investment bank or other firm that the Consideration to be paid in connection with the Transaction is fair from a financial point of view to the shareholders of the applicable fund.

The payment of any Liquidating Distribution, if any, to BDC V Shareholders could be delayed.

Although the BDC V Board has not established a firm timetable for making any Liquidating Distributions to its shareholders, the BDC V Board intends, subject to contingencies inherent in winding down BDC V’s business, to make such Liquidating Distributions, if any, as promptly as practicable as creditor claims and contingent liabilities are paid or settled. However, BDC V is currently unable to predict the precise timing of any such Liquidating Distributions or whether any Liquidating Distributions will occur at all. The timing of any such Liquidating Distributions will depend on and could be delayed by, among other things, the timing of sales of our non-cash assets and claim settlements with creditors. Additionally, a creditor could seek an injunction against the making of such distributions to BDC V Shareholders on the grounds that the amounts to be distributed were needed to provide for the payment of BDC V’s liabilities and expenses. Any action of this type could delay or substantially diminish the amount available for such distribution to BDC V Shareholders.

BDC V will continue to incur claims, liabilities and expenses, and any delay in the Closing of the sale of BDC V’s assets and/or subsequent dissolution will reduce the amount available for distribution to BDC V Shareholders.

Claims, liabilities and expenses from operations, such as operating costs, salaries, insurance, payroll and local taxes, legal, accounting and consulting fees and miscellaneous expenses, will continue to be incurred as BDC

V winds down. These expenses will reduce the amount of assets available for ultimate distribution to BDC V Shareholders in any Liquidating Distributions.

No further BDC V Shareholder approval will be required for the dissolution of BDC V.

If BDC V Shareholders vote to adopt the Purchase Agreement and the Withdrawal Proposal at the Special Meeting, BDC V will be authorized to cease operations, sell, license or otherwise dispose of all of its remaining non-cash assets, and dissolve BDC V, all without further approval of the BDC V Shareholders, unless required to do so by Delaware law.

As soon as reasonably practicable following the Closing of the sale of its assets, BDC V intends to file a Form 15 with the SEC, thereby suspending its obligation to file current and periodic reports, which will limit public information regarding its business and the status of its dissolution and wind-up activities.

In connection with the dissolution of BDC V following the Closing, BDC V intends to file a Form 15 with the SEC to suspend its reporting obligation under Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to file current and periodic reports with the SEC. As a result, investors will have limited public information regarding the status of BDC V’s business and wind-up activities following the Closing.

The tax treatment of any distributions or other payments may vary from shareholder to shareholder, and the discussions in this Proxy Statement regarding the tax treatment of BDC V’s liquidation following the Closing of the sale of its assets are general in nature. For purposes of the discussion of the tax consequences and accounting treatment associated with the Transaction, the sale of assets pursuant to the Purchase Agreement shall be referred to as the “Sale Transaction” and the liquidation and dissolution of BDC V shall be referred to as the “Liquidation.”

BDC V has not requested a ruling from the U.S. Internal Revenue Service (the “IRS”) with respect to the anticipated tax consequences of the Sale Transaction or Liquidation, or any matters relating thereto, and it will not seek an opinion of counsel with respect to the anticipated tax consequences of the Sale Transaction, Liquidation or any distributions (including, without limitation, Liquidating Distributions (if any), dividend distributions or other payments). If any of the anticipated tax consequences described in this Proxy Statement proves to be incorrect, the result could be increased taxation at the corporate and/or shareholder level, thus reducing the benefit to BDC V Shareholders and BDC V from such transactions. Tax considerations applicable to particular shareholders may vary with and be contingent upon the shareholder’s individual circumstances. You should consult your tax advisor as to the tax consequences of the Sale Transaction or Liquidation in your particular circumstances, including the applicability of any U.S. federal, state, and local and non-U.S. tax laws.

COMPARATIVE FEES AND EXPENSES

Comparative Fees and Expenses Relating to the Transaction

The following tables are intended to assist you in understanding the costs and expenses that an investor in the Class I PCAP Common Shares or BDC V Common Shares, respectively, bears directly or indirectly, and, based on the assumptions set forth below, the pro forma costs and expenses estimated to be incurred by PCAP in the first year following the Closing of the sale of BDC V’s assets. PCAP and BDC V caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this document refers to fees or expenses paid or to be paid by “you,” “PCAP” or “BDC V,” shareholders will indirectly bear such fees or expenses as investors in PCAP or BDC V, as applicable. The table below is based on information as of December 31, 2025 (except as noted below). There are no material differences in the accounting policies of PCAP and BDC V:

	Actual as of December 31, 2025		Pro Forma
Shareholder transaction expenses	PCAP (acquiring fund)	BDC V (target fund)	PCAP (surviving fund)
Sales load (as a percentage of offering price)	None(1)	None(1)	None(1)
Offering expenses (as a percentage of offering price)	None(1)	None(1)	None(1)
Dividend reinvestment plan expenses	None(2)	None(2)	None(2)
Total shareholder transaction expenses (as a percentage of offering price)	None	None	None

	Actual as of December 31, 2025		Pro Forma
Estimated annual expenses (as a percentage of net assets attributable to common shares):(3)	PCAP (acquiring fund)	BDC V (target fund)	PCAP (surviving fund)
Base management fees(4)	0.58%	1.80%	0.58%
Incentive fees(5)	1.19%	1.77%	1.62%
Interest payments on borrowed funds(6)	4.01%	9.45%	6.80%
Other expenses(7)	0.64%	0.87%	0.71%
Acquired fund fees and expenses	—%	—%	—%
Total annual expenses(8)	6.42%	13.88%	9.72%

(1)    Purchases of PCAP Common Shares or BDC V Common Shares on the secondary market are not subject to sales charges, but may be subject to brokerage commissions or other charges. The table does not include any sales load (underwriting discount or commission), as PCAP’s Consideration for the sale of BDC V’s assets is cash only.

(2)    The estimated expenses associated with each fund’s respective distribution reinvestment plans are included in “Other expenses.”

(3)    “Net assets attributable to common shares” equals net assets at December 31, 2025. For the pro forma column, the combined net assets of PCAP and BDC V on a pro forma basis as of December 31, 2025 were adjusted for Sale Transaction-related costs only.

(4)    With respect to PCAP, the base management fee paid to PCAP Adviser is calculated at an annual rate of 0.75% on the value of PCAP’s net assets as of the beginning of the first calendar day of the applicable month.

With respect to BDC V, BDC V pays a management fee to Churchill quarterly in arrears. Prior to any listing of BDC V Common Shares on a national securities exchange (the "Exchange Listing") or any other public trading market (together with the Exchange Listing, a "Public Listing"), the management fee will be calculated at an annual rate of 0.75% of average total assets, excluding cash and cash equivalents and undrawn capital commitments and including assets financed using leverage ("Average Total Assets"), at the end of the two most recently completed calendar quarters. Beginning with the first full calendar quarter following a Public Listing, the management fee will be calculated at an annual rate of 1.00% of Average Total Assets. For purposes of this calculation, cash and cash equivalents include any temporary investments in cash equivalents, U.S. government securities and other high quality investment grade debt investments that mature in 12 months or less from the date of investment.

(5)    With respect to PCAP, an incentive fee is payable to PCAP Adviser consisting of two components that are independent of each other, with the result that one component may be payable even if the other is not: (i) an incentive fee on income and (ii) an incentive fee on capital gains.

The portion of the incentive fee based on income is based on Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of net assets at the end of the immediately preceding quarter from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that PCAP receives from portfolio companies) accrued during the calendar quarter, minus PCAP’s operating expenses accrued for the quarter (including the management fee, expenses payable under PCAP’s administration agreement with its administrator, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any shareholder servicing and/or distribution fees). Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero-coupon securities), accrued income that has not yet been received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments (as discussed further below) are also excluded from Pre-Incentive Fee Net Investment Income Returns.

Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of PCAP’s net assets at the end of the immediately preceding quarter, are compared to a “hurdle rate” of return of 1.50% per quarter (6% annualized).

PCAP pays PCAP Adviser an incentive fee quarterly in arrears with respect to Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:

•No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which PCAP’s Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.50% per quarter (6% annualized);

•100% of the dollar amount of PCAP’s Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.76% (7.06% annualized). PCAP refers to this portion of Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.76%) as the “catch-up.” The “catch-up” is meant to provide PCAP Adviser with approximately 15% of PCAP’s Pre-Incentive Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds 1.76% in any calendar quarter; and

•15% of the dollar amount of PCAP’s Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.76% (7.06% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 15% of all Pre-Incentive Fee Net Investment Income Returns thereafter are allocated to PCAP Adviser.

The second component of the incentive fee, the capital gains incentive fee, is payable at the end of each calendar year in arrears. The amount payable equals:

•15% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with U.S. GAAP.

Each year, the fee paid for the capital gains incentive fee will be net of the aggregate amount of any previously paid capital gains incentive fee for all prior periods. PCAP will accrue, but will not pay, a capital gains incentive fee with respect to unrealized appreciation because a capital gains incentive fee would be owed to PCAP Adviser if PCAP was to sell the relevant investment and realize a capital gain. In no event will the capital gains incentive fee payable pursuant to the PCAP Investment Advisory Agreement be in excess of the amount permitted by the Investment Advisers Act of 1940, as amended (the “Advisers Act”), including Section 205 thereof.

The fees that are payable under the PCAP Investment Advisory Agreement for any partial period will be appropriately prorated.

The incentive fee on income payable by PCAP was waived in full for the period beginning June 1, 2024 until May 31, 2025, and 50% of the incentive fee based on income payable by PCAP was waived for the period from February 1, 2026 through February 28, 2026 (the “PCAP Incentive Fee Waivers”). The effect of the PCAP Incentive Fee Waivers is not reflected in the table above. Giving effect to the partial PCAP Incentive Fee Waiver for the period from February 1, 2026 through February 28, 2026, the estimated incentive fees as a percentage of net assets attributable to PCAP Common Shares would be 1.16%. See “Note 5. Related Party Transactions—Advisory Agreement” in the notes to the consolidated financial statements contained in PCAP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for more information about the incentive fees that are payable to PCAP Adviser under the PCAP Investment Advisory Agreement.

With respect to BDC V, an incentive fee is payable to Churchill consisting of two parts that are independent of each other, with the result that one component may be payable even if the other is not: (i) an incentive fee on income and (ii) an incentive fee on capital gains.

The portion of the incentive fee based on income is based on Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of net assets at the end of the immediately preceding quarter from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that BDC V receives from portfolio companies) accrued during the calendar quarter, minus BDC V’s operating expenses accrued for the quarter (including the management fee, expenses payable under BDC V’s administration agreement with its administrator, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero-coupon securities), accrued income that has not yet been received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of BDC V’s net assets at the end of the immediately preceding quarter, are compared to a “hurdle rate” of return of 1.50% per quarter (6% annualized).

Subject to the BDC V Incentive Fee Waiver (as described below), BDC V will pay Churchill an incentive fee quarterly in arrears with respect to Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:

•No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which BDC V’s Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.50% per quarter (6% annualized);

•100% of the dollar amount of BDC V’s Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.76% (7.06% annualized). BDC V refers to this portion of Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.76%) as the “catch-up.” The “catch-up” is meant to provide Churchill with approximately 15% of BDC V’s Pre-Incentive Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds 1.76% in any calendar quarter; and

•15% of the dollar amount of BDC V’s Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.76% (7.06% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 15% of all Pre-Incentive Fee Net Investment Income Returns thereafter are allocated to Churchill.

The second component of the incentive fee, the capital gains incentive fee, is payable at the end of each calendar year in arrears. The amount payable equals:

•15% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with U.S. GAAP.

Each year, the fee paid for the capital gains incentive fee will be net of the aggregate amount of any previously paid capital gains incentive fee for all prior periods. BDC V will accrue, but will not pay, a capital gains incentive fee with respect to unrealized appreciation because a capital gains incentive fee would be owed to Churchill if BDC V was to sell the relevant investment and realize a capital gain. In no event will the capital gains incentive fee payable pursuant to the BDC V Investment Advisory Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.

The fees that are payable under the BDC V Investment Advisory Agreement for any partial period will be appropriately prorated.

Churchill has agreed to waive 100% of the incentive fee on income payable to Churchill by BDC V for the period beginning July 9, 2025 until the earlier of the closing of the Transaction or June 30, 2026 (the “BDC V Incentive Fee Waiver”). For the avoidance of doubt, the BDC V Incentive Fee Waiver does not amend the calculation of the incentive fee as set forth in the BDC V Investment Advisory Agreement. Other than the waiver contemplated by the BDC V Incentive Fee Waiver, the terms of the BDC V Investment Advisory Agreement will remain in full force and effect. The effect of the BDC V Incentive Fee Waiver is not reflected in the table above. Giving effect to the BDC V Incentive Fee Waiver, the estimated incentive fees as a percentage of net assets attributable to BDC V Common Shares would be 0.89%. See “Note 5. Related Party Transactions—Advisory Agreement” in the notes to the consolidated financial statements contained in BDC V’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for more information.

The pro forma incentive fees have been calculated in a manner consistent with the PCAP Investment Advisory Agreement not giving effect to any fee waiver.

(6)    PCAP and/or BDC V may borrow funds to make investments, including before either fund has fully invested the proceeds of their respective offerings. To the extent that either of PCAP or BDC V determines it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by shareholders. Interest payments on borrowed funds with respect to PCAP represents estimated annual interest payments based on actual interest rate terms under PCAP’s two special purpose vehicle asset credit facilities, one revolving credit facility, and two debt securitizations. Interest payments on borrowed funds with respect to BDC V represents estimated annual interest payments based on actual interest rate terms under BDC V’s senior secured revolving credit facility (the “Scotiabank Credit Facility”).

PCAP’s and BDC V’s ability to incur leverage during the following 12-month period depends, in large part, on the amount of money the fund is able to raise through the sale of shares registered in their respective offerings and the availability of financing in the market.

PCAP’s interest and other debt expenses are based on borrowing levels and interest rates consistent with the levels during the year ended December 31, 2025, including all interest and amortization of debt financing/issuance costs. As of December 31, 2025, PCAP had $795.5 million in borrowings outstanding. For the year ended December 31, 2025, PCAP had a weighted average interest rate of 6.52%.

BDC V’s interest and other debt expenses are based on borrowing levels and interest rates consistent with the levels during the period from July 9, 2025 through December 31, 2025, including all interest and amortization of debt financing/issuance costs. As of December 31, 2025, BDC V had $468.5 million in borrowings outstanding under the Scotiabank Credit Facility. For the period from July 9, 2025 through December 31, 2025, BDC V had a weighted average interest rate of 6.22%.

The pro forma column assumes the sum of amounts of debt outstanding as of December 31, 2025 for each of PCAP and BDC V for PCAP following the Closing, as well as the additional leverage that PCAP will incur in order to satisfy the consideration needed to complete the purchase of BDC V’s assets.

(7)    “Other expenses” includes accounting, legal and auditing fees, reimbursement of expenses to each fund’s respective administrator, organization and offering expenses, and fees payable to the members of the PCAP Board who are not “interested persons” of PCAP (as defined in Section 2(a)(19) of the 1940 Act) (the “PCAP Independent Trustees”) and the BDC V Independent Trustees, as applicable. Other expenses represents the annual other expenses of each of PCAP and BDC V and its subsidiaries based on annualized other expenses for the year ended December 31, 2025.

In the case of the pro forma line item, “Other expenses” reflect anticipated decreases in duplicative costs such as professional fees for legal, audit and tax fees, directors’ fees, and other redundant administrative and operating expenses.

(8)    “Total annual expenses” as a percentage of consolidated net assets attributable to common shares of beneficial interest are higher than the total annual expenses percentage would be for a fund that is not leveraged. PCAP borrows money to leverage and increase its total assets. The SEC requires that the “Total Annual Expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been funded with borrowed monies. The reason for presenting expenses as a percentage of net assets attributable to holders of common shares of beneficial interest is that holders of the common shares of beneficial interest of PCAP, BDC V or PCAP after the Closing, as applicable, bear all of such fees and expenses. The percentage presented in the table reflects actual amounts incurred during the year ended December 31, 2025.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in Class I PCAP Common Shares, BDC V Common Shares, or Class I PCAP Common Shares following the Transaction on a pro forma basis. In calculating the following expense amounts, each of PCAP and BDC V has assumed that it would have no additional leverage and that its annual operating expenses would remain at the levels set forth in the tables above. The pro forma calculations for PCAP following the Transaction assume that the sale of BDC V’s assets closed on December 31, 2025 and that the leverage and operating expenses of PCAP and BDC V remain at the levels set forth in the tables above. Expenses related to the Transaction are not included in the following examples.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment:
PCAP, assuming a 5% annual return (assumes no return from net realized capital gains or net unrealized capital appreciation)	$52	$156	$259	$512
BDC V, assuming a 5% annual return (assumes no return from net realized capital gains or net unrealized capital appreciation)	$121	$336	$519	$867

PCAP, assuming a 5% annual return (assumes return entirely from realized capital gains and thus subject to the capital gain incentive fee)	$60	$180	$301	$607
BDC V, assuming a 5% annual return (assumes return entirely from realized capital gains and thus subject to the capital gain incentive fee)	$129	$360	$561	$961

PCAP, following the consummation of the Transaction	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment:
Assuming a 5% annual return (assumes no return from net realized capital gains or net unrealized capital appreciation)	$81	$234	$377	$693
Assuming a 5% annual return (assumes return entirely from realized capital gains and thus subject to the capital gain incentive fee)	$88	$258	$418	$787

The foregoing tables are to assist you in understanding the various costs and expenses that an investor in the Class I PCAP Common Shares, BDC V Common Shares, or, following the Transaction, Class I PCAP Common Shares, will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, performance of PCAP, BDC V and PCAP following the Transaction will vary, and may result in a return greater or less than 5%. If sufficient returns are achieved on investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, expenses, and returns to investors, would be higher. The example assumes that all dividends and other distributions are reinvested at NAV. Under certain circumstances, reinvestment of dividends and other distributions under the relevant dividend reinvestment plan may occur at a price per share that differs from NAV.

The example and the expenses in the table above should not be considered a representation of PCAP’s, BDC V’s, or, following the Transaction, PCAP’s future expenses, and actual expenses may be greater or less than those shown.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement, including the documents incorporated by reference herein, contains statements that constitute forward-looking statements, which relate to PCAP and BDC V, regarding future events or the future performance or future financial condition of PCAP or BDC V. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about PCAP and BDC V, their industry and their respective beliefs and assumptions. The forward-looking statements contained in this Proxy Statement involve risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including:

•the ability of the parties to consummate the Transaction on the expected timeline, or at all;

•the failure of BDC V Shareholders to approve the Transaction Proposal, the Withdrawal Proposal, and/or the Adjournment Proposal, if necessary;

•the ability of either PCAP or BDC V to realize the anticipated benefits of the Transaction;

•the effects of disruption on the business of BDC V and PCAP from the Transaction;

•PCAP’s plans, expectations, objectives and intentions, all as a result of the Transaction;

•any potential termination of the Purchase Agreement or action of BDC V Shareholders with respect to the Transaction;

•changes in BDC V’s NAV;

•changes in the NAV per share of BDC V Common Shares;

•BDC V’s and PCAP’s future operating results;

•BDC V’s and PCAP’s business prospects and the prospects of their respective portfolio companies;

•the effect of investments that BDC V and PCAP expect to make and the competition for those investments;

•BDC V’s and PCAP’s contractual arrangements and relationships with third parties, including with respect to their respective portfolio companies and lenders;

•actual and potential conflicts of interest with BDC V and PCAP, and their affiliates;

•the dependence of BDC V’s and PCAP’s future success on the general economy and its effect on the industries in which they invest;

•the ability of BDC V’s and PCAP’s portfolio companies to achieve their objectives;

•the use of borrowed money to finance a portion of each of PCAP’s and BDC V’s investments;

•the adequacy of financing sources and working capital;

•the timing of cash flows, if any, from the operations of BDC V’s and PCAP’s portfolio companies;

•general economic and political trends and other external factors;

•the impact of interest rate volatility on BDC V’s and PCAP’s business, financial condition and portfolio companies;

•the level of inflation and its impact on BDC V’s and PCAP’s portfolio companies and on the industries in which each fund invests;

•the uncertainty associated with the imposition of tariffs and trade barriers and changes in trade policies and its impact on BDC V’s and PCAP’s portfolio companies and the global economy;

•the ability of PCAP Adviser, Churchill, and Nuveen to locate suitable investments for BDC V and PCAP, as applicable, and to monitor and administer their respective investments;

•the ability of PCAP Adviser, Churchill, Nuveen or their affiliates to attract and retain highly talented professionals;

•BDC V’s and PCAP’s ability to qualify and maintain their respective qualifications as a RIC for U.S. federal income tax purposes and operate as a BDC;

•the effect of changes to tax legislation and BDC V’s and PCAP’s respective tax position; and

•an economic downturn that could have a material adverse effect on BDC V’s and PCAP’s portfolio companies’ results of operations and financial condition, which could lead to a loss on some or all of BDC V’s and PCAP’s investments in such portfolio companies and have a material adverse effect on BDC V’s and PCAP’s results of operations and financial condition.
Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. The forward-looking statements contained in this Proxy Statement involve risks and uncertainties. Actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Item 1A. Risk Factors” in Part I of BDC V’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 2, 2026, as such factors may be updated from time to time in its periodic filings with the SEC, and elsewhere contained or incorporated by reference in this Proxy Statement.

The forward-looking statements included in this Proxy Statement and documents incorporated by reference into this Proxy Statement have been based on information available to BDC V on the applicable date of the relevant document. Actual results could differ materially from those anticipated in any forward-looking statements and future results could differ materially from historical performance. You are advised to consult any additional disclosures that BDC V may make directly to you or through reports that each has filed or in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. This Proxy Statement and documents incorporated by reference into this Proxy Statement contains or may contain statistics and other data that have been obtained from or compiled from information made available by third-party service providers. BDC V has not independently verified such statistics or data.

You should understand that, under Sections 27A(b)(2)(B) of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this Proxy Statement, any prospectus supplement or in periodic reports BDC V files under the Exchange Act.

THE SPECIAL MEETING

Date, Time and Place of the Special Meeting

The Special Meeting will be held virtually on April 30, 2026 at 11:30 a.m., Eastern Time, at the following website: https://churchillam.zoom.us/j/98418020210?pwd=6PpDUSzXZ0ROVZxzRY66JpJ6SvzQUd.1&from=addon. This Proxy Statement will be sent to BDC V Shareholders as of the Record Date on or about April 22, 2026.

Purpose of the Special Meeting

At the Special Meeting, BDC V Shareholders will be asked to approve the Transaction Proposal and the Withdrawal Proposal and, if necessary, the Adjournment Proposal.

The BDC V Board, including, after separate meetings and discussion, all of the BDC V Independent Trustees, has approved the Purchase Agreement and the transactions contemplated thereby. The BDC V Board, including all of the BDC V Independent Trustees, recommends that BDC V Shareholders vote “FOR” each of the Transaction Proposal, the Withdrawal Proposal, and the Adjournment Proposal (if necessary).

Record Date

BDC V Shareholders may vote their shares at the Special Meeting only if they were a shareholder of record of BDC V Common Shares at the close of business on April 1, 2026. There were 13,479,560 BDC V Common Shares outstanding on the Record Date. Each BDC V Common Share is entitled to one vote.

Quorum and Adjournments

A quorum must be present at the Special Meeting for any business to be conducted. The presence at the Special Meeting, virtually or by proxy, of the holders of one-third of the shares of BDC V Common Shares outstanding on the Record Date will constitute a quorum. If there are not enough votes for a quorum, the Chairman or BDC V Shareholders who are represented virtually or by proxy may submit the Adjournment Proposal to a vote, which, if successful, would adjourn the Special Meeting to permit the further solicitation of proxies.

If there appears not to be enough votes for a quorum or to approve the Transaction Proposal and/or the Withdrawal Proposal at the Special Meeting, the presiding officer or holders of the votes entitled to be cast by the BDC V Shareholders entitled to vote thereat, present virtually or represented by proxy, shall have the power to adjourn the Special Meeting from time to time without notice other than announcement at the Special Meeting.

A BDC V Shareholder vote may be taken on any of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal.

Vote Required

Each BDC V Common Share held by a holder of record as of the Record Date has one vote on each matter considered at the Special Meeting.

The approval of the Transaction Proposal requires the affirmative vote of a majority of the votes cast by holders of the outstanding BDC V Common Shares entitled to vote at the Special Meeting, and the approval of the Withdrawal Proposal requires the affirmative vote of the holders of the lesser of (a) 67% or more of the outstanding BDC V Common Shares present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding BDC V Common Shares are present or represented by proxy at the Special Meeting, or (b) more than 50% of the outstanding BDC V Common Shares.

Additionally, if the Adjournment Proposal is submitted for a vote, the approval of the Adjournment Proposal also requires the affirmative vote of a majority of the votes cast by holders of the outstanding BDC V Common Shares entitled to vote at the Special Meeting. Abstentions will have the same effect as votes “AGAINST” the Withdrawal Proposal. Abstentions will have no effect on the Transaction Proposal or the Adjournment Proposal.

Voting of Proxies

BDC V encourages BDC V Shareholders to vote their shares, either by voting virtually at the Special Meeting or by voting by proxy, which means that the BDC V Shareholders authorize someone else to vote their shares. Shares represented by duly executed proxies will be voted in accordance with the BDC V Shareholder’s instructions. If BDC V Shareholders execute a proxy without specifying their voting instructions, such BDC V Shareholders’ shares will be voted in accordance with the BDC V Board’s recommendation. If any other business is brought before the Special Meeting, BDC V Shareholders’ shares will be voted at the BDC V Board’s discretion unless the BDC V Shareholders specifically state otherwise on their proxies.

BDC V Shareholders may revoke a proxy at any time before it is exercised by notifying BDC V’s Secretary in writing, by submitting a properly executed, later-dated proxy, or by voting virtually at the Special Meeting. Any BDC V Shareholder entitled to vote at the Special Meeting may attend the Special Meeting and vote virtually, whether or not such BDC V Shareholder has previously voted his or her shares via proxy or wishes to change a previous vote.

A BDC V Shareholder may vote virtually at the Special Meeting or by proxy in accordance with the instructions provided below.

•By Mail: You may vote by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 5:00 p.m., Eastern Time, on April 29, 2026.

Important notice regarding the availability of proxy materials for the Special Meeting. This Proxy Statement and the proxy card are available at www.sec.gov.

Revocability of Proxies

Any proxy authorized pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. A revocation may be effected by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the Special Meeting, by attending the Special Meeting and voting virtually, or by a notice, provided in writing and signed by the BDC V Shareholder, delivered to BDC V’s Secretary on any business day before the date of the Special Meeting.

Solicitation of Proxies

Each of BDC V and PCAP will equally bear the cost of preparing, printing and mailing this Proxy Statement and the accompanying Notice of Special Meeting of Shareholders and proxy card. Proxy solicitations will be conducted by BDC V’s executive officers, who will not be paid for such proxy solicitations.

For more information regarding expenses related to the Transaction, see “Questions and Answers about the Transaction—Who is responsible for paying the expenses relating to completing the Transaction?”

Appraisal Rights

BDC V Shareholders do not have the right to exercise appraisal rights with respect to any matter to be voted upon at the Special Meeting.

THE TRANSACTION

The discussion in this Proxy Statement, which includes the material terms of the Transaction and the principal terms of the Purchase Agreement, is subject to, and is qualified in its entirety by reference to, the Purchase Agreement, which is attached as Annex A to this Proxy Statement.

General Description of the Transaction

Pursuant to the terms of the Purchase Agreement, at the Effective Time, PCAP will deliver the Purchase Price to BDC V, and BDC V will sell, transfer, assign, convey, and deliver to PCAP substantially all of BDC V’s assets, and PCAP will assume all of BDC V’s liabilities, including indebtedness outstanding under BDC V’s credit facility and obligations under the documents governing BDC V’s portfolio assets. Ownership of any investment assets of BDC V held by a “blocker” entity, special purpose vehicle or other subsidiary of BDC V will be transferred to PCAP via the sale by BDC V of the equity of the blocker entity, special purpose vehicle or other subsidiary. The only assets of BDC V that will not be sold are those assets (e.g., corporate records, tax filings, etc.) reasonably necessary for BDC V to carry out its wind down and liquidation, as described below.

Thereafter, as soon as reasonably practicable following the Closing, BDC V will cease its investment operations and distribute the cash Consideration it received at Closing and all of its remaining assets (in each case, net of any necessary or appropriate reserves), if any, to BDC V Shareholders, among other actions necessary for the successful wind down, liquidation, and termination of BDC V’s existence, including termination of BDC V’s status as a BDC under the 1940 Act. PCAP will continue its existence as a statutory trust under the laws of the State of Delaware.

Background of the Transaction

PCAP was formed on February 8, 2022 as a Delaware statutory trust. On March 31, 2022, prior to PCAP filing its election to be regulated as a BDC under the 1940 Act, TIAA contributed certain portfolio investments to PCAP and a wholly owned subsidiary thereof, for which PCAP issued 10,540,000 Class I PCAP Common Shares to TIAA at a price of $25.00 per share. PCAP operated as a wholly owned subsidiary of TIAA until the fund broke escrow on its continuous offering of $2,500,000,000 of Class I, Class S, and Class D of PCAP Common Shares on the Escrow Break Date, whereupon it commenced operations investing primarily in Senior Loan Investments and Junior Capital Investments and, to a lesser extent, Equity Co-Investments.

BDC V was formed on May 22, 2025 as a Delaware statutory trust. On August 1, 2025, prior to BDC V filing its election to be regulated as a BDC under the 1940 Act, TIAA sold certain portfolio investments to BDC V, for which BDC V issued an aggregate of 12,280,000 BDC V Common Shares to a wholly owned subsidiary of TIAA at a price of $25.00 per share. BDC V commenced operations thereafter, and, like PCAP, invests primarily in Senior Loan Investments and Junior Capital Investments and, to a lesser extent, Equity Co-Investments.

On February 24, 2026, the PCAP Board and the BDC V Board (collectively, the “Boards”) were informed by Churchill of a potential strategic transaction involving PCAP and BDC V, and a preliminary discussion of the issues associated therewith ensued.

On March 25, 2026, the Boards met to further discuss the Transaction. At the meeting, Churchill made reference to the written presentation provided to the Boards and discussed the Transaction in greater detail. During the presentation, Churchill addressed the strategic rationale for the Transaction, the key terms of the Transaction, initial projections for PCAP’s investment portfolio following the Closing of the proposed Transaction, and the proposed timeline of the Transaction. Additionally, each Board considered the benefits of forming Special Committees of the Boards (the “PCAP Special Committee” and “BDC V Special Committee,” respectively, and collectively, the “Special Committees”), to be comprised solely of Independent Trustees, to review and evaluate the terms and conditions of the proposed Transaction and any agreements proposed to be entered in connection therewith. The PCAP Board and BDC V Board approved the formation of the PCAP Special Committee and BDC V Special Committee, respectively. The Boards also received an oral presentation from the representatives of Sullivan & Worcester LLP (“Sullivan & Worcester”) and evaluated the benefits of the Special Committees retaining independent counsel to advise the Independent Trustees in evaluating the proposed Transaction. After further discussion, the Boards approved the engagement of Sullivan & Worcester to serve as independent counsel to the Special Committees to assist through the course of their considerations of the Transaction.

On March 27, 2026, the PCAP Special Committee and BDC V Special Committee met to further discuss the Transaction and review the draft of the Purchase Agreement. In connection with the meeting, Eversheds Sutherland (US) LLP, PCAP’s and BDC V’s outside legal counsel (“Eversheds Sutherland”), provided the Special Committees with a memorandum discussing the conditions of Rule 17a-8 under the 1940 Act, which permits two affiliated BDCs to merge with each other. Representatives of Eversheds Sutherland discussed the requirements set forth in Rule 17a-8 under the 1940 Act, the fiduciary duties of an investment company’s board of directors, and the role of each Special Committee in a transaction pursuant to Rule 17a-8. The Special Committees then received a presentation from Churchill, which summarized the valuation methods and sources utilized for the valuation of BDC V’s portfolio assets as of December 31, 2025. The representatives of Churchill also discussed the breakdown of valuation sources by number of portfolio companies between PCAP and BDC V and summarized the expected breakdown of such sources for PCAP’s portfolio following the Closing of the Transaction. The representatives of Sullivan & Worcester then discussed the information request letter that would be provided to PCAP Adviser and Churchill (the “S&W Information Request Letter”), which would request certain information regarding the operations and portfolios of each of PCAP and BDC V, the expected impacts thereto as a result of the Transaction, and other information relating to PCAP Adviser, Churchill, and certain of their affiliates. Members of the Special Committees were given an opportunity to raise additional questions to be added to the draft of the S&W Information Request Letter. During such discussion, members of the Special Committees engaged in a discussion with representatives of Churchill and Sullivan & Worcester regarding current market conditions and other recent affiliated merger transactions. Finally, a representative of Eversheds Sutherland discussed the draft Purchase Agreement, which was provided to the Special Committees and Sullivan & Worcester in advance of the meeting. Representatives of Eversheds Sutherland summarized the key terms contained in the Purchase Agreement, including the conditions to Closing, the representations and covenants by each of PCAP and BDC V, the Consideration to be paid by PCAP, and the wind down of BDC V’s operations following the Closing of the Transaction. During the presentation, members of the Special Committee asked questions and engaged in a discussion with representatives of Churchill and Eversheds Sutherland regarding the mechanics of the Purchase Agreement, the Closing process, and the valuation process for the assets to be acquired by PCAP pursuant to the Purchase Agreement. Thereafter, the Special Committees met in an executive session with the representatives of Sullivan & Worcester. During the executive session, the Sullivan & Worcester representatives reviewed with the responsibilities of the Independent Trustees in reviewing and approving the Transaction, noting the required findings set forth in Rule 17a-8 under the 1940 Act.

On March 30, 2026, the Special Committees met to further discuss the Transaction, and review the updated draft of the Purchase Agreement and the draft of the Proxy Statement. The Special Committees first received a presentation from Churchill, which summarized the potential benefits of the proposed Transaction related to PCAP’s financing sources. Representatives of Churchill compared the total outstanding and committed debt, total assets, asset coverage ratio and debt to equity ratio for each of PCAP and BDC V, and compared PCAP’s existing financing metrics to its projected metrics after the Closing of the Transaction. The Special Committees then discussed the overview of the aggregate financing facilities for each of PCAP and BDC V, and the effect of the Transaction on PCAP’s ability to generate additional sources of leverage by increasing its total asset base. Representatives of Sullivan & Worcester and the members of the Special Committees then discussed the draft response letter provided by PCAP Adviser and Churchill addressing the requests set forth in the S&W Information Request Letter (the “Churchill Response Letter”). During the discussion, it was noted that the Special Committees and the representatives of Sullivan & Worcester would independently meet again that day to further discuss the Churchill Response Letter and request any additional information from Churchill to assist the Special Committees in their evaluation of the Transaction. Finally, representatives of Eversheds Sutherland summarized the draft Proxy Statement that was provided in advance of the meeting. Representatives from Eversheds Sutherland also described each proposal that the shareholders of BDC V would be asked to approve, the description of the Transaction contained therein, the expected filing date of the preliminary Proxy Statement, the SEC review process and the filing of the definitive Proxy Statement. Following a discussion regarding the foregoing, the Special Committees met in an executive session with the representatives of Sullivan & Worcester.

Later on March 30, 2026, the Special Committees met again to further discuss the Churchill Response Letter with the representatives of Sullivan & Worcester. A representative of Churchill attended a part of the meeting and confirmed that Churchill and its affiliates remain committed to the private credit business.

On March 31, 2026, the Special Committees met to consider the formal approval of the Purchase Agreement and the Transaction, and the BDC V Special Committee also met to consider the approval of the filing of the Proxy Statement. Prior to the meeting, the Special Committees and Sullivan & Worcester were provided an updated draft of the Purchase Agreement, a copy of the schedule of assets to be acquired by PCAP, and an updated draft of the Proxy Statement. Representatives of Churchill discussed an updated Churchill Response Letter, a copy of which was provided in advance of the meeting, which addressed additional questions raised by the Special Committees during their prior discussions. Representatives of Churchill discussed the annualized operating expense ratio for each of PCAP, BDC V, and PCAP following the Closing of the Transaction, and described the scaling benefits of the Transaction. During the discussion, members of management responded to questions from the Special Committees about the anticipated impact of the Transaction on expenses for each of PCAP, BDC V, and PCAP following the Closing of the Transaction. The Special Committees then discussed with management the anticipated dividend framework for PCAP following the Closing of the Transaction, including the marketing strategy and related communications. At the conclusion of the foregoing discussions, the PCAP Special Committee unanimously approved, and recommended that the PCAP Board approve, the Purchase Agreement and the Transaction. The BDC V Special Committee also unanimously approved, and recommended that the BDC V Board approve, the Purchase Agreement, the Transaction, and the filing of the Proxy Statement related to the Transaction.

Thereafter, on March 31, 2026, upon the recommendation of the Special Committees, the PCAP Board and BDC V Board met to consider the formal approval of the Purchase Agreement and the Transaction, and the BDC V Board met to also consider the approval of the filing of the Proxy Statement and related matters for the Special Meeting. Members of the Special Committees summarized their prior discussions, including their formal meetings, advice received from Sullivan & Worcester as independent counsel to the Special Committees, and discussions with management. Members of the Special Committees highlighted their recommendation relating to the PCAP Board and BDC V Board’s approval of the Purchase Agreement and the Transaction, during which discussion it was noted that copies of the Purchase Agreement and Proxy Statement were provided to the PCAP Board and BDC V Board in advance of the meeting. After discussion of the recommendation of the Special Committees, the PCAP Board and the BDC V Board approved the Purchase Agreement and the Transaction, finding that the Transaction was fair to and in the best interests of, and would not be dilutive to, PCAP’s and BDC V’s shareholders, respectively. The BDC V Board also approved the Proxy Statement and the agenda, Record Date, and meeting date for the Special Meeting, and voted to recommend that BDC V shareholders approve each of the Proposals set forth in the Proxy Statement.

PCAP Reasons for the Transaction

The PCAP Board reviewed a variety of strategic alternatives that the Board members believed would enhance value for PCAP and its shareholders.

In developing the Transaction Proposal, the PCAP Board, including the PCAP Special Committee, consulted with and received the advice of PCAP’s management and certain outside advisors, including independent counsel to the Special Committees. In reaching its decision, the PCAP Board considered a number of factors, including the factors described in this section, and, as a result, determined that entering into the Purchase Agreement and consummating the Transaction is in the best interests of PCAP and its shareholders, and that PCAP Shareholders would not be diluted as a result of the Transaction.

The following discussion of the factors considered by the PCAP Board is not intended to be exhaustive. However, it includes all of the material factors considered by the PCAP Special Committee and the PCAP Board members in evaluating the Transaction. The PCAP Board did not quantify or assign any relative or specific weight to any of the individual factors. Rather, the PCAP Board based its approval of the Purchase Agreement and the transactions contemplated thereby on the totality of the information presented to and considered by the PCAP Board, including the duration, robustness and outcome of the competitive processes of seeking strategic alternatives for PCAP. The PCAP Board concluded that overall, the positive factors of the Transaction to PCAP Shareholders outweigh the risks and potential negative factors.

Benefits of the Transaction. The PCAP Board considered the benefits of the Transaction, including that:

•the Transaction will lead to enhanced size and scale of PCAP through the seamless integration of BDC V’s portfolio, as approximately 55% of BDC V’s portfolio assets are investments in issuers in which PCAP also holds portfolio assets;

•the Transaction will improve PCAP’s portfolio diversification, as the acquisition of BDC V’s portfolio will expand PCAP’s number of investments across certain industries within its investment objective while reducing the concentration of PCAP’s largest investments as a percentage of its overall portfolio;

•the larger scale of PCAP following the Transaction may improve its access to the credit markets compared to what it would be expected to obtain without the scale provided by the Transaction, which may lead to a more diversified capital structure, improve PCAP’s cost of debt, and allow for more favorable financing terms;

•PCAP will be able to participate in add-on investments in the acquired assets as well as lever the assets, all of which will enhance the PCAP’s ability to grow and scale;

•the Transaction provides economies of scale in acquiring portfolio assets with which the PCAP Board, PCAP management and Churchill are already familiar;

•the PCAP Board’s familiarity with the investments held by BDC V will result in a more straightforward and faster integration of BDC V’s portfolio into PCAP’s than a portfolio acquired from a third party, and the execution and integration risk associated with the Transaction may be lower as compared to a merger with an unaffiliated entity;
•the Transaction enables PCAP to immediately deploy capital into a portfolio of high quality, performing, core middle market assets already diligenced and managed by Churchill and known by the officers and trustees of PCAP; this represents a highly efficient deployment opportunity for PCAP’s primary investment program, which is expected to generate a more immediate increase in earnings, and which is preferable to deploying capital into such assets from the liquidation proceeds of liquid investments over a longer period of time (during which liquid investments may experience volatility in trading values);

•the Transaction provides PCAP with the ability to meaningfully grow its portfolio with assets within its investment strategy, which should contribute positively to marketing efforts to raise additional capital and bolster fundraising; and

•the ratio of PCAP’s fixed costs (e.g., printing and mailing of periodic reports and proxy statements, legal expenses, insurance, audit fees and other expenses) to assets is expected to be lower than the current expense ratio of either of BDC V or PCAP on a standalone basis. If the Transaction is approved, the fixed costs and expenses would be spread across a larger asset base and duplicative fixed costs would be eliminated. As a result, although certain one-time costs would be borne by certain shareholders in connection with the Transaction, the annual operating expenses borne by the PCAP Shareholders on a pro rata basis is expected to be reduced in part by the reduction in general and administrative expenses.

The foregoing list includes all material factors that the PCAP Board considered in approving the Transaction and the Purchase Agreement. The list may not contain all of the factors that the PCAP Board considered. You should carefully read this entire document to fully understand the Purchase Agreement and the Transaction.

BDC V Reasons for the Transaction

The BDC V Board and BDC V Special Committee reviewed a variety of strategic alternatives that the BDC V Board members believed would enhance value for BDC V and its shareholders.

In evaluating the Transaction Proposal, the BDC V Board, including the BDC V Special Committee, consulted with and received the advice of BDC V’s management and certain outside advisors, including independent counsel to the Special Committees. In reaching its decision, the BDC V Board considered a number of factors, including the factors described in this section, and, as a result, determined that entering into the Purchase Agreement and consummating the Transaction is in the best interests of BDC V and its shareholders, and that BDC V Shareholders would not be diluted as a result of the Transaction.

The following discussion of the factors considered by the BDC V Board is not intended to be exhaustive. However, it includes all of the material factors considered by the BDC V Special Committee and the BDC V Board members in evaluating the Transaction. The BDC V Board did not quantify or assign any relative or specific weight to any of the individual factors. Rather, the BDC V Board based its approval of, and recommendation to BDC V Shareholders to approve, the Purchase Agreement and the transactions contemplated thereby on the totality of the information presented to and considered by the BDC V Board members. The BDC V Board concluded that overall, the positive factors of the Transaction to BDC V Shareholders outweigh the risks and potential negative factors.

Financial Terms of the Purchase Agreement. The BDC V Board considered the financial terms of the Purchase Agreement, including that:

•PCAP will pay the Consideration in cash, which provides certainty of value to BDC V Shareholders; and

•expenses incurred in connection with the negotiation of the Purchase Agreement and consummating the sale of BDC V’s assets to PCAP will be borne equally by PCAP and BDC V.
Thorough Review of Strategic Alternatives. The BDC V Board thoroughly reviewed several strategic alternatives, including the following:

•the sale of BDC V’s portfolio assets to a third party, which would be challenging due to the illiquid nature of BDC V’s assets and may result in execution risks resulting from negotiations with an unaffiliated third party. In addition, a formal sale process would be costly and time-consuming, with a low likelihood that such process would result in a more attractive offer than the Transaction; and
•continuing BDC V’s operations as a stand-alone fund, which would require the commencement of additional fundraising that might not be as successful as the ongoing fundraising success of PCAP, which continues to attract net investment inflows.

Strategic and Business Considerations. The BDC V Board considered the various opportunities for the company to provide strategic and business opportunities for its shareholders and to generate additional shareholder value, including:

•the Consideration to be received by BDC V at Closing is 100% cash, which is expected to be used by BDC V Shareholders to make other investments, including other middle market direct lending investments made by PCAP.
Other Terms of the Purchase Agreement. The BDC V Board considered the other, non-financial terms and conditions of the Purchase Agreement and the course of negotiations thereof, including:

•the Transaction is conditioned upon obtaining the approval of BDC V Shareholders;

•the Purchase Agreement permits, subject to certain customary conditions, BDC V to evaluate and receive certain superior proposals at any time prior to obtaining the requisite BDC V Shareholder approval; and

•the Transaction may be a taxable transaction for BDC V for U.S. federal income tax purposes as a result of the Liquidating Distributions that may be made to BDC V Shareholders.

Risks and Potential Negative Factors. The BDC V Board considered the risks and potential negative factors relating to the Purchase Agreement, including:

•that the Transaction may not be completed, may be delayed, or may be negatively impacted by uncertain market conditions;

•the existing relationship between BDC V, PCAP and their respective investment advisers and potential conflicts of interest in connection with the Transaction;

•the possibility that demands on management resources during the period prior to completion of the Transaction may adversely affect BDC V’s business; and

•various other risks, including those described in the section herein entitled “Risk Factors.”
The foregoing list includes all material factors that the BDC V Board considered in approving the Transaction and the Purchase Agreement and in recommending that BDC V Shareholders approve the Transaction Proposal. The list may not contain all of the factors that the BDC V Board considered. You should carefully read this entire document to fully understand the Purchase Agreement and the Transaction and the voting procedures for the Special Meeting.

The BDC V Board Recommendation

The BDC V Board, including the BDC V Independent Trustees, approved the Purchase Agreement and the Transaction, and recommends that BDC V Shareholders vote “FOR” the Transaction Proposal.

Regulatory Approvals Required for the Transaction

The obligations of PCAP and BDC V to complete the Transaction are subject to the satisfaction or, where permissible, waiver of certain conditions.

PCAP and BDC V have agreed to take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions. In furtherance thereof, (i) PCAP has agreed to obtain approvals and authorizations as required of it by the Securities Act, the 1940 Act and state securities laws as it may deem appropriate to continue operations as the surviving company, (ii) BDC V has agreed to obtain approvals and authorizations as required of it by the Securities Act, the 1940 Act and state securities laws as it may deem appropriate to consummate the Transaction, including taking all other actions reasonably necessary to obtain any approvals required to complete the Transaction, and (iii) if the sale of BDC V’s assets to PCAP is consummated and BDC V Shareholders approve the Withdrawal Proposal, BDC V has agreed to file or cause its agents to file a notification of withdrawal of BDC V’s election to be subject Section 55 through 65 of the 1940 Act as soon as reasonably practicable following the Closing.

There can be no assurance that such regulatory approvals will be obtained, that such approvals will be received on a timely basis or that such approvals will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of any of PCAP, BDC V, or PCAP following the Closing of the sale of BDC V’s assets.

Third-Party Consents Related to the Transaction

As more fully described in this Proxy Statement and in the Purchase Agreement, the completion of the sale of BDC V’s assets to PCAP depends on the satisfaction (or waiver) of a closing condition set forth in the Purchase Agreement relating to the receipt of certain consents, including third-party consents, as applicable, or the termination of the applicable contracts, in respect of BDC V without cost to BDC V, PCAP or any of PCAP’s affiliates. There can be no assurance that any permits, consents, approvals, confirmations or authorizations will be obtained or that such permits, consents, approvals, confirmations or authorizations will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of PCAP following the Closing.

Past Contracts, Transactions, or Negotiations

Other than the contracts, transactions, and negotiations described in this Proxy Statement relating to the Purchase Agreement and the Transaction, there have been no negotiations, transactions, or material contracts during the two years preceding the date of this Proxy Statement between PCAP and BDC V, or BDC V’s affiliates, concerning any merger, consolidation, acquisition, tender offer for or other acquisition of BDC V Common Shares, election of BDC V’s trustees, or sale or other transfer of a material amount of assets of BDC V.

Agreements between the Funds and Certain Related Individuals and Entities

Other than as described in this Proxy Statement, including “Certain Relationships and Related Party Transactions,” there are no present or proposed agreements, arrangements, understandings, or relationships between PCAP, or any of PCAP’s executive officers, trustees, controlling persons or subsidiaries, and BDC V, or any of BDC V’s executive officers, trustees, controlling persons or subsidiaries.

DESCRIPTION OF THE PURCHASE AGREEMENT

The following summary, which includes certain of the material terms of the Purchase Agreement, is qualified in its entirety by reference to the complete text of the Purchase Agreement, a copy of which is attached as Annex A to this Proxy Statement. This summary does not purport to be complete and may not contain all of the information about the Purchase Agreement that is important to you. PCAP and BDC V encourage you to read the Purchase Agreement carefully and in its entirety.

Structure of the Transaction

Pursuant to the terms of the Purchase Agreement, at the Effective Time, PCAP will deliver to BDC V cash in an amount equal to the NAV of BDC V as of the Determination Date, and BDC V will sell, transfer, assign, convey, and deliver to PCAP substantially all of its assets, and PCAP will assume all of BDC V’s liabilities, including indebtedness outstanding under BDC V’s credit facility and all obligations under the documents governing BDC V’s portfolio assets. Ownership of any investment assets of BDC V held by a “blocker” entity, special purpose vehicle or other subsidiary of BDC V will be transferred to PCAP via the sale by BDC V of the equity of the blocker entity, special purpose vehicle or other subsidiary. The only assets of BDC V that will not be sold are those assets (e.g., corporate records, tax filings, etc.) reasonably necessary for BDC V to carry out its wind down and liquidation, as described below.

As soon as reasonably practicable following the Closing, BDC V will cease its investment operations and distribute the cash Consideration it receives and all of its remaining assets (in each case, net of any necessary or appropriate reserves), if any, to BDC V Shareholders, among other actions necessary for the successful wind down, liquidation, and termination of BDC V’s existence, including termination of BDC V’s status as a BDC under the 1940 Act.

Closing; Completion of the Proposed Transaction

Subject to the satisfaction of various conditions to closing (including obtaining BDC V Shareholder Approval), the Closing will take place at 10:00 a.m. (New York, New York time) on a date to be specified by BDC V and PCAP, unless another time, date or place is agreed to in writing by BDC V and PCAP.

PCAP and BDC V expect to complete the Transaction during the second quarter of 2026.

Transaction Consideration

Under the Purchase Agreement, on the Determination Date, BDC V will deliver to PCAP a calculation of its NAV as of the Determination Date, as approved by the BDC V Board, calculated in good faith and using the same assumptions and methodologies, and applying the same types of adjustments, used in preparing the NAV of BDC V as of December 31, 2025. BDC V will also deliver to PCAP a calculation of the amount of indebtedness outstanding under BDC V’s credit facility as of the Determination Date. BDC V will update and redeliver the Closing NAV and related calculations, as reapproved by the BDC V Board, in the event of a material change to such calculation between the Determination Date and the Closing Date or if needed to ensure that the calculations are determined within 48 hours (excluding Sundays and holidays) prior to the Effective Time. Subject to the terms and conditions of the Purchase Agreement, at the Effective Time, PCAP will deliver the cash portion of the Consideration to BDC V along with (i) counterparts of each assignment and assumption agreement, executed on PCAP’s behalf, necessary for BDC V to transfer its assets and liabilities to PCAP and for PCAP to assume BDC V’s obligations under BDC V’s credit facility, and (ii) a counterpart of a participation agreement, if required, executed on PCAP’s behalf to permit BDC V to transfer the economics and, to the extent legally permissible, the other benefits of ownership of portfolio assets which BDC V cannot transfer to PCAP at Closing. Simultaneously at the Effective Time, BDC V will deliver to PCAP (i) counterparts of each assignment and assumption agreement with respect to the sale and assignment of BDC V’s assets and liabilities to be settled at the Closing, duly executed on behalf of BDC V and each person for which consent is required in connection with the transfer of such portfolio asset; (ii) notes with respect to loans purchased by BDC V to be sold to PCAP at the Closing, to the extent such notes are in BDC V’s possession; (iii) any loan files in BDC V’s possession necessary for PCAP’s ownership and continued servicing of BDC V’s portfolio assets following the Closing; and (iv) a counterpart of a participation agreement, if required, executed on BDC V’s behalf to permit PCAP to assume the economics and, to the extent legally permissible, the other benefits of ownership of portfolio assets which BDC V cannot transfer to PCAP at Closing.

Taxes

Under the Purchase Agreement, BDC V shall be liable for and shall pay all taxes (whether assessed or unassessed) on the portfolio assets transferred in the Sale Transaction attributable to the periods (or portions thereof) ending on or prior to the date of the Closing, and PCAP shall be liable for and shall pay all taxes (whether assessed or unassessed) on the portfolio assets transferred in the Sale Transaction attributable to the periods (or portions thereof) beginning after the date of the Closing, irrespective of when such taxes are filed and paid. Additionally, BDC V shall pay all income, gains or similar taxes imposed on it relating to the Sale Transaction.

Representations and Warranties

The Purchase Agreement contains representations and warranties made by BDC V to PCAP, subject to specified exceptions and qualifications, relating to, among other things:

•organization and qualification as a statutory trust and requisite power and authority to own or lease all of its properties and assets and to carry on its business as it is currently being conducted;

•power and authority to enter into and perform obligations under the Purchase Agreement, including due authorization from the BDC V Board and the BDC V Independent Trustees, and their conclusion that the Purchase Agreement and the terms of the Transaction (i) are advisable, fair to and in the best interests of BDC V and BDC V Shareholders, and (ii) will not dilute the interests of the BDC V Shareholders as a result of its completion;

•required third-party and governmental consents, approvals, authorizations and orders;

•contracts governing the portfolio assets;

•absence of bankruptcy or other insolvency proceedings with respect to portfolio companies;

•election to be regulated as a BDC and compliance with applicable provisions of the 1940 Act;

•maintenance of necessary permits;

•title to, and encumbrances upon, BDC V’s portfolio assets;

•SEC reports;

•financial statements;

•compliance with law and absence of material litigation or administrative proceedings or investigations;

•the accuracy and completeness of information supplied for inclusion in this Proxy Statement; and

•brokers’ fees.

The Purchase Agreement contains representations and warranties made by PCAP to BDC V, subject to specified exceptions and qualifications, relating to, among other things:

•organization and qualification as a statutory trust and requisite power and authority to own or lease all of its properties and assets and to carry on its business as it is currently being conducted;

•power and authority to enter into and perform obligations under the Purchase Agreement, including due authorization from the PCAP Board and the PCAP Independent Trustees, and their conclusion that the Purchase Agreement and the terms of the Transaction (i) are advisable, fair to and in the best interests of PCAP and PCAP Shareholders, and (ii) will not dilute the interests of the PCAP Shareholders as a result of its completion;

•required third-party and governmental consents, approvals, authorizations and orders;

•election to be regulated as a BDC and compliance with applicable provisions of the 1940 Act;

•maintenance of necessary permits;

•absence of material litigation or administrative proceedings or investigations;

•the accuracy and completeness of information supplied for inclusion in this Proxy Statement;

•sufficiency of funds to fund the Purchase Price;

•brokers’ fees; and

•PCAP’s status under certain laws.

These representations and warranties were made as of a specific period of time, may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Purchase Agreement and may have been included in the Purchase Agreement for the purpose of allocating contractual risk between the parties rather than to establish matters as facts. The Purchase Agreement is described herein, and attached as Annex A to this Proxy Statement, to provide you with information regarding its terms and conditions. Accordingly, the representations and warranties and other provisions of the Purchase Agreement should not be read alone, but instead should be read only in conjunction with the information provided elsewhere in this Proxy Statement.

Additional Covenants

PCAP and BDC V have agreed to additional covenants, including the following:

•BDC V will continue to conduct its activities with respect to its portfolio assets in the ordinary course of business and consistent with past practices;

•BDC V will not enter into or otherwise effectuate or permit (1) a modification, amendment or waiver of, or amendment to forbear the enforcement of, any of the terms of the documents governing its portfolio assets, (2) the subordination or release of any security or loan collateral for any of the portfolio assets, or (3) the sale or transfer of any of its portfolio assets to a third party;

•preparation and filing of necessary governmental filings, including this Proxy Statement;

•provision of notice to issuers of BDC V’s portfolio assets;

•payment of taxes;

•BDC V’s accordance to valuation processes and procedures previously approved by the BDC V Board in the determination of its Closing NAV; and

•to the extent any portion of the cash Consideration is being paid with respect to any cash held by BDC V (but not by any blocker entity, special purpose vehicle or other subsidiary), for the sake of administrative convenience, the parties have agreed to negotiate in good faith to settle such payment on a net basis.
Certain Tax Matters

Each of PCAP and BDC V has agreed that by the date of the Closing, all of their respective tax returns required to be filed on or before such date shall have been filed and all taxes shown as due on such tax returns shall either have been paid or adequate liability reserves shall have been provided for the payment of such taxes. Additionally, and without limiting the foregoing, each of PCAP and BDC V has agreed to file all of their respective tax returns due on or after the Closing Date. Further, each of PCAP and BDC V has agreed to cooperate fully, as and to the extent reasonably requested by the other party, in connection with the filing of tax returns and any audit, litigation or other proceeding with respect to taxes for pre-Closing tax periods.

Further, during the period from the date of the Purchase Agreement to the Effective Time, except as expressly contemplated or permitted by the Purchase Agreement, each of PCAP and BDC V will not, and will not permit any of its subsidiaries to, directly or indirectly, without the prior written consent of the other party, take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause PCAP or BDC V (as applicable) to fail to qualify as a RIC under the Code.

Conditions to Obligations of PCAP to Effect the Closing

The obligations of PCAP to effect the purchase of BDC V’s assets are subject to the satisfaction or (to the extent permitted by law) waiver by PCAP at or prior to the Effective Time, of the following conditions:

•BDC V’s representations and warranties as contained in the Purchase Agreement will be accurate as of the Effective Time, subject to the standards of accuracy set forth in the Purchase Agreement;

•BDC V will have no material litigation or investigation pending or threatened that claims the proposed Transaction is not permitted or authorized, was not validly approved or otherwise would not be valid or legally consummated;

•BDC V will have obtained all necessary consents required to be obtained in connection with the sale of its assets, and such consents will have been obtained and not revoked or rescinded;

•BDC V will have performed and complied in all material respects with all obligations and agreements required of it under the Purchase Agreement prior to or on the date of the Closing;

•BDC V will have completed the determination of the Closing NAV and related calculations in accordance with the applicable provision of the Purchase Agreement;

•BDC V will have obtained the BDC V Shareholder Approval in accordance with its governing documents and applicable law; and

•BDC V shall have delivered to PCAP each relevant document necessary to be delivered under the Purchase Agreement.
Conditions to Obligations of BDC V to Effect the Closing

The obligation of BDC V to effect the sale of its assets to PCAP is subject to the satisfaction or (to the extent permitted by law) waiver by BDC V, at or prior to the Effective Time, of the following conditions:

•PCAP’s representations and warranties as contained in the Purchase Agreement will be accurate as of the Effective Time, subject to the standards of accuracy set forth in the Purchase Agreement;

•PCAP will have no material litigation or investigation pending or threatened that claims the proposed Transaction is not permitted or authorized, was not validly approved or otherwise would not be valid or legally consummated;

•PCAP will have obtained all necessary consents required to be obtained in connection with the sale of BDC V’s assets, and such consents will have been obtained and not revoked or rescinded;

•PCAP will have performed and complied in all material respects with all obligations and agreements required of it under the Purchase Agreement prior to or on the date of the Closing;

•BDC V will have completed the determination of the Closing NAV in accordance with the applicable provision of the Purchase Agreement;

•BDC V will have obtained the BDC V Shareholder Approval in accordance with its governing documents and applicable law; and

•PCAP shall have delivered to BDC V each relevant document necessary to be delivered under the Purchase Agreement.
Termination of the Purchase Agreement

Right to Terminate

The Purchase Agreement may be terminated and the Transaction may be abandoned at any time before the Closing Date by mutual agreement of PCAP and BDC V.

The Purchase Agreement may also be terminated under the following circumstances:

•by either of PCAP or BDC V, after May 31, 2026 (the “Outside Date”), by written notice to the other party to the Purchase Agreement, if the Closing has not occurred for any reason other than a breach of the Purchase Agreement;

•by either of PCAP or BDC V, if any court of competent jurisdiction or any governmental body shall have issued an order or taken any other final action restraining, enjoining or otherwise prohibiting the consummation of any of the transactions contemplated by the Purchase Agreement, and such order or other action is or shall have become final and non-appealable (provided, however, that the party seeking to terminate the Purchase Agreement pursuant to such provision shall have used reasonable efforts to prevent the entry of and to remove such order or other final action);

•by PCAP, if there has been a material breach by BDC V of any of its representations, warranties, covenants or agreements contained in the Purchase Agreement which (x) would result in a failure of any of the conditions to PCAP’s obligations to effect the Closing, and (y) cannot be cured prior to the Outside Date;

•by BDC V, if there has been a material breach by BDC V of any of its representations, warranties, covenants or agreements contained in the Purchase Agreement which (x) would result in a failure of any of the conditions to PCAP’s obligations to effect the Closing, and (y) cannot be cured prior to the Outside Date; and
•by BDC V, if BDC V has received a proposal that the BDC V Board has determined in good faith to be superior to the Transaction, subject to certain conditions set forth in the Purchase Agreement.

Effect of Termination

In the event that the Purchase Agreement is terminated by either PCAP or BDC V, the Purchase Agreement will become void and have no effect, and none of PCAP, BDC V, any of their respective affiliates or any of the officers or directors of any of them shall have any liability of any nature whatsoever under the Purchase Agreement, or in connection with the Transaction, except that certain provisions will survive any termination of the Purchase Agreement; provided, however, that nothing in the Purchase Agreement will relieve any party from liability for breach of the Purchase Agreement prior to termination.

Waiver

At any time before the date of the Closing, any of the terms or conditions of the Purchase Agreement may be waived by either of PCAP or BDC V (whichever is entitled to the benefit thereof) to the extent legally allowed. The failure of PCAP or BDC V to enforce at any time any of the provisions of the Purchase Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of the Purchase Agreement or any part thereof or the right of either PCAP or BDC V thereafter to enforce each and every such provision. No waiver of any breach of the Purchase Agreement will be held to be a waiver of any other or subsequent breach.

Amendment of the Purchase Agreement

The Purchase Agreement may be amended, modified, or supplemented in such manner as may be deemed necessary or advisable by either of PCAP and BDC V upon the mutual execution of a written instrument to the same effect.

Expenses

In general, all reasonable third-party expenses incurred in connection with the negotiation and preparation of the Purchase Agreement and documents in furtherance of the sale of BDC V’s assets to PCAP will be split equally between PCAP and BDC V, such that each party will pay fifty percent (50%) of all such expenses, regardless of the party so incurring such expenses. Additionally, each of PCAP and BDC V shall pay fifty percent (50%) of all assignment fees in respect of the assignment and transfer of BDC V’s portfolio assets to PCAP, whether before or after the Closing. It is expected that PCAP will incur approximately $360,000 of fees and expenses in connection with completing the purchase of BDC V’s assets contemplated by the Purchase Agreement, and BDC V will incur approximately $360,000 of fees and expenses in connection therewith.

Governing Law; Jurisdiction

The Purchase Agreement is governed by and construed and interpreted in accordance with the internal laws of the State of Delaware. Each of PCAP and BDC V: (a) irrevocably and unconditionally submits to the exclusive jurisdiction of the Chancery Court of the State of Delaware or, if the Chancery Court cannot assert jurisdiction, any federal court sitting in the State of Delaware with respect to all proceedings arising out of or relating to the Purchase Agreement and the transactions contemplated thereby; (b) irrevocably and unconditionally waives any objection to the laying of venue of any proceeding arising out of the Purchase Agreement or the transactions contemplated thereby in such courts and irrevocably and unconditionally waive the defense of an inconvenient forum with respect to such a proceeding in such courts and (c) agrees that a final judgment in any such proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

PCAP has entered into the PCAP Investment Advisory Agreement with PCAP Adviser and BDC V has entered into the BDC V Investment Advisory Agreement with Churchill. Additionally, Churchill serves as a sub-adviser to PCAP under a sub-advisory agreement by and between PCAP Adviser and Churchill, pursuant to which PCAP Adviser has delegated substantially all of its daily portfolio management obligations under the PCAP Investment Advisory Agreement to Churchill. Kenneth Kencel serves as Chief Executive Officer and President of each of PCAP and BDC V, and as Chairman of each of the PCAP Board and BDC V Board. Further, the same individuals who serve as trustees on the BDC V Board also serve as trustees on the PCAP Board, except that the PCAP Board includes one additional trustee who is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of PCAP that does not serve on the BDC V Board. Finally, the same persons serve as executive officers for each of PCAP and BDC V.

Each of PCAP Adviser and Churchill and its affiliates may also manage other funds now and in the future that may have investment mandates that are similar, in whole and in part, with PCAP and BDC V. PCAP Adviser and Churchill and certain of their respective investment advisory affiliates may determine that an investment is appropriate for PCAP or BDC V and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, PCAP Adviser or Churchill, as applicable, or its affiliates may determine that PCAP or BDC V should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with PCAP Adviser’s and Churchill’s allocation procedures.

Related party transactions may occur among PCAP and BDC V. These transactions may occur in the normal course of business. No administrative fees are paid to Churchill or PCAP Adviser by PCAP or to Churchill by BDC V.

In addition, each of PCAP and BDC V have adopted a formal code of ethics that governs the conduct of their officers and trustees. Each of PCAP’s and BDC V’s officers and trustees also remain subject to the duties imposed by both the 1940 Act and the Statutory Trust Act.

Regulatory restrictions limit each of PCAP’s and BDC V’s ability to invest in any portfolio company in which any affiliate currently has an investment. On August 5, 2025, the SEC granted an exemptive order (the “Order”) to each of PCAP, BDC V and certain of their affiliates. The Order is based on an updated model of co-investment relief that was recently granted by the SEC, and supersedes the prior exemptive order granted on June 7, 2019 and amended on October 14, 2022. The Order permits each of PCAP, BDC V and certain of their affiliates to participate in negotiated co-investment transactions with other funds managed by PCAP Adviser, Churchill and certain other affiliates pursuant to the conditions of the Order. The Order requires that a “required majority” (as defined in Section 57(o) of the 1940 Act) of the PCAP Board and BDC V Board, as applicable, make certain findings with respect to the following, among other things: (1) when PCAP and/or BDC V, as applicable, co-invest with an affiliated entity (as defined in the exemptive application) in an issuer where an affiliated entity has an existing investment in the issuer under certain circumstances, and (2) if PCAP and/or BDC V, as applicable, dispose of an asset acquired in a co-investment transaction unless the disposition is done on a pro rata basis or the disposition is of a tradable security. Pursuant to the Order, the PCAP Board and BDC V Board will oversee the participation of PCAP and BDC V, respectively, in the co-investment program. As required by the Order, PCAP and BDC V have adopted, and the PCAP Board and BDC V Board have approved, policies and procedures reasonably designed to ensure each fund’s compliance with the conditions of the Order, and PCAP Adviser and Churchill, respectively, and each fund’s Chief Compliance Officer, will provide reporting to the Boards.

ACCOUNTING TREATMENT OF THE TRANSACTION

PCAP management has performed an analysis and determined that the Sale Transaction is an asset acquisition and that PCAP is the accounting survivor. Therefore, the Sale Transaction will be accounted for under the asset acquisition method of accounting by PCAP in accordance with ASC 805-50, Business Combinations—Related Issues. Under asset acquisition accounting, acquiring assets in groups not only requires ascertaining the cost of the assets (or net assets), but also allocating that cost to the individual assets (or individual assets and liabilities) that make up the group. Per ASC 805-50-30-1, assets are recognized based on their cost to the acquiring entity, which generally includes transaction costs of the asset acquisition, and no gain or loss is recognized unless the fair value of noncash assets given as consideration differs from the assets carrying amounts on the acquiring entity’s records. ASC 805-50-30-2 goes on to say asset acquisitions in which the consideration given is cash are measured by the amount of cash paid. However, if the consideration given is not in the form of cash (that is, in the form of noncash assets, liabilities incurred, or equity interests issued), measurement is based on the cost to the acquiring entity or the fair value of the assets (or net assets) acquired, whichever is more clearly evident and, thus, more reliably measured.

The cost of the group of assets acquired in an asset acquisition is allocated to the individual assets acquired or liabilities assumed based on their relative fair values of net identifiable assets acquired other than “non-qualifying” assets (e.g., cash), and does not give rise to goodwill.

The final allocation of the purchase price will be determined after completion of a final analysis to determine the estimated relative fair values of BDC V’s assets and liabilities. Increases or decreases in the estimated fair values of the net assets, commitments, and other items of BDC V as compared to the information shown in this Proxy Statement may occur. Accordingly, the final adjustments may be materially different from the pro forma adjustments presented in this Proxy Statement.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to the Sale Transaction and the Liquidating Distribution. This discussion is based on the provisions of the Code and the regulations of the U.S. Department of Treasury promulgated thereunder, or “U.S. Treasury Regulations,” each as in effect as of the date hereof.

These provisions are subject to differing interpretations and change at any time by legislative or administrative action, and any change may be retroactive, which could affect the continuing validity of this discussion. This discussion does not constitute a detailed explanation of all U.S. federal income tax aspects applicable to the Transaction and does not purport to deal with the U.S. federal income tax consequences that may be important to particular investors in light of their individual circumstances, or to some types of investors subject to special U.S. federal income tax rules, such as financial institutions, broker-dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities, persons holding BDC V Common Shares in connection with a hedging, straddle, conversion or other integrated transaction, persons required to accelerate the recognition of gross income as a result of such income being recognized on an applicable financial statement, certain former citizens or long-term residents of the United States, individual non-U.S. investors present in the United States for 183 days or more during a taxable year, or Non-U.S. Holders (defined below). This discussion also does not address any aspects of U.S. federal estate or gift tax, or non-U.S., state, or local tax. This discussion assumes that persons hold their BDC V Common Shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment) and that there is a single U.S. Holder (defined below), which is treated as a corporation for U.S. federal income tax purposes, of all BDC V Common Shares. To the extent there are multiple U.S. Holders or a U.S. Holder that is not treated as a corporation for U.S. federal income tax purposes, the U.S. federal income tax consequences of a Liquidating Distribution may differ from the consequences described herein. No ruling has been or will be sought from the IRS regarding any matter discussed herein.

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of BDC V Common Shares who is for U.S. federal income tax purposes:

•an individual who is a citizen or resident of the United States;

•a corporation (or other entity treated as a corporation) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•an estate, the income of which is subject to U.S. federal income tax, regardless of its source; or

•a trust (i) if a court within the United States is able to exercise primary jurisdiction over the administration of the trust and one or more “United States persons” (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (ii) that has made a valid election under applicable U.S. Treasury Regulations to be treated as a “United States person” (within the meaning of the Code).

For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner of BDC V Common Shares who is neither a U.S. shareholder nor a partnership for U.S. federal income tax purposes. If an entity or other arrangement classified as a partnership for U.S. federal income tax purposes holds BDC V Common Shares, the U.S. federal income tax treatment of the partnership and each partner generally will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A partnership, or partner of a partnership, holding or considering an investment in BDC V Common Shares is urged to consult its own tax advisers regarding the U.S. federal income tax consequences applicable to the Transaction.

U.S. Federal Income Tax Consequences of the Sale Transaction

BDC V’s receipt of the Purchase Price, and PCAP’s receipt of BDC V’s portfolio assets and the liabilities it assumes thereunder following the Effective Time, will be a taxable transaction for U.S. federal income tax purposes. BDC V will recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference between the amount BDC V realizes as a result of the Sale Transaction, which generally includes the Purchase Price plus any liabilities assumed by PCAP, and its adjusted tax basis in the assets sold. Because BDC V intends to elect to be treated as a RIC, BDC V will be subject to U.S. federal income tax on such gain unless it timely distributes such gains to its shareholders as dividends. BDC V intends to distribute all such gains in Liquidating Distributions.

The Closing of the Sale Transaction is not expected to be a taxable event for BDC V Shareholders.

U.S. Federal Income Tax Consequences of a Liquidating Distribution

Because BDC V intends to elect to be treated as a RIC and its majority owner, a U.S. Holder, is a U.S. corporation for U.S. federal income tax purposes, the receipt of a Liquidating Distribution by such U.S. Holder generally will be treated as a dividend paid to the U.S. Holder to the extent of BDC V’s current and/or accumulated earnings and profits, with the excess treated as a return of capital reducing the U.S. Holder’s adjusted tax basis in its BDC V Common Shares, and thereafter as capital gain.

Unless an exemption applies, BDC V may be required to withhold U.S. federal income tax, or backup withholding, from all taxable distributions to its U.S. Holder (1) if it fails to furnish BDC V with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (2) with respect to whom the IRS notifies BDC V that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. Backup withholding is not an additional tax, and any amount withheld may be refunded or credited against a U.S. shareholder’s U.S. federal income tax liability, provided that proper information is timely provided to the IRS.

U.S. Holders should consult their tax advisors regarding the tax consequences of a Liquidating Distribution in their particular circumstances.

APPROVAL OF THE TRANSACTION PROPOSAL

BDC V is asking BDC V Shareholders to approve the Transaction Proposal, pursuant to which BDC V will sell to PCAP, and PCAP will purchase from BDC V, all the assets of BDC V for an aggregate purchase price equal to BDC V’s Closing NAV as of the Determination Date, along with the assumption by PCAP of all amounts outstanding under BDC V’s credit facility and all obligations under the governing documents of BDC V’s portfolio assets, following which, assuming BDC V Shareholders approve the Withdrawal Proposal, BDC V will terminate its status as a BDC under the 1940 Act and wind down its operations, dissolve, and liquidate, in each case as set forth in the Purchase Agreement and described elsewhere in this Proxy Statement.

Approval of the Transaction Proposal is required for the completion of the Transaction. In the event the Transaction Proposal is approved by BDC V Shareholders, but the Purchase Agreement is terminated prior to the closing of the Transaction, the Transaction will not be completed.

THE BDC V BOARD RECOMMENDS THAT BDC V SHAREHOLDERS VOTE “FOR” THE TRANSACTION PROPOSAL.

BDC V Shareholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the Transaction Proposal. The affirmative vote of a majority of the votes cast by holders of the outstanding BDC V Common Shares entitled to vote at the Special Meeting is required to approve the Transaction Proposal. Abstentions will have no effect on this proposal. Properly executed and returned proxies will be voted “FOR” the approval of the Transaction Proposal in accordance with the recommendation of the BDC V Board, unless the relevant BDC V Shareholder designates otherwise.

APPROVAL OF THE WITHDRAWAL PROPOSAL

BDC V is asking BDC V Shareholders to approve the Withdrawal Proposal, pursuant to which the BDC V Board will be authorized to terminate its status as a BDC under the 1940 Act and wind down its operations, dissolve, and liquidate, in each case as set forth in the Purchase Agreement and described elsewhere in this Proxy Statement.

Approval of the Withdrawal Proposal is required for the completion of the Transaction. In the event the Transaction Proposal is approved by BDC V Shareholders, but the Purchase Agreement is terminated prior to the closing of the Transaction, the Transaction will not be completed.

Section 58 of the 1940 Act provides that a BDC may not withdraw its election as a BDC unless it is authorized to do so by “a majority of the outstanding shares,” defined as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy at such meeting, or (ii) 50% of the outstanding voting securities of a company.

THE BDC V BOARD RECOMMENDS THAT BDC V SHAREHOLDERS VOTE “FOR” THE WITHDRAWAL PROPOSAL.

BDC V Shareholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the Withdrawal Proposal. The approval of the Withdrawal Proposal requires the affirmative vote of the holders of the lesser of (a) 67% or more of the outstanding BDC V Common Shares present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding BDC V Common Shares are present or represented by proxy at the Special Meeting, or (b) more than 50% of the outstanding BDC V Common Shares. Abstentions will have the effect of a vote “AGAINST” this proposal. Properly executed and returned proxies will be voted “FOR” the approval of the Withdrawal Proposal in accordance with the recommendation of the BDC V Board unless the relevant BDC V Shareholder designates otherwise.

BUSINESS OF NUVEEN CHURCHILL BDC V

Please refer to “Item 1. Business” in Part I of BDC V’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 2, 2026, which is incorporated herein by reference.

DETERMINATION OF NET ASSET VALUE OF NUVEEN CHURCHILL BDC V

BDC V’s investments are valued in accordance with the fair value principles established by FASB ASC Topic 820, Fair Value Measurement (“ASC Topic 820”) and in accordance with the 1940 Act. ASC Topic 820’s definition of fair value focuses on the amount that would be received to sell the asset or paid to transfer the liability in the principal or most advantageous market and prioritizes the use of market-based inputs (observable) over entity-specific inputs (unobservable) within a measurement of fair value.

ASC Topic 820 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. ASC Topic 820 also provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings, and provides for enhanced disclosures determined by the level within the hierarchy of information used in the valuation. In accordance with ASC Topic 820, these inputs are summarized in the three levels listed below:

•Level 1 - Valuations are based on unadjusted, quoted prices in active markets for identical assets or liabilities that are accessible at the measurement date.

•Level 2 - Valuations are based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•Level 3 - Valuations are based on inputs that are unobservable and significant to the overall fair value measurement.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of observable input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

Active, publicly traded instruments are classified as Level 1 and their values are generally based on quoted market prices, even if both the market’s normal daily trading volume is not sufficient to absorb the quantity held and placing orders to sell the position in a single transaction might affect the quoted price.

Fair value is generally determined as the price that would be received for an investment in a current sale, which assumes an orderly market is available for the market participants at the measurement date. If available, fair value of investments is based on directly observable market prices or on market data derived from comparable assets and are classified as Level 2. BDC V’s valuation policy considers the fact that no ready market may exist for many of the securities in which it invests and that fair value for its investments must be determined using unobservable inputs.

BDC V applies the practical expedient provided by ASC Topic 820 relating to investments in certain portfolio companies that calculate net asset value per share (or its equivalent). ASC Topic 820 permits an entity holding investments in certain portfolio companies that either are investment companies, or have attributes similar to an investment company, and calculate NAV per share or its equivalent for which the fair value is not readily determinable, to measure the fair value of such investments on the basis of that NAV per share, or its equivalent, without adjustment. Investments which are valued using NAV per share or its equivalent as a practical expedient are not categorized within the fair value hierarchy as per ASC Topic 820.

Pursuant to Rule 2a-5 under the 1940 Act, the BDC V Board has designated Churchill as its valuation designee (the “Valuation Designee”) to determine the fair value of BDC V’s investments that do not have readily available market quotations. Pursuant to BDC V's valuation policy approved by the BDC V Board, a valuation committee comprised of employees of Churchill (the “Valuation Committee”) is responsible for determining the fair value of BDC V’s assets for which market quotations are not readily available, subject to the oversight of the BDC V Board.

With respect to investments for which market quotations are not readily available (Level 3), the Valuation Designee, subject to the oversight of the Board as described below, undertakes a multi-step valuation process each quarter, as follows:

•the quarterly valuation process begins with each portfolio company or investment being initially valued by either the professionals of the applicable investment team that are responsible for the portfolio investment or an independent third-party valuation firm;

•to the extent that an independent third-party valuation firm has not been engaged by, or on behalf of, BDC V to value 100% of the portfolio, then at a minimum, an independent third-party valuation firm will be engaged by, or on behalf of, BDC V to provide positive assurance of the portfolio each quarter (such that each investment is reviewed by a third-party valuation firm at least once on a rolling 12-month basis and each watch-list investment will be reviewed each quarter), including a review of management’s preliminary valuation and recommendation of fair value;

•the Valuation Committee then reviews and discusses the valuations with any input, where appropriate, from the independent third-party valuation firm(s), and determines the fair value of each investment in good faith based on BDC V's valuation policy, subject to the oversight of the BDC V Board; and

•the Valuation Designee provides the BDC V Board with the information relating to the fair value determination pursuant to BDC V's valuation policy in connection with each quarterly BDC V Board meeting, complies with the periodic BDC V Board reporting requirements set forth in BDC V’s valuation policy, and discusses with the BDC V Board its determination of the fair value of each investment in good faith.

The Valuation Designee makes this fair value determination on a quarterly basis and in such other instances when a decision regarding the fair value of the portfolio investments is required. Factors considered by the Valuation Designee as part of the valuation of investments include each portfolio company's credit ratings/risk, current and projected earnings, current and expected leverage, ability to make interest and principal payments, liquidity, compliance with applicable loan covenants, and price to earnings (or other financial) ratios and those of comparable companies, as well as the estimated remaining life of the investment and current market yields, and interest rate spreads of similar securities as of the measurement date. Other factors taken into account include changes in the interest rate environment and credit markets that may affect the price at which similar investments would trade. The Valuation Designee also may base its valuation of an investment on recent transactions of investments and securities with similar structure and risk characteristics. The Valuation Designee obtains market data from its ongoing investment purchase efforts, in addition to monitoring transactions that have closed or are discussed in industry publications. External information may include (but is not limited to) observable market data derived from the U.S. loan and equity markets. As part of compiling market data as an indication of current market conditions, the Valuation Designee may utilize third-party sources.

The BDC V Board is responsible for overseeing the Valuation Designee’s process for determining the fair value of BDC V’s assets for which market quotations are not readily available, taking into account BDC V’s valuation risks. To facilitate the BDC V Board’s oversight of the valuation process, the Valuation Designee provides the BDC V Board with quarterly reports, annual reports, and prompt reporting of material matters affecting the Valuation Designee’s determination of fair value. As part of its oversight role, the BDC V Board may request and review additional information to be informed of the Valuation Designee’s process for determining the fair value of BDC V’s investments.

The values assigned to investments are based on available information and may fluctuate from period to period. In addition, such values do not necessarily represent the amount that ultimately might be realized upon a portfolio investment's sale. Due to the inherent uncertainty of valuation, the estimated fair value of an investment may differ from the value that would have been used had a ready market for the security existed, and the difference could be material.

REGULATION OF NUVEEN CHURCHILL BDC V

Please refer to “Regulation as a Business Development Company” in Part I, Item 1 of BDC V’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 2, 2026, which is incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF NUVEEN CHURCHILL BDC V

Please refer to “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of BDC V’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 2, 2026, which is incorporated herein by reference.

SENIOR SECURITIES OF NUVEEN CHURCHILL BDC V

Information about BDC V’s senior securities as of December 31, 2025 is shown in the below table. This information about BDC V’s senior securities should be read in conjunction with BDC V’s audited consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
(in thousands)
Scotiabank Credit Facility
December 31, 2025	$468,500	$1,720	$—	N/A
______________________

(1)    Total amount of each class of senior securities outstanding at the end of the period presented.

(2)    Asset coverage per unit is the ratio of the carrying value of BDC V’s total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.

(3)     The amount to which such class of senior security would be entitled upon BDC V’s involuntary liquidation in preference to any security junior to it. The “—” in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

(4)    Not applicable because the senior securities are not registered for public trading.

PORTFOLIO COMPANIES OF NUVEEN CHURCHILL BDC V

The following table sets forth certain information as of December 31, 2025 for each portfolio company in which BDC V had an investment.

The BDC V Board reviewed the valuation process of Churchill, as the Valuation Designee, in determining the valuation of BDC V’s investment portfolio as of December 31, 2025. Pursuant to Rule 2a-5 under the 1940 Act, the BDC V Board has designated Churchill as the Valuation Designee to determine the fair value of BDC V's investments that do not have readily available market quotations. Pursuant to BDC V's valuation policy approved by the BDC V Board, a valuation committee comprised of employees of Churchill is responsible for determining the fair value of BDC V's assets for which market quotations are not readily available, subject to the oversight of the BDC V Board. For more information relating to BDC V’s investments, see BDC V’s schedules of investments included in its financial statements incorporated by reference in this Proxy Statement.

BDC V’s only formal relationships with its portfolio companies are the managerial assistance that it may provide upon request and the board observer or participation rights it may receive in connection with its investment. BDC V does not “control,” as defined in the 1940 Act, any of its portfolio companies. As of December 31, 2025, BDC V was not an “affiliated person,” as defined in the 1940 Act, with respect to any of its portfolio companies. In general, under the 1940 Act, BDC V would “control” a portfolio company if it owned, directly or indirectly, more than 25.0% of its voting securities and would be an “affiliate” of a portfolio company if it owned, directly or indirectly, five percent or more of its voting securities.

Portfolio Company (1) (2) (4)	Footnotes	Investment	Spread Above Reference Rate (3)	Interest Rate (3)	Maturity Date	Par Amount	Amortized Cost	Fair Value	% of Net Assets (5)	Company Address
Investments
Debt Investments
Aerospace & Defense
AIM Acquisition, LLC	(8)	First Lien Debt	S + 4.75%	8.58%	12/2/2027	$3,244	$3,233	$3,226	0.96%	375 Center Street, Suite 175, Miamiville, OH, 45147, United States
AIM Acquisition, LLC	(7) (8)	First Lien Debt	S + 4.75%	8.58%	12/2/2027	11,224	11,224	11,163	3.31%
ERA Industries, LLC (BTX Precision)	(8)	First Lien Debt (Delayed Draw)	S + 4.75%	8.47%	7/25/2030	885	878	887	0.26%	1800 Greenleaf Avenue, Elk Grove Village, IL, 60007, United States
ERA Industries, LLC (BTX Precision)	(8)	First Lien Debt	S + 4.75%	8.59%	7/25/2030	697	692	699	0.21%
ERA Industries, LLC (BTX Precision)	(8)	First Lien Debt	S + 4.75%	8.47%	7/25/2030	1,545	1,532	1,549	0.46%
PAG Holding Corp. (Precision Aviation Group)	(8)	First Lien Debt	S + 4.75%	8.42%	12/21/2029	200	200	199	0.06%	900 Circle 75 Parkway, Atlanta, GA, 30339, United States
STS Holding, Inc.	(8)	First Lien Debt	S + 4.75%	8.42%	11/12/2030	1,470	1,439	1,403	0.42%	200 Fillmore Street, Suite 200, Denver, CO, 80206, United States
Valkyrie Intermediate, LLC		Subordinated Debt	N/A	10.50% (Cash) 1.00% (PIK)	11/17/2027	10,473	10,356	10,402	3.08%	2877 Guardian Lane, Virginia Beach, VA, 23452, United States
Total Aerospace & Defense							29,554	29,528	8.76%

Automotive
OEP Glass Purchaser, LLC (PGW Auto Glass)	(8)	First Lien Debt	S + 4.75%	8.63%	4/18/2028	20,000	19,880	19,951	5.91%	51 Dutilh Road, Cranberry, PA, 16066, United States
Randys Holdings, Inc. (Randy's Worldwide Automotive)	(7) (8)	First Lien Debt	S + 5.00%	8.73%	11/1/2029	385	380	379	0.11%	10411 Airport Road, Everett, WA, 98204, United States
Randys Holdings, Inc. (Randy's Worldwide Automotive)	(6) (7)	First Lien Debt (Delayed Draw)	S + 4.75%	8.48%	11/1/2029	3,186	—	(48)	(0.01)%
Randys Holdings, Inc. (Randy's Worldwide Automotive)	(7) (8)	First Lien Debt	S + 4.75%	8.48%	11/1/2029	796	793	785	0.23%
Total Automotive							21,053	21,067	6.24%

Banking, Finance, Insurance, Real Estate
Aprio Advisory Group, LLC	(6)	First Lien Debt (Delayed Draw)	S + 4.75%	8.62%	8/1/2031	4,966	—	(24)	(0.01)%	10411 Airport Road, Everett, WA, 98204, United States
Aprio Advisory Group, LLC	(6)	Revolving Loan	S + 4.75%	8.62%	8/1/2031	453	(2)	(2)	—%
Cohen Advisory, LLC	(8)	First Lien Debt	S + 4.50%	8.17%	12/31/2031	4,733	4,699	4,733	1.40%	1350 Euclid Avenue, Suite 800, Cleveland, OH, 44115, United States
Compex Legal Services, Inc.	(8)	First Lien Debt	S + 5.75%	9.72%	3/31/2028	3,692	3,679	3,679	1.09%	325 Maple Avenue Torrance, CA 90503 United States
Knight AcquireCo, LLC	(6) (7)	First Lien Debt (Delayed Draw)	S + 4.50%	8.37%	11/8/2032	1,376	—	(3)	—%	1855 West State Road 434 Longwood, FL 32750 United States
Knight AcquireCo, LLC	(7) (8)	First Lien Debt	S + 4.50%	8.37%	11/8/2032	4,127	4,116	4,118	1.22%
Smith & Howard Advisory LLC	(8)	First Lien Debt	S + 4.75%	8.59%	11/26/2030	2,429	2,407	2,384	0.71%	271 17th Street Northwest, Suite 2100, Atlanta, GA, 30363, United States
Total Banking, Finance, Insurance, Real Estate							14,899	14,885	4.41%

Beverage, Food & Tobacco
Boardwalk Buyer LLC (Death Wish Coffee)	(7) (8)	First Lien Debt	S + 4.75%	8.52%	9/28/2028	19,896	19,896	19,896	5.90%	260 Broadway, Saratoga Springs, NY, 12866, United States
Commercial Bakeries Corp.	(8) (11)	First Lien Debt	S + 5.25%	8.92%	9/25/2029	5,251	5,157	5,223	1.55%	45 Torbarrie Road, Toronto, Ontario, M3L 1G5, Canada
Commercial Bakeries Corp.	(8) (11)	First Lien Debt	S + 5.25%	8.92%	9/25/2029	3,500	3,495	3,481	1.03%
FoodScience, LLC	(8)	First Lien Debt	S + 4.75%	8.62%	11/14/2031	4,927	4,844	4,896	1.45%	929 Harvest Lane, Williston, VT, 05452, United States
Naturpak PPC Buyer LLC	(6)	First Lien Debt (Delayed Draw)	S + 4.50%	8.19%	12/22/2032	828	—	(4)	—%	100 Innovation Drive Janesville, WI 53546, United States
Naturpak PPC Buyer LLC	(8)	First Lien Debt	S + 4.50%	8.19%	12/22/2032	3,643	3,625	3,625	1.07%
Refresh Buyer, LLC (Sunny Sky Products)	(8)	First Lien Debt (Delayed Draw)	S + 4.75%	8.35%	12/23/2028	375	369	367	0.11%	11747 Windfern Road, Houston, TX, 77064, United States
Sara Lee Frozen Bakery, LLC (f/k/a KSLB Holdings, LLC)	(8)	First Lien Debt	S + 5.00%	8.99%	7/30/2027	10,919	10,829	10,750	3.19%	1 Tower Lane, Suite 500, Oakbrook Terrace, IL, 60181, United States
Watermill Express, LLC	(7) (8)	First Lien Debt	S + 4.75%	8.60%	4/30/2031	13,970	13,970	13,970	4.14%	1177 South 4th Avenue, Brighton, CO, 80601, United States
WCHG Buyer, Inc. (Handgards, LLC)	(8)	First Lien Debt	S + 4.75%	8.47%	4/10/2031	16,727	16,474	16,722	4.96%	901 Hawkins Boulevard, El Paso, TX, 79915, United States
Total Beverage, Food & Tobacco							78,659	78,926	23.40%

Capital Equipment
American Louver Company, LLC	(7) (8)	First Lien Debt	S + 5.00%	8.67%	10/1/2030	3,893	3,860	3,861	1.14%	100 Howard Avenue Des Plaines, IL 60018 United States
Clean Solutions Buyer, Inc.	(8)	First Lien Debt	S + 4.50%	8.22%	9/9/2030	11,299	11,203	11,152	3.31%	119 Poplar Pointe Drive, Mooresville, NC, 28117, United States
Motion & Control Enterprises LLC	(8)	First Lien Debt	S + 6.00%	9.77%	6/1/2028	247	245	245	0.07%	100 Williams Drive, Zelienople, PA, 16063, United States
Rhino Intermediate Holding Company, LLC (Rhino Tool House)	(8)	First Lien Debt (Delayed Draw)	S + 5.25%	9.16%	4/4/2029	786	775	776	0.23%	7575 Westwinds Boulevard Northwest, Concord, NC, 28027, United States
Rhino Intermediate Holding Company, LLC (Rhino Tool House)	(8)	First Lien Debt	S + 5.25%	9.16%	4/4/2029	8,249	8,146	8,144	2.41%
SkyMark Refuelers, LLC	(6)	First Lien Debt (Delayed Draw)	S + 4.50%	8.21%	12/16/2032	1,828	1,233	1,224	0.36%	4001 East 149th Street Suite B Kansas City, MO 64147 United States
SkyMark Refuelers, LLC	(6)	First Lien Debt (Delayed Draw)	S + 4.50%	8.21%	12/16/2032	2,729	—	(13)	—%
SkyMark Refuelers, LLC	(8)	First Lien Debt	S + 4.50%	8.21%	12/16/2032	5,443	5,417	5,417	1.61%
USA Industries Holdings LLC	(6)	First Lien Debt (Delayed Draw)	S + 4.25%	7.99%	12/10/2032	1,388	—	(7)	—%	302 State Street South Houston, TX 77587 United States
USA Industries Holdings LLC	(8)	First Lien Debt	S + 4.25%	7.99%	12/10/2032	2,429	2,417	2,418	0.72%
Total Capital Equipment							33,296	33,217	9.85%

Chemicals, Plastics, & Rubber
Chroma Color Corporation	(8)	First Lien Debt (Delayed Draw)	S + 4.25%	8.09%	4/23/2029	1,246	1,229	1,230	0.36%	3900 West Dayton Street, McHenry, IL, 60050, United States
Chroma Color Corporation	(8)	First Lien Debt	S + 4.25%	8.09%	4/23/2029	2,660	2,624	2,625	0.78%
Tangent Technologies Acquisition, LLC	(8)	First Lien Debt	S + 4.75%	8.77%	11/30/2027	7,679	7,589	7,646	2.27%	1001 Sullivan Road, Aurora, IL, 60506, United States
WCI-Momentum Bidco, LLC	(6)	First Lien Debt (Delayed Draw)	S + 4.75%	8.42%	12/31/2032	279	—	(1)	—%	605 Chestnut Street Suite 1250 Chattanooga, TN 37450 United States
WCI-Momentum Bidco, LLC	(8)	First Lien Debt	S + 4.75%	8.42%	12/31/2032	1,397	1,390	1,390	0.41%
Total Chemicals, Plastics, & Rubber							12,832	12,890	3.82%

Construction & Building
Athlete Buyer, LLC (Allstar Holdings)		Subordinated Debt	N/A	1.00% (Cash) 13.00% (PIK)	4/26/2030	527	508	496	0.15%	100-220 Victoria Drive, Vancouver, British Columbia, V5L 0C7, Canada
Athlete Buyer, LLC (Allstar Holdings)		Subordinated Debt (Delayed Draw)	N/A	1.00% (Cash) 13.00% (PIK)	4/26/2030	527	508	496	0.15%
Athlete Buyer, LLC (Allstar Holdings)		Subordinated Debt (Delayed Draw)	N/A	1.00% (Cash) 13.00% (PIK)	4/26/2030	11,598	11,167	10,903	3.23%
Hyphen Solutions, LLC	(7) (8)	First Lien Debt	S + 4.50%	8.22%	8/6/2032	4,167	4,167	4,171	1.24%	325 Maple Avenue, Torrance, CA, 90503, United States
ICE USA Infrastructure, Inc.	(8)	First Lien Debt	S + 5.75%	9.47%	3/15/2030	1,522	1,484	1,472	0.44%	110 Midlands Court, West Columbia, SC, 29169, United States
ICE USA Infrastructure, Inc.	(8)	First Lien Debt	S + 5.75%	9.47%	3/15/2030	2,659	2,593	2,572	0.76%
MEI Buyer LLC	(8)	First Lien Debt	S + 4.25%	7.97%	6/29/2029	6,287	6,287	6,287	1.86%	421 Water Avenue Northeast, Suite 4300, Albany, OR, 97321, United States
Royal Holdco Corporation (RMA Companies)	(8)	First Lien Debt	S + 4.50%	8.24%	12/30/2030	10,859	10,762	10,761	3.19%	12130 Santa Margarita Court, Rancho Cucamonga, CA, 91730, United States
SCIC Buyer, Inc.	(8)	First Lien Debt	S + 4.75%	8.42%	3/28/2031	4,174	4,151	4,257	1.26%	700 Goldman Drive, Cream Ridge, NJ, 08514, United States
Vertex Service Partners, LLC	(8)	First Lien Debt	S + 6.00%	9.67%	11/8/2030	2,189	2,209	2,182	0.65%	4400 Belknap Road, Charlotte, NC, 28211, United States
WSB Engineering Holdings Inc.	(8)	First Lien Debt	S + 4.50%	8.32%	8/31/2029	4,991	4,947	4,946	1.47%	701 Xenia Avenue South, Minneapolis, MN, 55416, United States
Total Construction & Building							48,783	48,543	14.40%

Consumer Goods: Durable
DRS Holdings III, Inc.	(7) (8)	First Lien Debt	S + 5.25%	8.97%	11/1/2028	2,016	2,007	2,007	0.59%	138 East Main Street, Suite 201, Kent, OH, 44240, United States
Total Consumer Goods: Durable							2,007	2,007	0.59%

Consumer Goods: Non-Durable
Bradford Soap International, Inc.	(6) (8)	First Lien Debt (Delayed Draw)	S + 4.75%	8.47%	8/28/2031	1,005	—	(5)	—%	200 Providence Street, West Warwick, RI, 02893, United States
Bradford Soap International, Inc.	(8)	First Lien Debt	S + 4.75%	8.47%	8/28/2031	3,016	3,002	3,001	0.89%
KL Bronco Acquisition, Inc. (Elevation Labs)	(8)	First Lien Debt	S + 5.25%	9.19%	6/30/2028	5,080	5,080	5,067	1.50%	2105 Boge Avenue, Idaho Falls, ID, 83401, United States
MPG Parent Holdings, LLC (Market Performance Group)	(8)	First Lien Debt	S + 5.00%	8.99%	1/8/2030	774	778	778	0.23%	331 North Post Road, NJ, 08550, United States
Total Consumer Goods: Non-Durable							8,860	8,841	2.62%

Containers, Packaging & Glass
good2grow LLC	(8)	First Lien Debt	S + 5.50%	9.47%	12/1/2027	3,238	3,238	3,238	0.96%	400 Galleria Parkway, Atlanta, GA, 30339, United States
good2grow LLC	(8)	First Lien Debt	S + 4.50%	8.47%	12/1/2027	16,762	16,761	16,683	4.95%
Ivex Holdco Inc. (Specialized Packaging Group)	(8) (11)	First Lien Debt	S + 5.50%	9.64%	12/17/2027	16,807	16,753	16,802	4.98%	180 Grand Avenue, Suite 900, Oakland, CA, 94612, United States
Ivex Holdco Inc. (Specialized Packaging Group)	(8) (11)	First Lien Debt	S + 5.50%	9.64%	12/17/2027	3,092	3,092	3,091	0.92%
Online Labels Group, LLC	(8)	First Lien Debt	S + 4.75%	8.42%	12/19/2029	2,643	2,643	2,643	0.78%	2021 East Lake Mary Boulevard, Sanford, FL, 32773, United States
Performance Packaging Buyer, LLC	(8)	First Lien Debt	S + 4.50%	8.34%	4/15/2031	4,934	4,889	4,887	1.45%	2025 McCrea Street, Alliance, OH, 44601, United States
Total Containers, Packaging & Glass							47,376	47,344	14.04%

Energy: Electricity
Environ Energy, LLC	(6)	First Lien Debt (Delayed Draw)	S + 5.25%	9.07%	10/1/2031	2,684	(19)	(18)	(0.01)%	1000 Elm Street 17th Floor Manchester, NH 03105-3701 United States
Environ Energy, LLC	(8)	First Lien Debt	S + 5.25%	9.07%	10/1/2031	4,563	4,530	4,533	1.34%
Tinicum Voltage Acquisition Corp.	(8)	First Lien Debt	S + 4.75%	9.04%	12/15/2028	1,290	1,281	1,281	0.38%	36 Newburgh Road, Hackettstown, NJ, 07840, United States
Total Energy: Electricity							5,792	5,796	1.71%

Environmental Industries
CLS Management Services, LLC (Contract Land Staff)	(8)	First Lien Debt (Delayed Draw)	S + 5.00%	8.67%	3/27/2030	1,691	1,678	1,678	0.50%	2245 Texas Drive, Sugar Land, TX, 77479, United States
CLS Management Services, LLC (Contract Land Staff)	(8)	First Lien Debt	S + 5.00%	8.67%	3/27/2030	1,719	1,705	1,705	0.51%
NFM & J, L.P. (The Facilities Group)	(7) (8)	First Lien Debt	S + 5.75%	9.69%	11/30/2027	11,783	11,593	11,625	3.45%	217 North Howard Avenue, Tampa, FL, 33606, United States
SI Solutions, LLC	(8)	First Lien Debt	S + 4.75%	8.42%	8/15/2030	5,378	5,356	5,359	1.59%	11515 Vanstory Drive, Huntersville, NC, 28078, United States
SI Solutions, LLC	(8)	First Lien Debt	S + 4.75%	8.42%	8/15/2030	4,585	4,567	4,569	1.35%
Total Environmental Industries							24,899	24,936	7.40%

Healthcare & Pharmaceuticals
AB Centers Acquisition Corporation (Action Behavior Centers)	(8)	First Lien Debt	S + 5.25%	8.97%	7/2/2031	321	327	319	0.09%	2100 Kramer Lane, Suite 150, Austin, TX, 78758, United States
AB Centers Acquisition Corporation (Action Behavior Centers)	(8)	First Lien Debt	S + 5.25%	8.97%	7/2/2031	2,353	2,346	2,335	0.69%
ARC Health OPCO, LLC	(6)	Subordinated Debt (Delayed Draw)	N/A	8.00% (Cash) 5.00% (PIK)	4/10/2031	3,333	(48)	(98)	(0.03)%	230 West Monroe Street, Suite 1920, Chicago, IL, 60606, United States
ARC Health OPCO, LLC		Subordinated Debt	N/A	8.00% (Cash) 5.00% (PIK)	4/10/2031	6,743	6,547	6,545	1.94%
Bluebird PM Buyer, Inc.	(8)	First Lien Debt	S + 4.75%	8.42%	2/3/2032	3,944	3,915	3,980	1.18%	1449 37th Street, Suite 341, Brooklyn, NY, 11218, United States
Bridges Consumer Healthcare Intermediate LLC	(8)	First Lien Debt	S + 5.25%	8.92%	12/22/2031	2,683	2,628	2,643	0.78%	811 Broad Street, Suite 600, Chattanooga, TN, 37402, United States
Eyesouth Eye Care Holdco LLC	(8)	First Lien Debt (Delayed Draw)	S + 5.50%	9.32%	10/5/2029	1,691	1,665	1,666	0.49%	5775 Glenridge Drive, Atlanta, GA, 30328, United States
Eyesouth Eye Care Holdco LLC	(8)	First Lien Debt	S + 5.50%	9.32%	10/5/2029	14	14	14	—%
FH DMI Buyer, Inc.	(8)	First Lien Debt	S + 5.00%	8.67%	10/11/2030	1,656	1,642	1,656	0.49%	12525 Stowe Drive, Poway, CA, 92064, United States
Health Management Associates, Inc.	(8)	First Lien Debt (Delayed Draw)	S + 6.25%	10.34%	3/30/2029	894	888	889	0.26%	2501 Woodlake Circle, Okemos, MI, 48864, United States
Health Management Associates, Inc.	(8)	First Lien Debt	S + 6.25%	10.34%	3/30/2029	9,013	8,956	8,958	2.66%
HMN Acquirer Corp.	(8)	First Lien Debt	S + 4.50%	8.17%	11/5/2031	2,997	2,952	2,970	0.88%	11 Philips Parkway, Montvale, NJ, 07645, United States
Lavie Group, Inc.	(7) (8)	First Lien Debt	S + 5.00%	8.90%	10/12/2029	1,938	1,920	1,921	0.57%	1055 Washington Boulevard, Stamford, CT, 06901, United States
Midwest Eye Services, LLC	(8)	First Lien Debt	S + 4.50%	8.32%	8/20/2027	15,271	15,159	15,262	4.52%	1060 Nimitzview Drive, Cincinnati, OH, 45230, United States
QHR Health, LLC	(8)	First Lien Debt (Delayed Draw)	S + 5.25%	9.07%	5/28/2027	2,361	2,361	2,347	0.70%	1573 Mallory Lane, Brentwood, TN, 37027, United States
QHR Health, LLC	(8)	First Lien Debt	S + 5.25%	9.07%	5/28/2027	17,535	17,535	17,429	5.17%
VMG Holdings LLC (VMG Health)	(6)	First Lien Debt (Delayed Draw)	S + 5.00%	8.67%	12/23/2031	227	—	(2)	—%	2515 McKinney Avenue, Suite 1500, Dallas, TX, 75201, United States
VMG Holdings LLC (VMG Health)	(8)	First Lien Debt	S + 5.00%	8.69%	4/16/2030	455	453	451	0.13%
VMG Holdings LLC (VMG Health)	(8)	First Lien Debt	S + 5.00%	8.67%	4/16/2030	149	147	148	0.04%
VSC Specialty Molding Acquisition LLC	(6)	First Lien Debt (Delayed Draw)	S + 4.50%	8.43%	10/6/2031	1,292	—	(5)	—%	13161 West Glendale Avenue Butler, WI 53007-0246 United States
VSC Specialty Molding Acquisition LLC	(8)	First Lien Debt	S + 4.50%	8.43%	10/6/2031	2,128	2,116	2,119	0.63%
Total Healthcare & Pharmaceuticals							71,523	71,547	21.19%

High Tech Industries
Exterro, Inc.	(8)	First Lien Debt	S + 5.25%	9.02%	6/1/2027	20,000	20,159	19,854	5.89%	2175 Northwest Raleigh Street, Portland, OR, 97210, United States
GNX HBS PARENT, LLC	(6)	First Lien Debt (Delayed Draw)	S + 4.75%	8.42%	9/30/2031	1,706	—	(7)	—%	1700 Stephen Street Little Chute, WI 54140 United States
GNX HBS PARENT, LLC	(8)	First Lien Debt	S + 4.75%	8.42%	9/30/2031	2,901	2,886	2,889	0.86%
GS AcquisitionCo, Inc.	(7) (8)	First Lien Debt	S + 5.25%	8.92%	5/25/2028	11,834	11,802	11,675	3.46%	8529 Six Forks Road, Suite 300, Raleigh, NC, 27615, United States
Infobase Acquisition, Inc.	(8)	First Lien Debt	S + 5.50%	9.35%	6/14/2028	5,679	5,650	5,679	1.68%	1000 North West Street, Wilmington, DE, 19801, United States
Prosci, Inc.	(8)	First Lien Debt	S + 4.50%	8.32%	11/18/2030	20,000	20,000	19,900	5.90%	1700 Market Street, Philadelphia, PA, 19103, United States
Specialist Resources Global Inc.	(8)	First Lien Debt	S + 5.00%	8.72%	9/23/2027	122	122	122	0.04%	318 Seaboard Lane, Franklin, TN, 37067, United States
Stratix Holding Corporation	(8)	First Lien Debt	S + 4.75%	8.35%	9/15/2028	13,369	13,369	13,324	3.95%	4920 Avalon Ridge Parkway, Peachtree Corners, GA, 30071, United States
Venture Buyer, LLC (Velosio)	(7) (8)	First Lien Debt	S + 5.25%	8.97%	3/1/2030	4,944	4,944	4,944	1.47%	5747 Perimeter Drive, Dublin, OH, 43017, United States
Total High Tech Industries							78,932	78,380	23.25%

Hotel, Game & Leisure
Davidson Hotel Company LLC	(8)	First Lien Debt	S + 5.00%	8.72%	10/31/2031	1,250	1,245	1,263	0.37%	One Ravinia Drive, Suite 1600, Atlanta, GA, 30346, United States
Total Hotel, Game & Leisure							1,245	1,263	0.37%

Media: Advertising, Printing & Publishing
Calienger Acquisition, L.L.C. (Wpromote, LLC)	(8)	First Lien Debt	S + 5.75%	9.72%	10/23/2028	2,296	2,283	2,284	0.68%	101 Continental Boulevard, El Segundo, CA, 90245, United States
VS Professional Training Acquisitionco, LLC	(8)	First Lien Debt	S + 5.25%	8.97%	9/30/2026	6,296	6,296	6,257	1.85%	320 River Park Drive, Suite SWB, Provo, UT, 84604, United States
VS Professional Training Acquisitionco, LLC	(8)	First Lien Debt	S + 5.25%	8.97%	9/30/2026	2,690	2,690	2,674	0.79%
Total Media: Advertising, Printing & Publishing							11,269	11,215	3.32%

Services: Business
All4 Buyer, LLC	(8)	First Lien Debt	S + 4.25%	8.11%	1/23/2032	2,008	1,989	1,990	0.59%	2393 Kimberton Road, PO Box 299, PA, 19442, United States
Archer Acquisition, LLC (ARMstrong)	(8)	First Lien Debt	S + 4.75%	8.52%	10/8/2029	3,988	3,955	3,956	1.17%	One Pierce Place, Itasca, IL, 60143, United States
Astra Service Partners, LLC	(6) (7)	First Lien Debt (Delayed Draw)	S + 4.75%	8.34%	11/26/2032	1,130	—	(4)	—%	920 Broadway, 8th Floor, New York, NY 10010, United States
Astra Service Partners, LLC	(7) (8)	First Lien Debt	S + 4.75%	8.34%	11/26/2032	3,434	3,421	3,422	1.01%
Bounteous, Inc.	(8)	First Lien Debt (Delayed Draw)	S + 4.75%	8.47%	8/2/2029	4,128	4,120	4,128	1.22%	2100 Manchester Road, Wheaton, IL, 60187, United States
Bounteous, Inc.	(8)	First Lien Debt (Delayed Draw)	S + 4.75%	8.47%	8/2/2029	340	339	340	0.10%
Bounteous, Inc.	(8)	First Lien Debt	S + 4.75%	8.47%	8/2/2029	7,975	7,959	7,974	2.36%
Bounteous, Inc.	(8)	First Lien Debt	S + 4.75%	8.47%	8/2/2029	3,730	3,723	3,730	1.11%
Bullhorn, Inc.	(7) (8)	First Lien Debt	S + 5.00%	8.72%	10/1/2029	17,764	17,629	17,764	5.27%	100 Summer Street, Boston, MA, 02110, United States
Caldwell & Gregory LLC		Subordinated Debt	S + 8.75%	9.92% (Cash) 2.50% (PIK)	3/31/2031	6,730	6,813	6,790	2.01%	129 Broad Street Road, Manakin-Sabot, VA, 23103, United States
Element 78 Partners, LLC (E78)	(8)	First Lien Debt (Delayed Draw)	S + 5.50%	9.32%	12/1/2027	5,016	5,016	4,965	1.47%	1301 West 22nd Street, Oak Brook, IL, 60523, United States
Element 78 Partners, LLC (E78)	(8)	First Lien Debt	S + 5.50%	9.32%	12/1/2027	9,320	9,320	9,225	2.73%
Empower Brands Franchising, LLC (f/k/a Lynx Franchising LLC)	(7) (8)	First Lien Debt	S + 5.75%	9.60%	12/23/2026	12,731	12,731	12,712	3.77%	2426 Old Brick Road, Glen Allen, VA, 23060, United States
Empower Brands Franchising, LLC (f/k/a Lynx Franchising LLC)	(7) (8)	First Lien Debt	S + 5.75%	9.60%	12/23/2026	7,166	7,166	7,156	2.12%
Env Automation Acquisition, LLC	(6) (7)	First Lien Debt (Delayed Draw)	S + 4.50%	8.24%	12/8/2031	2,052	—	(10)	—%	2337 West Warrior Trail Suite 7255 Grand Prairie, TX 75052 United States
Env Automation Acquisition, LLC	(7) (8)	First Lien Debt	S + 4.50%	8.24%	12/8/2031	4,240	4,219	4,220	1.25%
LRN Corporation (Lion Merger Sub, Inc.)	(7) (8)	First Lien Debt	S + 5.25%	8.95%	12/17/2027	16,057	16,057	15,999	4.74%	921, chemin de la Rivière-du-Nord, Saint-Jérôme, Quebec, J7Y 5G2, Canada
M&S Holdings Buyer, Inc.	(6)	First Lien Debt (Delayed Draw)	S + 4.75%	8.44%	12/23/2032	376	—	(2)	—%	800 West Sixth Street Suite 950 Los Angeles, CA 90017 United States
M&S Holdings Buyer, Inc.	(8)	First Lien Debt	S + 4.75%	8.44%	12/23/2032	2,070	2,060	2,060	0.61%
Olympus US Bidco LLC (Phaidon International)	(8) (11)	First Lien Debt	S + 5.50%	9.44%	8/22/2029	546	533	528	0.16%	All Saints Street, London, England, N1 9PA, United Kingdom
Redwood Services Group, LLC (Evergreen Services Group)	(7) (8)	First Lien Debt	S + 5.25%	8.93%	6/15/2029	4,713	4,677	4,713	1.40%	832 Sansome Street, San Francisco, CA, 94111, United States
Sagebrush Buyer, LLC (Province)	(8)	First Lien Debt	S + 5.00%	8.72%	7/1/2030	2,495	2,473	2,474	0.73%	2360 Corporate Circle, Henderson, NV, 89074, United States
Sentinel Technologies, Inc	(8)	First Lien Debt	S + 4.50%	8.35%	11/3/2031	2,419	2,407	2,408	0.71%	2550 Warrenville Road Downers Grove, IL 60515 United States
TSS Buyer, LLC (Technical Safety Services)	(8)	First Lien Debt	S + 5.50%	9.32%	6/22/2029	17,960	17,960	17,960	5.32%	620 Hearst Avenue, Berkeley, CA, 94710, United States
UBEO, LLC		Subordinated Debt	N/A	11.00%	1/3/2029	12,000	11,944	12,000	3.56%	401 East Sonterra Boulevard, Suite 350, San Antonio, TX, 78258, United States
VRC Companies, LLC (Vital Records Control)	(7) (8)	First Lien Debt	S + 5.50%	9.19%	6/29/2027	4,749	4,749	4,749	1.41%	5384 Poplar Avenue, Memphis, TN, 38119, United States
VRC Companies, LLC (Vital Records Control)	(7) (8)	First Lien Debt	S + 5.50%	9.34%	6/29/2027	13,085	13,063	13,085	3.88%
Total Services: Business							164,323	164,332	48.70%

Services: Consumer
360 Holdco, Inc. (360 Training)	(8)	First Lien Debt	S + 4.75%	8.42%	8/2/2028	1,925	1,925	1,908	0.57%	6504 Bridge Point Parkway, Austin, TX, 78730, United States
Excel Fitness Consolidator LLC	(8)	First Lien Debt	S + 4.50%	8.42%	4/29/2030	3,781	3,781	3,753	1.11%	1901 West Braker Lane, Austin, TX, 78758, United States
Legacy Service Partners, LLC	(6)	Subordinated Debt (Delayed Draw)	N/A	13.25% (PIK)	11/10/2032	47	(1)	(1)	—%	2701 North Rocky Point Boulevard, Suite 655, Tampa, FL, 33607, United States
Legacy Service Partners, LLC		Subordinated Debt	N/A	13.25% (PIK)	11/10/2032	53	51	52	0.02%
Legacy Service Partners, LLC	(6) (8)	First Lien Debt (Delayed Draw)	S + 4.50%	8.17%	11/10/2031	100	—	(1)	—%
Legacy Service Partners, LLC	(8)	First Lien Debt	S + 4.50%	8.17%	11/10/2031	11,522	11,478	11,448	3.39%
North Haven Spartan US Holdco LLC	(8)	First Lien Debt (Delayed Draw)	S + 5.75%	9.49%	6/8/2026	797	797	797	0.24%	1209 Orange Street, Wilmington, DE, 19801, United States
North Haven Spartan US Holdco LLC	(7) (8)	First Lien Debt (Delayed Draw)	S + 5.75%	9.49%	6/8/2026	8,299	8,298	8,298	2.46%
North Haven Spartan US Holdco LLC	(8)	First Lien Debt	S + 5.75%	9.49%	6/8/2026	9,189	9,189	9,189	2.72%
Perennial Services Group, LLC	(6) (7)	First Lien Debt (Delayed Draw)	S + 4.50%	8.19%	12/23/2032	4,219	—	(21)	(0.01)%	255 Greenwood Avenue, Midland Park, NJ, 07432, United States
Perennial Services Group, LLC	(7) (8)	First Lien Debt	S + 4.50%	8.19%	12/23/2032	5,781	5,753	5,753	1.71%
Total Services: Consumer							41,271	41,175	12.21%

Sovereign & Public Finance
Renaissance Buyer, LLC (LMI Consulting, LLC)	(8)	First Lien Debt	S + 5.25%	8.94%	7/18/2028	5,575	5,622	5,575	1.65%	7940 Jones Branch Drive, Tysons, VA, 22102, United States
Total Sovereign & Public Finance							5,622	5,575	1.65%

Telecommunications
BCM One, Inc.	(8)	First Lien Debt	S + 4.50%	8.43%	11/17/2027	12,523	12,523	12,523	3.71%	295 Madison Avenue, New York, NY, 10017, United States
BCM One, Inc.	(8)	First Lien Debt (Delayed Draw)	S + 4.50%	8.43%	11/17/2027	3,967	3,967	3,967	1.18%
MBS Holdings, Inc.	(7) (8)	First Lien Debt	S + 5.00%	8.92%	4/16/2027	796	796	796	0.24%	1 Concourse Parkway Northeast, Suite 600, Atlanta, GA, 30328, United States
MBS Holdings, Inc.	(7) (8)	First Lien Debt	S + 5.00%	8.92%	4/16/2027	19,100	19,099	19,099	5.66%
Sapphire Telecom, Inc.	(8)	First Lien Debt	S + 5.00%	8.67%	6/27/2029	3,241	3,241	3,244	0.96%	Suite 942, Europort, Europort Road, Gibraltar, United Kingdom
Total Telecommunications							39,626	39,629	11.75%

Transportation: Cargo
FSK Pallet Holding Corp. (Kamps Pallets)	(8)	First Lien Debt	S + 6.25%	10.24%	12/23/2026	13,322	13,126	13,132	3.89%	665 Seward Avenue Northwest, Grand Rapids, MI, 49504, United States
FSK Pallet Holding Corp. (Kamps Pallets)	(8)	First Lien Debt	S + 6.75%	10.83%	12/23/2026	745	737	738	0.22%
Total Transportation: Cargo							13,863	13,870	4.11%

Transportation: Consumer
EVDR Purchaser, Inc.	(8)	First Lien Debt	S + 4.50%	8.23%	2/14/2031	5,896	5,891	5,867	1.74%	5680 Greenwood Plaza Boulevard, Greenwood Village, CO, 80111, United States
Total Transportation: Consumer							5,891	5,867	1.74%

Utilities: Electric
Force Electrical Buyerco, LLC	(6)	First Lien Debt (Delayed Draw)	S + 4.50%	8.37%	10/21/2032	4,606	49	29	0.01%	46005 S County Road 202, Woodward, OK 73801, United States
Force Electrical Buyerco, LLC	(8)	First Lien Debt	S + 4.50%	8.37%	10/21/2032	2,702	2,689	2,691	0.80%
Pinnacle Supply Partners, LLC	(8)	First Lien Debt	S + 6.25%	10.12%	4/3/2030	2,112	2,101	2,013	0.60%	1424 Ohio Avenue, Dunbar, WV, 25064, United States
RMS Energy Borrower LLC	(8)	First Lien Debt	S + 4.50%	8.22%	9/30/2032	6,581	6,548	6,545	1.94%	15396 183rd Street, Little Falls, MN, 56345, United States
RMS Energy Borrower LLC	(6)	First Lien Debt (Delayed Draw)	S + 4.50%	8.22%	9/30/2032	1,199	(3)	(6)	—%
Total Utilities: Electric							11,384	11,272	3.35%

Utilities: Water
USA Water Intermediate Holdings, LLC	(8)	First Lien Debt	S + 4.75%	8.57%	2/21/2031	4,305	4,305	4,305	1.28%	363 North Sam Houston Parkway East, Houston, TX, 77060, United States
Total Utilities: Water							4,305	4,305	1.28%

Wholesale
INS Intermediate II, LLC (Ergotech DBA Industrial Networking Solutions)	(8)	First Lien Debt (Delayed Draw)	S + 5.50%	9.47%	1/19/2029	1,951	1,935	1,923	0.57%	3321 Essex Drive, Richardson, TX, 75082, United States
INS Intermediate II, LLC (Ergotech DBA Industrial Networking Solutions)	(8)	First Lien Debt	S + 5.50%	9.47%	1/19/2029	5,252	5,206	5,175	1.53%
Total Wholesale							7,141	7,098	2.10%

Total Debt Investments							$784,405	$783,508	232.26%

Portfolio Company (1) (2) (4)	Footnotes	Investment	Acquisition Date	Shares / Units	Cost	Fair Value	% of Net Assets (5)	Company Address
Equity Investments
Capital Equipment
ATL GSE Holdings, LP	(9)	Class A Units	12/16/2025	126	126	126	0.04%	4001 East 149th Street Suite B Kansas City, MO, 64147, United States
Total Capital Equipment					126	126	0.04%

Consumer Goods: Durable
LH Equity Investors, L.P.	(6) (9) (10)	Limited Partnership Interests	9/3/2025	1,500,000	1,444	2,029	0.60%	1595 Georgetown Road, Hudson, OH, 44236, United States
Total Consumer Goods: Non-durable					1,444	2,029	0.60%

Containers, Packaging & Glass
Conversion Holdings, L.P. (Specialized Packaging Group)	(9) (11)	Class A Units	8/1/2025	171,030	205	221	0.07%	180 Grand Avenue, Oakland, CA, 94612, United States
Total Containers, Packaging & Glass					205	221	0.07%

Healthcare & Pharmaceuticals
HMA Equity, LP (Health Management Associates)	(9)	AA Equity Co-Invest	8/1/2025	297,780	320	302	0.09%	2501 Woodlake Circle, Okemos, MI, 48864, United States
VSC Specialty Molding Holdings LLC	(9)	Class A Units	10/6/2025	925	92	92	0.03%	13161 West Glendale Avenue Butler, WI 53007-0246 United States
WE Select Fund 3, L.P.	(9) (10)	Limited Partnership Interests	9/10/2025	1,165,000	1,193	1,436	0.43%	310 East 4500 South, Suite 240, Salt Lake City, UT, 84107, United States
Total Healthcare & Pharmaceuticals					1,605	1,830	0.55%

High Tech Industries
GNX HBS Holdings, LLC	(9)	LP Interests	10/1/2025	69	69	69	0.02%	1700 Stephen Street Little Chute, WI, 54140, United States
Three Rivers Co-Investment, L.P.	(9) (10)	LP Interests	11/7/2025	1,300,000	1,302	1,300	0.39%	339 Sixth Avenue Suite 1400 Pittsburgh, PA, 15222, United States
Total High Tech Industries					1,371	1,369	0.41%

Services: Business
Concord FG Holdings, LP (E78)	(9)	Class A Common Units	8/1/2025	895	949	537	0.16%	1301 West 22nd Street, Oak Brook, IL, 60523, United States
M&S Group Holdings,LLC	(9)	Common Equity	12/23/2025	1,467	147	147	0.04%	800 West Sixth Street Suite 950 Los Angeles, CA, 90017, United States
NMSEF II Holdings I, L.P.	(9) (10)	Limited Partnership Interests	9/29/2025	1,165,000	1,170	1,164	0.35%	10000 West Innovation Drive, Suite 250, Milwaukee, WI, 53226, United States
NMS VONA Case Management Acquisition, LP	(9) (10)	Class A Common Units	11/25/2025	2,793	1,500	1,500	0.44%	29000 Highway 98 Building A-101 Daphne, AL, 36526, United States
Schill Blocker Agg, LLC	(9) (10)	Limited Partnership Interests	12/12/2025	3,000,000	3,000	3,000	0.89%	5000 Mills Industrial Parkway Suite 4 North Ridgeville, OH, 44039, United States
STech Investors, LP	(9)	Class A Units	11/3/2025	465	46	46	0.01%	2550 Warrenville Road Downers Grove, IL, 60515, United States
Total Services: Business					6,812	6,394	1.89%

Services: Consumer
Legacy Parent Holdings, LLC (Legacy Service Partners)	(9)	Class B Units	8/1/2025	1,088	141	145	0.04%	2701 North Rocky Point Boulevard, Suite 655, Tampa, FL, 33607, United States
Legacy Parent Holdings, LLC (Legacy Service Partners)	(9)	Class B Units	8/1/2025	27	4	4	—%
Total Services: Consumer					145	149	0.04%

Wholesale
Lettermen's Parent Holding, LLC	(9)	Common Units	11/20/2025	10,000	1,000	1,000	0.30%	8400 W 110th St Overland Park, KS, 66210, United States
Lettermen's Parent Holding, LLC	(9)	Common Units	12/5/2025	1,215	122	122	0.04%
Total Wholesale					1,122	1,122	0.34%

Total Equity Investments					$12,830	$13,240	3.94%

Total Investments					$797,235	$796,748	236.20%

Portfolio Company (1)	Footnotes	Interest Rate	Shares	Cost	Fair Value	% of Net Assets (5)
Cash Equivalents
BlackRock Liquidity Funds T-Fund - Institutional Class		4.00%	18,578,150	$18,578	$18,578	5.51%
Total Cash Equivalents				18,578	18,578	5.51%

Total Investments & Cash Equivalents				$815,813	$815,326	241.71%
(1)All investments are non-controlled/non-affiliated investments as defined by the 1940 Act. The 1940 Act classifies investments based on the level of control that BDC V maintains in a particular portfolio company. As defined in the 1940 Act, a company is generally presumed to be “non-controlled” when BDC V owns 25% or less of the portfolio company’s voting securities and “controlled” when BDC V owns more than 25% of the portfolio company’s voting securities. The 1940 Act also classifies investments further based on the level of ownership that BDC V maintains in a particular portfolio company. As defined in the 1940 Act, a company is generally deemed as “non-affiliated” when BDC V owns less than 5% of a portfolio company’s voting securities and “affiliated” when BDC V owns 5% or more of a portfolio company’s voting securities.
(2)Refer to Note 3. “Investments” in the notes to the consolidated financial statements in BDC V's Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for the geographic composition of investments at cost and fair value.
(3)The majority of the investments bear interest at rates that may be determined by reference to Secured Overnight Financing Rate (“SOFR” or “S”), which generally resets periodically. For each such investment, BDC V has provided the spread over SOFR and the current contractual interest rate in effect at December 31, 2025. As of December 31, 2025, effective rates for 1M S, 3M S, 6M S, and 12M S are 3.69%, 3.65%, 3.57% and 3.42%, respectively. For portfolio companies with multiple interest rate contracts, the interest rate shown is a weighted average current interest rate in effect as of December 31, 2025. Certain investments are subject to a SOFR floor. For fixed rate loans, a spread above a reference rate is not applicable.
(4)Investment valued using unobservable inputs (Level 3), unless noted otherwise. See Note 2. “Significant Accounting Policies - Valuation of Portfolio Investments” and Note 4. “Fair Value Measurement” in the notes to the consolidated financial statements in BDC V's Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for more information.
(5)Percentage is based on net assets of $337,302 as of December 31, 2025.
(6)Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion.
(7)Investment is a unitranche position.
(8)Denotes that all or a portion of the assets are owned by Nuveen Churchill BDC V SPV I LLC ("SPV I"). SPV I has entered into a senior secured revolving credit facility (the “Scotiabank Credit Facility”) on August 1, 2025. The lenders of the Scotiabank Credit Facility have a first lien security interest in substantially all of the assets of SPV I. Accordingly, such assets are not available to creditors of BDC V.
(9)Security acquired in transaction exempt from registration under the Securities Act, and may be deemed to be a “restricted security” under the Securities Act. As of December 31, 2025, BDC V held eighteen restricted securities with an aggregate fair value of 13,240, or 3.93% of BDC V’s net assets.
(10)Investments measured at NAV. See Note 2. “Significant Accounting Policies – Valuation of Portfolio Investments” in the notes to the consolidated financial statements in BDC V's Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for more information.
(11)The investment is considered a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, BDC V cannot acquire any non-qualifying assets unless, at the time the acquisition is made, qualifying assets represent at least 70% of BDC V's total assets. As of December 31, 2025, total non-qualifying assets at fair value represented 3.56% of BDC V's total assets calculated in accordance with the 1940 Act.

MANAGEMENT OF NUVEEN CHURCHILL BDC V

Please refer to “Item 10. Directors and Executive Officers” and “Item 11. Executive Compensation” in Part III of BDC V’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 2, 2026, which is incorporated by reference herein, for information relating to the management of BDC V.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS OF NUVEEN CHURCHILL BDC V

The following table sets forth certain information with respect to the beneficial ownership of BDC V Common Shares, according to information furnished to BDC V by such persons or publicly available filings, as of the Record Date by: (1) BDC V’s trustees; (2) BDC V’s executive officers; (3) BDC V’s executive officers and trustees as a group; and (4) each person known to BDC V to beneficially own 5% or more of the outstanding BDC V Common Shares. Ownership information for those persons who beneficially own 5% or more of the outstanding BDC V Common Shares is based upon filings by such persons with the SEC and other information obtained from such persons. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The percentage ownership is based on 13,479,560 BDC V Common Shares outstanding as of the Record Date. To BDC V’s knowledge, except as indicated in the footnotes to the table, each of the BDC V Shareholders listed below has sole voting and/or investment power with respect to BDC V Common Shares beneficially owned by such shareholder.

Name and Address	Shares Owned	Percentage
Interested Trustee(1)
Kenneth Kencel	—	—
Independent Trustees(1)	—	—
Stephen Potter	—	—
James Ritchie	—	—
Dee Dee Sklar	—	—
Sarah Smith	—	—
Executive Officers who are not Trustees(1)
Shai Vichness	—	—
Charmagne Kukulka	—	—
John McCally	—	—
Marissa Hassen	—	—
5% Holders
Teachers Insurance and Annuity Association of America(2)	13,479,520	99.9%
All Trustees and Executive Officers as a Group (9 persons)	—	—
_____________________

(1)    The address for all of BDC V’s executive officers and trustees is c/o Nuveen Churchill BDC V, 375 Park Avenue, 9th Floor, New York, NY 10152.

(2)    The address of Teachers Insurance and Annuity Association of America (“TIAA”) is 730 Third Avenue, New York, NY 10017. TIAA indirectly holds 13,479,520 BDC V Common Shares through Churchill MM Warehouse LLC, a wholly owned subsidiary of TIAA.

APPROVAL OF THE ADJOURNMENT PROPOSAL

BDC V Shareholders may be asked to consider and act upon one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the other Proposals set forth in this Proxy Statement.

If a quorum is not present at the Special Meeting, BDC V Shareholders may be asked to vote on the proposal to adjourn the Special Meeting to solicit additional proxies. If a quorum is present at the Special Meeting, but there are not sufficient votes at the time of the Special Meeting to approve the Proposals, BDC V Shareholders also may be asked to vote on the proposal to approve the adjournment of the Special Meeting to permit further solicitation of proxies in favor of the other Proposals.

If the Adjournment Proposal is submitted for a vote at the Special Meeting, and if BDC V Shareholders vote to approve the Adjournment Proposal, the Special Meeting will be adjourned to enable BDC V to solicit additional proxies in favor of the other Proposals. If the Adjournment Proposal is approved, and the Special Meeting is adjourned, BDC V will use the additional time to solicit additional proxies in favor of any of the other Proposals to be presented at the Special Meeting, including the solicitation of proxies from BDC V Shareholders that have previously voted against the relevant proposal.

The BDC V Board believes that, if the number of BDC V Common Shares voting in favor of any of the Proposals presented at the Special Meeting is insufficient to approve a proposal, it is in the best interests of the BDC V Shareholders to enable BDC V, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of such proposal. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow the BDC V Shareholders who have already completed and returned proxies to revoke them at any time prior to their use at the Special Meeting as adjourned.

Required Vote

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the votes cast by BDC V Shareholders present at the Special Meeting or by proxy at the Special Meeting. Abstentions will have no effect on the Adjournment Proposal. Properly executed and returned proxies will be voted “FOR” the approval of the Adjournment Proposal in accordance with the recommendation of the BDC V Board unless the relevant BDC V Shareholder designates otherwise.

THE BDC V BOARD RECOMMENDS THAT BDC V SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

OTHER MATTERS

No other matter is likely to come before each of the Special Meeting or may properly come before the Special Meeting.

SHAREHOLDERS SHARING AN ADDRESS

Only one copy of this document may be delivered to two or more shareholders of BDC V who share an address, unless contrary instructions from one or more of such shareholders have been provided to BDC V.

On written or oral request, BDC V will deliver promptly a separate copy of this document to a shareholder at a shared address to which a single copy of this document was delivered. BDC V Shareholders who wish to receive a separate copy of this document, or to receive a single copy if multiple copies were delivered, now or in the future, should submit their request by contacting John D. McCally by telephone at (212) 478-9200 or by mail to Nuveen Churchill BDC V, 375 Park Avenue, 9th Floor, New York, NY 10152, Attention: Vice President and Secretary, John McCally.

WHERE YOU CAN FIND MORE INFORMATION

BDC V files with or submits to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains a website that contains reports, proxy and information statements and other information BDC V files with the SEC at www.sec.gov.

You may obtain BDC V’s annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, and make shareholder inquiries by mailing your request to Nuveen Churchill BDC V, 375 Park Avenue, 9th Floor, New York, NY 10152.

INCORPORATION BY REFERENCE FOR NUVEEN CHURCHILL BDC V

BDC V is allowed to “incorporate by reference” the information that it files with the SEC, which means BDC V can disclose important information to you by referring you to those documents. This Proxy Statement and any amendments or supplements thereto incorporate by reference the documents set forth below that have previously been filed by BDC V with the SEC:

•Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 2, 2026; and

•the description of BDC V Common Shares contained in Exhibit 4.3 to the Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

To obtain copies of these filings, see “Where You Can Find More Information.”

ANNEX A

Execution Version
______________________________________________________________________________

PURCHASE AND SALE AGREEMENT

BY AND AMONG

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
(as Buyer)

AND

NUVEEN CHURCHILL BDC V
(as Seller)

DATED April 1, 2026

______________________________________________________________________________

PURCHASE AND SALE AGREEMENT
THIS PURCHASE AND SALE AGREEMENT (this “Agreement”), dated as of April 1, 2026, is made by and between Nuveen Churchill Private Capital Income Fund, a Delaware statutory trust (“Buyer”), and Nuveen Churchill BDC V, a Delaware statutory trust (“Seller”). Each of Buyer and Seller may be referred to individually herein as a “Party” and collectively as the “Parties”.
RECITALS
WHEREAS, each of Buyer and Seller is a statutory trust formed under Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. § 3801, et seq., as such act may be amended from time to time (the “Delaware Statutory Trust Act”);
WHEREAS, each of Buyer and Seller has previously elected to be regulated as a business development company (“BDC”), as defined in Section 2(a)(48) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder (the “Investment Company Act”);
WHEREAS, Seller is currently the owner of the Purchased Assets (as defined below);
WHEREAS, Seller desires to sell the Purchased Assets and assign the Assumed Obligations (as defined below) to Buyer, and Buyer desires to purchase the Purchased Assets and to assume the Assumed Obligations from Seller, all on the terms and subject to the conditions set forth herein;
WHEREAS, in the event that any given Purchased Asset cannot be transferred from Seller to Buyer at Closing (as defined herein), Seller and Buyer shall enter into a mutually agreeable participation agreement (the “Participation Agreement”) in order to transfer the economics and, to the extent legally permissible, the other benefits of ownership of such Purchased Asset;
WHEREAS, the Board of Trustees of the Buyer (the “Buyer Board”), upon the recommendation of members of the Buyer Board who are not “interested persons” of Buyer, as defined in the Investment Company Act, has unanimously (i) determined that (a) this Agreement and the terms of the transactions contemplated hereby (collectively, the “Transactions”) are advisable, fair to and in the best interests of the Buyer and its shareholders, and (b) the interests of the Buyer’s shareholders will not be diluted as a result of the Transactions, and (ii) approved, adopted and declared advisable this Agreement and the Transactions;
WHEREAS, the Board of Trustees of the Seller (the “Seller Board”), upon the recommendation of members of the Seller Board who are not “interested persons” of Seller, as defined in the Investment Company Act, has unanimously (i) determined that (x) this Agreement and the terms of the Transactions are advisable, fair to and in the best interests of the Seller and the holders of the issued and outstanding common shares of beneficial interest, par value $0.01
1

per share, of the Seller (the “Seller Shares”) and (y) the interests of the holders of Seller Shares will not be diluted as a result of the Transactions, (ii) approved, adopted and declared advisable this Agreement and the Transactions, (iii) directed that the approval of this Agreement and the Transactions be submitted to the Seller’s shareholders for their review and approval, and (iv) resolved to recommend that the shareholders of Seller approve this Agreement and the Transactions; and
WHEREAS, the Parties desire to make certain representations, warranties, covenants and other agreements in connection with the Transactions and also to prescribe certain conditions to the Transactions.
NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:
ARTICLE 1

DEFINITIONS; MATTERS OF CONSTRUCTION
1.1    Definitions. In this Agreement, the following terms have the meanings specified or referred to in this Section 1.1 and shall be equally applicable to both the singular and the plural forms.
“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with such Person. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
“Agreement” has the meaning specified in the preamble to this Agreement.
“Ancillary Agreements” means, collectively, the Assignment and Assumption Agreements and, if required, the Participation Agreement.
“Assignment and Assumption Agreement” means (i) with respect to any Purchased Loan that includes a specific form of assignment and assumption agreement or similar document within the Loan Documents governing such Purchased Loan, such specific form of assignment and assumption agreement or similar document, (ii) with respect to any Purchased Equity Investment that includes a specific form of assignment and assumption agreement or similar document within the Equity Documents governing such Purchased Equity Interest, such specific form of assignment and assumption agreement or similar document, and (iii) with respect to any other Purchased Asset, such other mutually agreed transfer documentation, in each case pursuant to which the Seller shall sell, transfer, assign, convey and deliver the relevant Purchased Asset to Buyer and Buyer shall assume and agree to pay, perform or otherwise discharge the Assumed Obligations with respect to the relevant Purchased Asset.
2

“Assumed Obligations” has the meaning specified in Section 2.2.
“BDC” has the meaning set forth in the recitals to this Agreement.
“Borrowers” means those Persons who constitute “borrowers” (or any similarly defined entity) under the Loan Documents.
“Business Day” means any day excluding Saturday, Sunday and any other day that is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in New York are closed.
“Buyer” has the meaning specified in the preamble to this Agreement.
“Buyer Board” has the meaning specified in the recitals to this Agreement.
“Buyer Declaration of Trust” means the Sixth Amended and Restated Declaration of Trust of the Buyer dated as of October 30, 2024.
“Buyer Fundamental Representations” means the representations and warranties of Buyer contained in Sections 6.1, 6.2 and 6.8.
“Buyer Organizational Documents” has the meaning specified in Section 6.1(b).
“Closing” has the meaning specified in Section 4.1.
“Closing Date” has the meaning specified in Section 4.1.
“Closing Seller Net Asset Value” has the meaning specified in Section 3.1(b).
“Consent” means, with respect to any Purchased Asset or related Purchased Asset Governing Document, any consent of the Borrower, issuer and/or the administrative agent or other party required to sell, assign, transfer, convey or deliver such Purchased Asset or related Purchased Asset Governing Document.
“Court Order” means any judgment, order, decision, award, injunction, ruling, subpoena, verdict or decree of any foreign, federal, state or local court, tribunal or Governmental Body and any award in any arbitration proceeding.
“Current D&O Insurance” has the meaning specified in Section 7.8.
“Cut-off Time” means 6:00 p.m. (New York, New York time) on the Business Day immediately prior to the Closing Date.
“Delaware Statutory Trust Act” has the meaning set forth in the recitals to this Agreement.
“Determination Date” has the meaning specified in Section 3.1(b).
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“Eligible Institution” means an entity that qualifies as an “Eligible Institution”, “Approved Fund,” “Qualified Transferee”, “Permitted Lender”, “Eligible Assignee”, “Qualified Institutional Lender” or similarly defined entity under the applicable definition under the Purchased Asset Governing Documents relating to the Purchased Assets to be acquired by such entity.
“Effective Time” has the meaning specified in Section 4.1.
“Encumbrance” means any lien, security interest, mortgage, pledge, conditional sale or other title retention agreement, adverse claim, or other encumbrance.
“Equity Documents” means the limited partnership agreement, limited liability company operating agreement, warrant agreement, certificate or articles of designation, stockholders’ agreement or any similar documentation governing any Purchased Equity Investment, in each case as in effect as of the Cut-off Time.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Excluded Obligations” has the meaning specified in Section 2.3.
“GAAP” has the meaning specified in Section 5.8(b).
“Governmental Approval” means the approval, consent, order, authorization of, declaration, filing, or registration with, any Governmental Body.
“Governmental Body” means any foreign, federal, state or local government, court, department, commission, board, bureau, agency or other governmental authority or administrative or regulatory body, any applicable securities or commodities exchange and any other self-regulatory body.
“Governmental Permits” has the meaning specified in Section 5.6.
“Guarantor” means Persons who, under the Loan Documents or otherwise, have given guaranties, sureties, indemnities or made other agreements or undertakings in connection with the Purchased Loans or pledged, mortgaged or granted security interests in property to secure payment of the Purchased Loans.
“HSR Act” has the meaning specified in Section 5.3(b).
“Investment Company Act” has the meaning specified in the recitals to this Agreement.
“Law” means any federal, state or local law, statute, regulation, rule, code, ordinance or Court Order enacted, adopted, issued or promulgated by any Governmental Body, including laws pertaining to usury and other laws applicable to banking institutions and banking activities, in each case together with the rules and regulations promulgated thereunder.
4

“Loan Collateral” means the assets and properties securing payment of outstanding obligations of Borrowers under the Loan Documents.
“Loan Documents” means the credit and financing agreements, guarantees, subordination agreements, Notes, mortgages, deeds of trust, security agreements (including pledge and control agreements), indentures, financing statements, intercreditor agreements, and other instruments and documents affecting Seller’s ownership and economic rights with respect to the Purchased Loans which are executed and delivered to or otherwise obtained by Seller, or in which Seller has an interest, in connection with the Purchased Loans, in each case as in effect as of the Cut-off Time.
“Loan Files” means credit and transaction files of Seller relating to the Purchased Loans, including Loan Documents, Third Party Reports, operating statements, Borrower financial statements, budgets, recent borrowing base, compliance and advance certificates, and other documents of the Seller that relate to the Purchased Loans, in each case in the possession of Seller, reasonably necessary for Buyer’s ownership and servicing of the Purchased Assets.

“Notes” means the original executed promissory notes issued to the order of the Seller, or copies of a “master” note if no such note was issued to Seller, or an allonge endorsing a note in favor of Seller, in each case evidencing indebtedness owing to Seller under a Purchased Loan.
“Notice of a Seller Superior Proposal” has the meaning specified in Section 7.11(b).
“Outstanding Indebtedness” has the meaning specified in Section 3.1(b).
“Outside Date” means May 31, 2026.
“Participation Agreement” has the meaning specified in the recitals to this Agreement.
“Parties” has the meaning specified in the preamble to this Agreement.
“Person” means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, business trust, joint venture, association or other entity or Governmental Body.
“Previously Disclosed” means information previously disclosed in any Seller SEC Report; provided, however, that any risk factor disclosures contained under the heading “Risk Factors,” any disclosure of risks included in any “forward-looking statements” disclaimer or any other statements that are similarly predictive or forward-looking in nature in any Seller SEC Report shall not be deemed to be “Previously Disclosed.”
“Purchase Price” has the meaning specified in Section 3.1(a).
“Purchased Asset Governing Documents” means, collectively, the Loan Documents and Equity Documents.
5

“Purchased Asset Schedule” means the schedule attached hereto as Exhibit A, as may be updated from time to time as contemplated herein, which identifies, among other things and to the extent applicable, (i) each Purchased Loan, bond or other instrument evidencing indebtedness, and each Purchased Equity Investment to be purchased by Buyer on the Closing Date, (ii) the name of the Borrower of each Purchased Loan or issuer of each bond or Purchased Equity Investment, and (iii) to the extent relevant, the par value of each such Purchased Asset.
“Purchased Assets” has the meaning specified in Section 2.1.
“Purchased Equity Investments” means the equity instruments identified as such on the Purchased Asset Schedule (including for the avoidance of doubt, the equity of any “blockers”, special purpose vehicles or other subsidiaries).
“Purchased Loans” means the loans, bonds and other evidences of indebtedness identified as such on the Purchased Asset Schedule.
“PwC” has the meaning specified in Section 5.8(b).
“Representatives” has the meaning specified in Section 7.10(a).
“Sarbanes-Oxley Act” has the meaning specified in Section 5.8(d).
“SEC” means the Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended.
“Seller” has the meaning specified in the preamble to this Agreement.
“Seller Administration Agreement” means that certain Administration Agreement dated as of August 5, 2025 by and between Seller and Churchill BDC Administration LLC.
“Seller Adverse Recommendation Change” has the meaning specified in Section 7.11(a).
“Seller Advisory Agreement” means that certain Investment Advisory Agreement dated as of August 5, 2025 by and between Seller and Churchill Asset Management LLC.
“Seller Board” has the meaning specified in the recitals to this Agreement.
“Seller Board Recommendation” has the meaning specified in Section 7.3.
“Seller Credit Facility” means that certain Credit Agreement, dated as of August 1, 2025, by and between Nuveen Churchill BDC V SPV I LLC, as borrower, the lenders party thereto, Seller, as servicer, The Bank of Nova Scotia, as administrative agent, U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator, and U.S. Bank, N.A., as custodian.
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“Seller Custody Agreement” means that certain Custody Agreement dated July 7, 2025 between Seller and U.S. Bank Trust Company, National Association.

“Seller Declaration of Trust” means the Amended and Restated Declaration of Trust of Seller dated as of July 30, 2025.
“Seller Fundamental Representations” means the representations and warranties of Seller contained in Sections 5.1, 5.2, 5.7 and 5.11.
“Seller Organizational Documents” has the meaning specified in Section 5.1(b).
“Seller Proxy Statement” has the meaning specified in Section 7.2(a).
“Seller SEC Reports” has the meaning specified in Section 5.8(a).
“Seller Shareholder Approval” has the meaning specified in Section 5.2(b).
“Seller Shareholder Meeting” has the meaning specified in Section 7.3.
“Seller Shares” has the meaning specified in the recitals to this Agreement.
“Seller Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, Seller or any of its Affiliates or Representatives in violation of this Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of Seller or more than 75% of the assets of Seller on a consolidated basis (a) on terms which Seller Board determines in good faith to be superior for the shareholders of Seller from a financial point of view as compared to the Transactions (after giving effect to any alternative proposed by Buyer in accordance with Section 7.11), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by Seller Board (upon the recommendation of the trustees of the Seller Board who are not “interested persons” of Seller, as defined in the Investment Company Act) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.

“Seller Transfer Agency Agreement” means that certain Transfer Agent Servicing Agreement dated as of August 4, 2025 by and between Seller and U.S. Bancorp Fund Services, LLC.

“Takeover Proposal” means any inquiry, proposal, discussions, negotiations or offer from any Person or group of Persons (other than Buyer or any of its Affiliates) (a) with respect to a merger, consolidation, tender offer, exchange offer, unit acquisition, asset acquisition, unit exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction involving Seller or any of its subsidiaries, (b) relating to any direct or indirect
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acquisition, in one transaction or a series of transactions, of (i) assets or businesses (including any mortgage, pledge or similar disposition thereof but excluding any bona fide financing transaction) that constitute or represent, or would constitute or represent if such transaction is consummated, 25% or more of the total assets, net revenue or net income of Seller and its subsidiaries, taken as a whole, or (ii) 25% or more of the outstanding Seller Shares or other equity or voting interests in Seller or in any of its subsidiaries, or (c) relating to any direct or indirect transaction or series of transactions that would result in any Person other than the Adviser or an Affiliate thereof serving as the external investment adviser to Seller, in each case other than the Merger and the other Transactions.
“Tax” or “Taxes” means any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty or addition thereto, whether disputed or not.
“Third Party Reports” means all reports, appraisals and other written materials prepared by third parties for Seller with respect to the Purchased Loans, including all real estate appraisals, equipment appraisals and environmental reports that relate to the Purchased Loans.
“Transactions” has the meaning set forth in the recitals to this Agreement.
“UCC” means the Uniform Commercial Code (or any successor statute) as adopted and in force in the State of New York or, when the laws of any other state govern the method or manner of the perfection or enforcement of the Uniform Commercial Code (or any successor statute) of such state.
1.2    Matters of Construction. The terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun shall be deemed to cover all genders. All references: to statutes and related regulations shall include any amendments of same and any successor statutes and regulations; to any agreement, instrument or other documents shall include any and all modifications and supplements thereto and any and all restatements, extensions or renewals thereof; to any person or entity shall mean and include the successors and permitted assigns of such person or entity; “to,” “including” and “include” shall be understood to mean “including, without limitation”; or to the time of day shall mean the time on the day in question in New York, New York, unless otherwise expressly provided in this Agreement.
ARTICLE 2

PURCHASE AND SALE
2.1    Purchased Assets. Upon the terms and subject to the conditions of this Agreement (including without limitation Section 2.4), but subject to, and in accordance with, Rule 17a-8 of the Investment Company Act, on the Closing Date, Seller shall sell, transfer,
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assign, convey and deliver to Buyer, and Buyer shall purchase and assume from Seller, all of Seller’s right, title and interest in, to and under the following, wherever located:
(a)    each Purchased Loan including, to the extent permitted to be assigned under applicable Law, all claims, suits, causes of action and any other right of the Seller under the relevant Loan Documents against any Person, whether known or unknown, arising under or in connection with such Loan Documents or in any way based on or related to any of the foregoing;
(b)    each Purchased Equity Investment;
(c)    the Purchased Asset Governing Documents relating to each Purchased Asset;
(d)    the Loan Files relating to each Purchased Loan; and
(e)    other than such assets as may be reasonably necessary for Seller to carry out its obligations under Section 2.5, all other assets of Purchaser.
The assets referred to in this Section 2.1 are collectively referred to as the “Purchased Assets.”
2.2    Assumed Obligations. On the Closing Date (or elevation date under the Participation Agreement, as applicable), Buyer and Seller shall execute and deliver the Assignment and Assumption Agreements with respect to the Purchased Assets, pursuant to which Buyer shall assume all obligations (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due) of Seller, including all obligations under the Purchased Asset Governing Documents. In addition, on the Closing Date, Buyer and Seller shall execute and deliver such documentation as may be reasonably required by the lenders under the Seller Credit Facility in order to document the assumption by Buyer of all indebtedness outstanding under the Seller Credit Facility. The foregoing obligations and assumed indebtedness are referred to collectively herein as the “Assumed Obligations”.
2.3    Excluded Obligations. Notwithstanding anything to the contrary contained in this Agreement, Buyer shall not, as a result of the Transactions, assume or become liable for any obligations of Seller other than the Assumed Obligations (collectively, the “Excluded Obligations”).
2.4    Participation Agreement. Notwithstanding anything to the contrary contained in this Agreement, in the event that any given Purchased Asset cannot be transferred from Seller to Buyer at Closing, Seller and Buyer shall enter into a Participation Agreement in order to transfer the economics and, to the extent legally permissible, the other benefits of ownership of such Purchased Asset.
2.5    Termination of Certain Contractual Obligations; Dissolution of Seller. As of the Effective Time, or as soon thereafter as is reasonably practicable, Seller shall take all steps
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reasonably necessary to (a) terminate the Seller Advisory Agreement, the Seller Administration Agreement, the Seller Custody Agreement and the Seller Transfer Agency Agreement, (b) make one or more liquidating distributions to the Seller shareholders, and (c) dissolve and liquidate the Seller.
2.6    Certain Understandings. In the event any asset reflected on the Purchased Asset Schedule is held by a “blocker” entity, special purpose vehicle or other subsidiary of Seller rather than directly by Seller, unless the parties otherwise agree, Seller shall transfer to Buyer the equity of such blocker entity, special purpose vehicle or other subsidiary and the parties shall otherwise work together in good faith to effect such transfers in an efficient manner, taking into account the nature of such assets, and tax consequences associated with such transfer and any business, tax, regulatory or other implications associated with the ownership of such assets by Buyer or its subsidiary following the Effective Time. For the sake of administrative convenience, in the event that, at Closing, any portion of the Closing Seller Net Asset Value is attributable to cash held by Seller (but excluding any cash held by any blocker entity, special purpose vehicle or other subsidiary of Seller), Buyer and Seller shall work together in good faith such that the portion of the Purchase Price attributable to such cash is paid on a net basis.
ARTICLE 3

PURCHASE PRICE; INTEREST AND FEES
3.1    Purchase Price.
(a)    The aggregate consideration for the Purchased Assets shall be (i) an amount of cash equal to the Closing Seller Net Asset Value calculated in accordance with Section 3.1(b) (the “Purchase Price”), plus (ii) the assumption of the Assumed Obligations, which aggregate consideration the Seller and Buyer independently have agreed to be the fair value of the Purchased Assets.
(b)    The Seller shall deliver to the Buyer a calculation of the net asset value of Seller as of a date mutually agreed between Buyer and Seller, such date to be no earlier than forty-eight (48) hours (excluding Sundays and holidays) prior to the Effective Time (such agreed date, the “Determination Date”), calculated in good faith as of such date and based on the same assumptions and methodologies, and applying the same categories of adjustments to net asset value, used by Seller in preparing the calculation of the net asset value per Seller Share as of December 31, 2025 (the “Closing Seller Net Asset Value”). Contemporaneously with the delivery of the Closing Seller Net Asset Value, seller shall deliver a calculation of the aggregate indebtedness outstanding under the Seller Credit Facility as of the Determination Date (the “Outstanding Indebtedness”). Seller shall update the calculation of the Closing Seller Net Asset Value and the Outstanding Indebtedness in the event that the Closing is subsequently materially delayed or there is a material change to the Closing Seller Net Asset Value and/or the Outstanding Indebtedness prior to the Closing (including any dividend declared after the Determination Date but prior to Closing) and as needed to ensure the Closing Seller Net Asset Value and the Outstanding Indebtedness is determined within forty-eight (48) hours (excluding Sundays and holidays) prior to the Effective Time. In connection with the foregoing, the Seller
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Board, including a majority of the members of the Seller Board who are not “interested persons” of Seller, as defined in the Investment Company Act, shall be required to approve the Closing Seller Net Asset Value, and the Chief Financial Officer of the Seller shall certify in writing to the Buyer the calculation of the Closing Seller Net Asset Value and the Outstanding Indebtedness.
(c)    Seller shall afford Buyer and its representatives, upon reasonable request, reasonable access to the individuals who have prepared the calculation of the Closing Seller Net Asset Value provided pursuant to this Section 3.1 and to the information, books, records, work papers and back-up materials used or useful in preparing such calculation, including without limitation any reports prepared by valuation agents, in order to assist Buyer with its review of such calculation.
3.2    Interest, Fees, Dividends and Distributions. Unless otherwise agreed to by the Parties, (a) Seller shall be entitled to all accrued but unpaid interest, all accrued but unpaid normally recurring fees, and all declared but unpaid dividends or other distributions, in each case to the extent accrued (or declared) but unpaid as of the Effective Time, with respect to each Purchased Asset, and (b) Buyer shall be entitled to all interest, normally recurring fees, dividends or distributions that accrue after the Effective Time with respect to each Purchased Asset.
ARTICLE 4

CLOSING
4.1    Closing Date. The closing of the purchase and sale of Purchased Assets and the assumption of Assumed Obligations (the “Closing”) shall take place via electronic exchange of documents as of 10:00 a.m. on the third Business Day immediately following the date on which the last of the conditions to Closing set forth in Article 8 and Article 9 have been satisfied or, to the extent legally permissible, waived, or at such other time and place as Seller and Buyer may agree. The date on which the Closing occurs is referred to as the “Closing Date”. Subject to Section 2.4, at the Closing, Seller shall sell, transfer, assign, convey and deliver to Buyer the Purchased Assets and Buyer shall accept and assume the Assumed Obligations. The Closing shall be effective as of 12:01 a.m. on the Closing Date (the “Effective Time”).
4.2    Buyer’s Deliveries. Subject to Section 2.4, at the Closing, Buyer shall deliver, or cause to be delivered, to Seller all of the following:
(a)    cash in an amount equal to the Purchase Price via wire transfer to a bank account specified by Seller;
(b)    a counterpart of each relevant Assignment and Assumption Agreement with respect to the sale and assignment of the Purchased Assets and Assumed Liabilities to be settled at the Closing, duly executed on behalf of Buyer; and
(c)    a counterpart of the Participation Agreement, if required, duly executed on behalf of Buyer.
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4.3    Seller’s Deliveries. Subject to Section 2.4, at the Closing, Seller shall deliver, or cause to be delivered, to Buyer or its designee (including Buyer’s custodian or another third party) all of the following:
(a)    a counterpart of each relevant Assignment and Assumption Agreement with respect to the sale and assignment of the Purchased Assets and Assumed Liabilities to be settled at the Closing, duly executed on behalf of Seller and each Person for which a Consent is required in connection with the transfer of such Purchased Assets (unless a separate Consent has been delivered);
(b)    the Notes with respect to such Purchased Loans to be sold to Buyer at the Closing (to the extent in the possession of Seller);
(c)    any Loan Files in the possession of Seller that are reasonably necessary for Buyer’s ownership and servicing of the Purchased Assets; and
(d)    a counterpart of the Participation Agreement, if required, duly executed on behalf of Seller.
ARTICLE 5

REPRESENTATIONS AND WARRANTIES OF SELLER
As an inducement to Buyer to enter into this Agreement and to consummate the Transactions contemplated hereby, Seller hereby represents and warrants to Buyer, with respect to itself and the Purchased Assets to be sold by Seller, as of the date hereof and as of the Closing Date, as follows:
5.1    Organization of Seller.
(a)    Seller is a statutory trust duly formed and in good standing under the Delaware Statutory Trust Act. Seller has duly elected to be regulated as a BDC, and such election has not been revoked or withdrawn and is in full force and effect. Seller has the requisite power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business as a business entity in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect with respect to the Seller.
(b)    A true, complete and correct copy of the Seller Declaration of Trust and Bylaws of the Seller (the “Seller Organizational Documents”), as in effect as of the date of this Agreement, has previously been made available to Buyer.
5.2    Authority.
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(a)    Seller has full statutory trust power and authority to execute, deliver and perform this Agreement and the Ancillary Agreements. Subject to receipt of the Seller Shareholder Approval, all statutory trust action required to be taken by Seller to authorize the execution, delivery and performance of this Agreement and the Ancillary Agreements has been taken.
(b)    The execution and delivery of this Agreement and the consummation of the Transactions have been duly and validly approved by the Seller Board. The Seller Board (on the recommendation of the members of the Seller Board who are not “interested persons” of Seller (as defined in the Investment Company Act)) has unanimously (i) determined that (A) this Agreement and the terms of the Transactions are advisable, fair to and in the best interests of the Seller and its shareholders and (B) the interests of the Seller’s existing shareholders will not be diluted as a result of the Transactions, (ii) approved, adopted and declared advisable this Agreement and the Transactions, (iii) directed that this Agreement and the Transactions be submitted to the Seller’s shareholders for their review and approval, and (iv) resolved to recommend that the shareholders of Seller approve this Agreement and the Transactions. Except for receipt of the approval of this Agreement and the Transactions by shareholders of Seller who own Seller Shares representing more than fifty percent (50%) of the issued and outstanding Seller Shares (the “Seller Shareholder Approval”), this Agreement and the Transactions have been authorized by all necessary statutory trust action on the part of Seller.
(c)    This Agreement has been duly authorized, executed and delivered by Seller and is the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, and each Ancillary Agreement has been duly authorized by Seller and, upon execution and delivery by Seller, will be a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, in each case, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally, and any limitation imposed by general equity principles, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).
5.3    Consents. None of the execution and delivery of this Agreement or the Ancillary Agreements, the consummation of any of the transactions contemplated hereby or thereby, or compliance by Seller with, or fulfillment by Seller of, the terms, conditions and provisions hereof or thereof will:
(a)    conflict with, result in a material breach of the terms, conditions or provisions of, or constitute a material default, an event of default or an event creating rights of acceleration, termination or cancellation or a loss of rights under, or require any consent or result in the creation or imposition of any Encumbrance upon any of the Purchased Assets under, (i) the Seller Organizational Documents, (ii) any Purchased Asset Governing Document, or any other material agreement or material instrument (other than a Purchased Asset Governing Document) to which Seller is a party or by which Seller is bound with respect to any Purchased Asset or Assumed Obligation, (iii) any Court Order to which Seller is a party or by which Seller is bound with respect to any Purchased Asset or Assumed Obligation or (iv) any Law applicable to Seller,
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except to the extent such breach or default does not materially and adversely affect the Purchased Assets or the Assumed Obligations;
(b)    except for the Seller Shareholder Approval, the filing of the Seller Proxy Statement in connection with obtaining the Seller Shareholder Approval, and filings, if any, required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and except as otherwise will be obtained, made or delivered prior to Closing (but subject to the transactions contemplated by the Participation Agreement), require the approval, consent, authorization or act of, or the making or giving by Seller of any notice, declaration, filing, report or registration with, any Person in connection with the execution and delivery by Seller of this Agreement or any Ancillary Agreement or the consummation of any of the transactions contemplated hereby or thereby; or
(c)    other than the filing of the Seller Proxy Statement and clearance thereof by the SEC staff, and filings, if any, required under the HSR Act, require any Governmental Approval.
5.4    Purchased Assets and Purchased Asset Governing Documents.
(a)    The Purchased Asset Governing Documents constitute the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally, and any limitation imposed by general equity principles, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity). Seller is not in breach or default in any material respect of its obligations under any Purchased Asset Governing Document.
(b)    The Purchased Asset Schedule is accurate in all material respects as of the date thereof and will be accurate in all material respects as of the Cut-off Time.
5.5    Other Matters Relating to the Purchased Loans. To Seller’s knowledge (without the obligation for further inquiry), there are no actions pending in which any Borrower or issuer of any Purchased Asset has (i) filed, or consented (by answer or otherwise) to the filing against it of, a petition for relief under any bankruptcy or insolvency law of any jurisdiction, (ii) made an assignment for the benefit of its creditors, (iii) consented to the appointment of a custodian, receiver, trustee, liquidator or other judicial officer with similar power over itself or any substantial part of its property, (iv) been adjudicated by a court to be insolvent, or (v) taken corporate or partnership action for the purpose of authorizing any of the foregoing.
5.6    Governmental Permits. Seller owns, holds or possesses all licenses, franchises, permits and other authorizations from Governmental Bodies (the “Governmental Permits”) which were necessary for Seller to originate (where applicable), and are necessary for Seller to own, the Purchased Assets and to carry on and conduct its business relating thereto substantially as currently conducted, except where the failure by Seller to own, hold or possess any such
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license, franchise, permit or other authorization would not be reasonably likely to have a material adverse effect on the Purchased Assets or Seller’s ability to consummate the Transactions.
5.7    Title to Purchased Assets. Seller has good title to all Purchased Assets, free and clear of any material Encumbrances, except to the extent such Purchased Assets are pledged to secure obligations of Seller pursuant to credit agreements that have been Previously Disclosed and except for Encumbrances consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business. Subject to the transactions contemplated by the Participation Agreement, as of the Closing, Seller will have, and will transfer to Buyer, good title to all of the Purchased Assets, free and clear of any Encumbrances (other than Encumbrances resulting from actions taken by Buyer and excluding, for the avoidance of doubt, Encumbrances created under the Purchased Asset Governing Documents).
5.8    Reports.
(a)    Seller has timely filed or furnished all forms, statements, certifications, reports and documents that it was required to file since January 1, 2026 with the SEC (the “Seller SEC Reports”), except as would not, individually or in the aggregate, reasonably be expected to be material to Seller. No Seller SEC Report, at the time filed with or furnished to the SEC, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading. All Seller SEC Reports, as of their respective dates, complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto.
(b)    The financial statements, including the related consolidated schedules of investments, of the Seller included (or incorporated by reference) in the Seller SEC Reports (including the related notes, where applicable) (i) fairly present in all material respects the consolidated results of operations, cash flows, changes in net assets and consolidated financial position of Seller for the respective fiscal periods or as of the respective dates therein set forth (except that unaudited statements may not contain notes and are subject to recurring year-end audit adjustments normal in nature and amount), (ii) have complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, and (iii) have been prepared in all material respects in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto. PricewaterhouseCoopers LLP (“PwC”) has not resigned, threatened resignation or been dismissed as Seller’s independent public accountant as a result of or in connection with any disagreements with Seller on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.
(c)    To Seller’s knowledge, PwC at all relevant times has been (i) “independent” with respect to Seller within the meaning of Regulation S-X, and (ii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the related rules of the SEC and the Public Company Accounting Oversight Board.
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(d)    The principal executive officer and principal financial officer of Seller have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 and any related rules and regulations promulgated by the SEC (collectively, the “Sarbanes-Oxley Act”), and the statements contained in any such certifications are complete and correct, and Seller is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act.
(e)    The fair market value of Seller’s investments as of December 31, 2025 (i) was determined in accordance with Accounting Standards Codification, “Fair Value Measurements and Disclosures (Topic 820)”, issued by the Financial Accounting Standards Board and (ii) reflects a reasonable estimate of the fair value of such investments as determined in good faith, in accordance with Rule 2a-5 under the Investment Company Act.
5.9    Compliance; Litigation Relating to the Purchased Assets.
(a)    Seller has complied in all material respects with all Laws applicable to the Purchased Assets and the Assumed Obligations.
(b)    There are no actions, suits or proceedings pending or, to Seller’s knowledge, threatened against Seller by any Borrower, Guarantor or third Person in respect of the Purchased Assets or the Assumed Obligations and there are no actions, suits or proceedings pending in which Seller is the plaintiff or claimant and which relate to any of the Purchased Assets or the Assumed Obligations.
(c)    There are no actions, suits or proceedings pending or threatened in writing against Seller which question the legality or propriety of the Transactions.
5.10    Seller Information. None of the information supplied or to be supplied by the Seller for inclusion or incorporation by reference in the Seller Proxy Statement will, at the date the Seller Proxy Statement, or any amendment or supplement thereto, is first mailed to the Seller shareholders, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by Seller with respect to information supplied by Buyer or its representatives for inclusion or incorporation by reference in the Seller Proxy Statement.
5.11    No Broker. No agent, broker, finder, investment banker, financial advisor or other firm or Person is or shall be entitled, as a result of any action, agreement or commitment of Seller or any of its Affiliates, to any broker’s, finder’s or financial advisor’s fee or commission in connection with any of the Transactions, except for any such fee or commission that will be paid by Seller.
5.12    Limitations. Notwithstanding anything to the contrary in this Article 5, Seller makes no representations or warranties regarding: (a) the creditworthiness, solvency or financial ability of any Borrower or Guarantor or any other obligor, including any pledgor, any letter of credit issuer or insurer, to pay or to perform any of its liabilities or obligations with respect to the
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Purchased Assets, or (b) any Borrower or Guarantor paying or performing pursuant to the terms of a Purchased Loan.

ARTICLE 6

REPRESENTATIONS AND WARRANTIES OF BUYER
As an inducement to Seller to enter into this Agreement and to consummate the Transactions contemplated hereby, Buyer hereby represents and warrants to Seller, as of the date hereof and as of the Closing Date, as follows:
6.1    Organization of Buyer.
(a)    Buyer is a statutory trust duly formed and in good standing under the Delaware Statutory Trust Act. Buyer has duly elected to be regulated as a BDC, and such election has not been revoked or withdrawn and is in full force and effect. Buyer has the requisite power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business as a business entity in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect with respect to the Buyer.
(b)    A true, complete and correct copy of the Buyer Declaration of Trust and Bylaws of the Buyer (the “Buyer Organizational Documents”), as in effect as of the date of this Agreement, has previously been made available to Seller.
6.2    Authority.
(a)    Buyer has full statutory trust power and authority to execute, deliver and perform this Agreement and the Ancillary Agreements. All statutory trust action required to be taken by Buyer to authorize the execution, delivery and performance of this Agreement and the Ancillary Agreements has been taken.
(b)    The execution and delivery of this Agreement and the consummation of the Transactions have been duly and validly approved by the Buyer Board. The Buyer Board (on the recommendation of the members of the Buyer Board who are not “interested persons” of Buyer (as defined in the Investment Company Act) has unanimously (i) determined that (A) this Agreement and the terms of the Transactions are advisable, fair to and in the best interests of the Buyer and its shareholders and (B) the interests of the Buyer’s existing shareholders will not be diluted as a result of the Transactions, and (ii) approved, adopted and declared advisable this Agreement and the Transactions. This Agreement and the Transactions have been authorized by all necessary statutory trust action on the part of Buyer.
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(c)    This Agreement has been duly authorized, executed and delivered by Buyer and is the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, and each Ancillary Agreement has been duly authorized by Buyer and, upon execution and delivery by Buyer, will be a legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, in each case, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally, and any limitation imposed by general equity principles, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).
6.3    Consents. None of the execution and delivery of this Agreement or the Ancillary Agreements, the consummation of any of the transactions contemplated hereby or thereby, or compliance by Buyer with, or fulfillment by Seller of, the terms, conditions and provisions hereof or thereof will:
(a)    conflict with, result in a material breach of the terms, conditions or provisions of, or constitute a material default, an event of default or an event creating rights of acceleration, termination or cancellation or a loss of rights under, (i)  the Buyer Organizational Documents, (ii) any material agreement or material instrument to which Buyer is a party or by which Buyer is bound, (iii) any Court Order to which Buyer is a party or by which Buyer is bound or (iv) any Law applicable to Buyer, except to the extent such breach or default does not materially and adversely affect Buyer’s ability to acquire the Purchased Assets or perform the Assumed Obligations;
(b)    except for filings, if any, required under the HSR Act, and except as otherwise will be obtained, made or delivered prior to Closing (but subject to the transactions contemplated by the Participation Agreement), require the approval, consent, authorization or act of, or the making or giving by Buyer of any notice, declaration, filing, report or registration with, any Person in connection with the execution and delivery by Buyer of this Agreement or any Ancillary Agreement or the consummation of any of the transactions contemplated hereby or thereby; or
(c)    other than filings, if any, required under the HSR Act, require any Governmental Approval.
6.4    Governmental Permits. Buyer owns, holds or possesses all licenses, franchises, permits and other authorizations from Governmental Bodies which are necessary to entitle it to execute and perform this Agreement and to acquire and own the Purchased Assets and to perform the Assumed Obligations.
6.5    No Violation, Litigation or Regulatory Action. There are no actions, suits or proceedings pending or, to Buyer’s knowledge, threatened against Buyer which question the legality or propriety of the Transactions.
6.6    Buyer Information. None of the information supplied or to be supplied by the Buyer for inclusion or incorporation by reference in the Seller Proxy Statement will, at the date
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the Seller Proxy Statement, or any amendment or supplement thereto is first mailed, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by Buyer with respect to information supplied by Seller or its representatives for inclusion or incorporation by reference in the Seller Proxy Statement.
6.7    Sufficient Funds6.8    . At Closing, Buyer will have cash and other sources of immediately available funds sufficient to consummate the Transactions, including the payment of the Purchase Price and all fees and expenses payable by Buyer in connection with the Transactions.
6.8    No Broker. No agent, broker, finder, investment banker, financial advisor or other firm or Person is or shall be entitled, as a result of any action, agreement or commitment of Buyer or any of its Affiliates, to any broker’s, finder’s or financial advisor’s fee or commission in connection with any of the Transactions, except for any such fee or commission that will be paid by Buyer.
6.9    Status of Buyer. Buyer (i) is (or at Closing will be) a “sophisticated” investor and/or an “accredited” investor, as that term is defined in Rule 501 of Regulation D under the Securities Act, or a “qualified purchaser,” as defined in Section 2(a)(51) of the Investment Company Act, (ii) is an Eligible Institution, (iii) is able to bear the economic risk associated with the purchase of the Purchased Assets and the Assumed Obligations, (iv) has such knowledge and experience so as to be aware of the risks and uncertainties inherent in the purchase of rights and assumption of liabilities, including the Assumed Obligations, of the type contemplated in this Agreement, and (v) has independently and without reliance upon Seller, and based upon such information as Buyer has deemed appropriate, made its own analysis and decision to enter into this Agreement, except that Buyer has relied upon Seller’s express representations, warranties, covenants, agreements and indemnities in this Agreement. Without characterizing the Purchased Assets as a “security” within the meaning of the Securities Act or any other securities laws, Buyer is not purchasing the Purchased Assets with a view towards sale or distribution thereof in violation of the Securities Act.
ARTICLE 7

ADDITIONAL AGREEMENTS
7.1    Seller Covenants. During the period from the date hereof until the relevant Purchased Asset is transferred to Buyer (including through elevation under the Participation Agreement, as applicable), Seller will conduct its activities with respect to such Purchased Asset in the ordinary course of business consistent with past practice. Without limiting the generality of the foregoing, during the period from the date of this Agreement to the earlier of the Closing Date and the date of termination of this Agreement, without the prior written consent of Buyer (which shall not be unreasonably withheld or delayed), Seller shall not enter into or otherwise effectuate or permit:
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(a)    a modification, amendment or waiver of, or agreement to forbear the enforcement of, any of the terms, covenants or conditions of the Notes or any of the other Purchased Asset Governing Documents relating to such Purchased Assets;
(b)    the subordination or release of any security or Loan Collateral for such Purchased Loans (other than releases required under the applicable Loan Documents or the ordinary course release of funds from escrow or reserve accounts required by the applicable Loan Documents);
(c)    the sale or transfer of such Purchased Asset to any third party; or
(d)    agree to take, make any commitment to take, or adopt any resolutions of the Seller Board authorizing, any of the actions prohibited by this Section 7.1.
7.2    Regulatory Matters.
(a)    Notwithstanding the foregoing Section 7.1, Seller shall as promptly as reasonably practicable prepare and file with the SEC a preliminary proxy statement and, once finalized, a definitive proxy statement (collectively, the “Seller Proxy Statement”).
(b)    Seller shall (i) use its reasonable best efforts to promptly provide responses to the SEC with respect to any comments received on the Seller Proxy Statement by the SEC and any requests by the SEC for any amendment or supplement thereto or for additional information, and (ii) cause the Seller Proxy Statement to be promptly mailed to its respective shareholders after the date the SEC staff confirms that the SEC does not intend to review the applicable proxy statement or advises that it has no further comments thereon or that Seller may commence mailing the relevant proxy statement to its shareholders.
(c)    Each of Buyer and Seller shall use reasonable best efforts to furnish all information reasonably necessary for inclusion in the Seller Proxy Statement.
(d)    Prior to the Effective Time, (i) each Party hereto shall promptly notify each other Party upon becoming aware of any event or circumstance that is required to be described in an amendment to the Seller Proxy Statement, and (ii) Seller shall promptly notify Buyer after the receipt by it of any comments of the SEC with respect to the Seller Proxy Statement.
(e)    Subject to applicable Law, each of Buyer and Seller shall promptly advise the other upon receiving any communication from any Governmental Entity, the consent or approval of which is required for consummation of the Transactions, that causes such Party to believe that there is a reasonable likelihood that any Governmental Approval will not be obtained or that the receipt of any such approval may be materially delayed or conditioned.
7.3    Approvals. The Seller Board shall set a record date and hold a meeting of the Seller’s shareholders (the “Seller Shareholder Meeting”) at which the shareholders of the Seller duly entitled to vote thereat shall vote on this Agreement and the Transactions. Subject to
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Section 7.11, Seller shall use reasonable best efforts to obtain the Seller Shareholder Approval in respect of this Agreement and the Transactions, including by providing to the Seller’s shareholders the recommendation of the Seller Board that the shareholders of the Seller approve this Agreement and the Transactions (the “Seller Board Recommendation”) and including the Seller Board Recommendation in the Seller Proxy Statement.
7.4    Notices; Post-Closing Remittances; Correspondence; Further Assurances.
(a)    Promptly following Closing, Seller shall give notice to all Borrowers, issuers of equity and other necessary parties to the Purchased Asset Governing Documents, in form and substance reasonably acceptable to Buyer, notifying them of the sale of the relevant Purchased Asset to Buyer, and shall provide them with information regarding the account(s) to which all loan and other payments under the Purchased Asset Governing Documents shall be made following the Closing Date. Buyer agrees to cooperate with Seller in all respects in connection with the foregoing and shall promptly provide Seller with such information as it may require in connection with providing such notices.
(b)    Amounts paid in respect of the Purchased Assets and received by Seller following the Closing shall be received by Seller as agent, in trust for and on behalf of Buyer, and Seller shall promptly pay over such amounts to Buyer and shall provide Buyer information, to the extent known, as to the nature, source and classification of such payments, including any invoice relating thereto. All amounts in respect of assets of Seller not transferred to Buyer that are received by Buyer following the Closing shall be received by Buyer as agent, in trust for and on behalf of the relevant Seller, and Buyer shall promptly pay over such amounts to such Seller and shall provide Seller information relating thereto, to the extent known, as to the nature, source and classification of such payments, including any invoice relating thereto.
(c)    Following the Closing, to the extent that Seller receives (and Buyer or its representatives does not also receive) any mail (including electronic mail) or other correspondence or materials relating to Purchased Assets sold to Buyer at the Closing or the Assumed Obligations relating thereto (other than any internal mail, correspondence, or materials generated by Seller itself), Seller shall promptly forward such mail, correspondence, or other materials to Buyer.
(d)    Seller shall use commercially reasonable efforts to execute such other assignments, novations, transfer documents, instruments of further assurance (including without limitation, if and to the extent necessary, lost certificate affidavits and related indemnities), approvals and consents as are necessary or proper in order to complete, ensure and perfect the sale, transfer and conveyance of the Purchased Assets and the Assumed Obligations to Buyer and the consummation of the other Transactions contemplated hereby. Any other assignments, including without limitation additional assignments of lien instruments, transfer documents, instruments of further assurance, approvals and consents as may be desired by Buyer to complete, ensure and perfect the sale, transfer and conveyance of the Purchased Assets and the Assumed Obligations to Buyer and the consummation of the other Transactions contemplated hereby, shall be prepared by Buyer, at Buyer’s expense, and submitted to Seller for execution, if necessary, within one year after the Closing Date. Buyer shall be responsible for the preparation
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and filing of, and any costs associated with the preparation of, such additional assignments, and for any costs or filing fees associated with the recording of such additional assignments. In addition, without in any way limiting the foregoing, from and after the Closing, Seller shall, at the request of Buyer, cooperate with Buyer and take such steps as may be necessary to cure any deficiencies in the Purchased Asset Governing Documents.
7.5    Taxes.
(a)    Seller shall be liable for and shall pay all of its Taxes (whether assessed or unassessed) applicable to the Purchased Assets sold by it or the Assumed Obligations related thereto, in each case attributable to periods (or portions thereof) ending on or prior to the Closing Date, irrespective of when such Taxes are filed or paid. Buyer shall be liable for and shall pay all Taxes (whether assessed or unassessed) applicable to the Purchased Assets or the Assumed Obligations, in each case attributable to periods (or portions thereof) beginning after the Closing Date, irrespective of when such Taxes are filed or paid.
(b)    Seller shall pay all income, gains or similar Tax imposed on it relating to the Transactions.
(c)    Each Party shall provide reimbursement for any Tax which is the responsibility of such Party in accordance with the terms of this Section 7.3 and which is paid by any other Party. Within a reasonable time prior to the payment of any such Tax, the Party paying such Tax shall give notice to the other Party of the Tax payable and the portion which is the liability of the other Party, although failure to do so will not relieve the other Party from its liability hereunder.
(d)    Nothing herein shall be construed as obligating Seller or Buyer in any way to pay Taxes which are the liability of a Borrower or which shall be due with respect to any Loan Collateral.
7.6    Valuation. The value of each investment asset owned by Seller that is used in connection with the computations made by Seller pursuant to Section 3.1(b) will be determined in accordance with the valuation policies and procedures set forth in Seller's compliance policies and procedures approved by the Seller Board as of December 31, 2025 and, without the prior consent of Buyer, no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 3.1(b) for purposes of this Agreement, and the value of all assets owned by Seller will be determined in accordance with GAAP. All valuations made by third-party valuation agents for such purposes will be made only by valuation agents that have been approved by the Seller Board as of or prior to the date hereof. The fair value of any portfolio securities for which fair value determinations were made by the Seller Board for purposes of such computations were or will be determined by the Seller Board in good faith in accordance with the valuation methods set forth in Seller’s valuation policies and procedures adopted by the Seller Board as of December 31, 2025. Promptly following Closing the Parties shall work together in good faith to prepare all necessary allocations of the Purchase Price to the Purchased Assets for Tax purposes in accordance with applicable Law.
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7.7    Treatment of Transfer; Backup Grant of Security Interest.
(a)    Each Party hereto (i) agrees that each sale, transfer and assignment of a Purchased Asset hereunder (excluding, for the avoidance of doubt, any Purchased Asset subject to the Participation Agreement, which shall be governed by the terms thereof) shall be a sale for all relevant purposes, and (ii) intends, and has as its business objective, that (x) each sale, transfer and assignment of a Purchased Asset be an absolute transfer and not be a transfer as security for a loan, (y) each sale, transfer and assignment of a Purchased Asset as contemplated by this Agreement constitutes an absolute conveyance, transfer and assignment of such Purchased Asset, including all beneficial and economic interests in such Purchased Asset from Seller to the Buyer, such that such Purchased Asset (including beneficial interest in any related collateral) shall not be part of the relevant Seller’s estate, as determined pursuant to 11 U.S.C. Section 541(d) of the United States Bankruptcy Code, in the event of the filing of a bankruptcy petition by or against the relevant Seller under any bankruptcy law and (z) Seller shall have no right hereunder to reacquire any such Purchased Asset and Buyer shall be entitled to dispose of any such Purchased Asset in its discretion and shall have no duty or obligation to account to the Seller in respect thereof nor any recourse to the Seller in connection with any such disposition. The relationship between Seller and Buyer shall be that of seller and buyer. Neither is a trustee or agent for the other, nor does either have any fiduciary obligations to the other. This Agreement shall not be construed to create a partnership or joint venture between the Parties.
(b)    If, notwithstanding such intention, any sale, transfer and assignment of a Purchased Asset hereunder is characterized by a court of competent jurisdiction as a transfer as security for a loan rather than a sale, or any sale, transfer and assignment of a Purchased Asset hereunder shall for any reason be ineffective to transfer to the Buyer all of Seller’s right, title and interest in any Purchased Asset (including the collections thereon), then, subject at all times to applicable Law, Seller shall be deemed to have granted to the Buyer, and Seller hereby grants to the Buyer, effective as of the Effective Time, a security interest in and lien on all of Seller’s right, title and interest in and to such Purchased Asset (including the collections thereon), whether now existing or hereafter acquired, in order to secure such loan and all other obligations of Seller hereunder. Seller, by execution and delivery of this Agreement, authorizes the Buyer to file, on or after the Closing Date, UCC financing statements naming the Seller as “debtor” and the Buyer (or its successors and assigns) as “secured party” in each jurisdiction that the Buyer deems necessary in order to perfect or protect its security interest in any such Purchased Asset (including the collections thereon).
(c)    For so long as the Buyer owns any Purchased Asset, the Buyer shall record in the Buyer’s books and records the fact that the Buyer is the owner of such Purchased Asset, effective as of the Effective Time. After the Closing Date, Seller shall record in its books and records the fact that Seller is no longer the beneficial or record owner of such Purchased Asset, effective as of the Effective Time.
(d)    Subject at all times to applicable Law, the Buyer shall reimburse Seller for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, and disbursements, including legal fees, which may be incurred or made by Seller in
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connection with any action which may be taken by Seller at the request of Buyer to collect the principal of, interest on, or distributions with respect to, any Purchased Asset or for the preservation or enforcement of any rights conferred by any credit documentation in respect of a Purchased Asset for which Seller is not reimbursed at any time by or on behalf of any obligor under such credit documentation. In no event will any Party hereto have any liability or obligation to any other Party hereto for any indirect, special, consequential, exemplary or punitive damages in respect of any claim hereunder.
7.8    Tail Insurance. Prior to Closing, Seller shall obtain and fully pay the premium for a “tail” insurance policy for the extension of Seller’s existing directors and officers liability insurance (the “Current D&O Insurance”) in place as of the date of this Agreement for a period of six years from and after the Effective Time with coverage and amounts not less than the current coverage and with terms and conditions that are otherwise not materially less advantageous to the insureds as provided in the Current D&O Insurance.
7.9    Seller Dissolution and Liquidation. As soon as reasonably practicable following Closing, Seller shall, in accordance with applicable Law, (a) cease its investment operations (except as necessary to carry out its obligations under the Participation Agreement, if applicable), (b) distribute the Purchase Price and all of its remaining assets (in each case net of any necessary or appropriate reserves) to its shareholders, (c) shall take such steps as may be necessary to terminate its status as a BDC and its reporting obligations with the SEC, (d) file any required Tax returns or other filings, and (e) otherwise take such steps as may be necessary to complete the dissolution and liquidation of Seller.
7.10    No Solicitation.
(a)    Seller shall, and shall cause its Affiliates, and its and each of their respective officers, directors, trustees, managers, employees, consultants, financial advisors, attorneys, accountants and other advisors, representatives and agents (collectively, “Representatives”) to, immediately cease and cause to be terminated any discussions or negotiations with any Person that may be ongoing with respect to, or that are intended to or could reasonably be expected to lead to, a Takeover Proposal, and demand the immediate return or destruction (which destruction shall be certified in writing to Seller) of all confidential information previously furnished to any Person (other than the Buyer or its Affiliates or Representatives) with respect to any Takeover Proposal. Prior to the Effective Time, subject to Section 7.11, Seller shall not, and shall cause its Affiliates its and their respective Representatives not to: (i) directly or indirectly solicit, initiate, induce, encourage or take any other action (including by providing information) designed to, or which could reasonably be expected to, facilitate any inquiries or the making or submission or implementation of any proposal or offer (including any proposal or offer to its members) with respect to any Takeover Proposal; (ii) approve, publicly endorse or recommend or enter into any agreement, arrangement, discussions or understandings with respect to any Takeover Proposal (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) or enter into any contract or understanding (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) requiring it to abandon, terminate
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or fail to consummate, or that is intended to or that could reasonably be expected to result in the abandonment of, termination of or failure to consummate, the Transactions; (iii) initiate or participate in any way in any negotiations or discussions regarding, or furnish or disclose to any Person (other than Buyer or its Affiliates or Representatives) any information with respect to, or take any other action to facilitate or in furtherance of any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any Takeover Proposal; (iv) publicly propose or publicly announce an intention to take any of the foregoing actions; or (v) grant any (x) approval pursuant to any takeover statute to any Person (other than Buyer or its Affiliates) or with respect to any transaction (other than the Transactions) or (y) unless required by the applicable standard of conduct, waiver or release under any standstill or similar agreement of any third party with respect to equity securities of Seller; provided, however, that notwithstanding the foregoing, Seller (A) may inform Persons of the provisions contained in this Section 7.10, and (B) shall be permitted to grant a waiver of, or terminate, any standstill or similar agreement of any third party with respect to equity securities of Seller, in order to allow such third party to confidentially submit a Takeover Proposal.
(b)    Seller shall as promptly as reasonably practicable (and in any event within twenty-four (24) hours after receipt) (i) notify Buyer in writing of any request for information or any Takeover Proposal and the terms and conditions of such request, Takeover Proposal or inquiry (including the identity of the Person (or group of Persons) making such request, Takeover Proposal or inquiry) and (ii) provide to Buyer copies of any written materials received by Seller or its respective Affiliates or Representatives in connection with any of the foregoing, and the identity of the Person (or group of Persons) making any such request, Takeover Proposal or inquiry or with whom any discussions or negotiations are taking place. Seller agrees that it shall keep Buyer informed on a reasonably current basis (and in any event within twenty-four (24) hours after receipt) of the status and the material terms and conditions (including amendments or proposed amendments) of any such request, Takeover Proposal or inquiry and keep Buyer informed on a reasonably current basis of any information requested of or provided by Seller and as to the status of all discussions or negotiations with respect to any such request, Takeover Proposal or inquiry.
7.11    Seller Takeover Proposals.
(a)    If on or after the date of this Agreement and at any time prior to the receipt of Seller Shareholder Approval: (i) Seller receives an unsolicited bona fide Takeover Proposal (under circumstances in which Seller has complied in all material respects with the provisions of Sections 7.10(a) and (b)) and (ii) the Seller Board, including a majority of the trustees of Seller Board who are not “interested persons” of Seller, as defined in the Investment Company Act, shall have determined in good faith, after consultation with its outside legal counsel, that (x) failure to consider such Takeover Proposal would be a breach of the trustees’ fiduciary duties under applicable Law and (y) such Takeover Proposal constitutes or is reasonably likely to result in a Superior Proposal, then, subject to compliance with this Section 7.11(a), Seller may engage in negotiations or discussions with such Person who has made the unsolicited bona fide Takeover Proposal and provide information in response to a request therefor by a Person who has made such Takeover Proposal if Seller (A) receives from such Person an executed confidentiality
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agreement with customary terms (but need not contain any standstill provisions) and (B) provides Buyer a copy of all such information that has not previously been delivered to Buyer simultaneously with delivery to such Person (or such Person's Representatives or Affiliates). If on or after the date of this Agreement and at any time prior to the receipt of Seller Shareholder Approval, the Seller Board, including a majority of the trustees of the Seller Board who are not “interested persons” of Seller, as defined in the Investment Company Act, shall have determined, after consultation with its outside legal counsel and after compliance with its obligations under this Section 7.11(a) and Section 7.11(b), that continued recommendation of the approval of the Transactions to the Seller Shareholders would be a breach of the trustees’ fiduciary duties under applicable Law as a result of a Seller Superior Proposal, Seller may (A) withdraw or qualify (or modify or amend in a manner adverse to Buyer), or publicly propose to withdraw or qualify (or modify or amend in a manner adverse to Buyer), the approval, adoption, recommendation or declaration of advisability by Seller Board of the Transactions, including Seller Board Recommendation, and/or (B) fail to include Seller Board Recommendation in the Seller Proxy Statement (any action described in clause (A) and (B) referred to as a “Seller Adverse Recommendation Change”).
(b)    Upon any determination that a Takeover Proposal constitutes a Seller Superior Proposal, Seller shall promptly provide (and in any event within twenty-four (24) hours of such determination) to Buyer a written notice (a “Notice of a Seller Superior Proposal”) (i) advising Buyer that Seller Board has received a Seller Superior Proposal, (ii) specifying in reasonable detail the material terms and conditions of such Seller Superior Proposal and any amendment thereof, including the amount per share or other consideration that the Seller Shareholders or Seller will receive in connection with Seller Superior Proposal and including a copy of all written materials provided to or by Seller in connection with such Seller Superior Proposal (unless previously provided to Buyer), and (iii) identifying the Person making such Seller Superior Proposal. Seller shall cooperate and negotiate in good faith with Buyer (to the extent Buyer desires to negotiate) during the five (5) calendar day period following Buyer's receipt of the Notice of a Seller Superior Proposal (it being understood that any amendment to the financial terms or any other material term of such Seller Superior Proposal shall require a new notice and a new two (2) calendar day period) to make such adjustments in the terms and conditions of this Agreement such that such Seller Superior Proposal would cease to constitute a Seller Superior Proposal and proceed with the Seller Board Recommendation without a Seller Adverse Recommendation Change. If thereafter Seller Board, including a majority of the trustees of Seller Board who are not “interested persons” of Seller, as defined in the Investment Company Act, determines, in its reasonable good faith judgment after consultation with its outside legal counsel and after giving effect to any proposed adjustments to the terms of this Agreement that such Seller Superior Proposal remains a Seller Superior Proposal and that the failure to make such Seller Adverse Recommendation Change would be a breach of the trustees’ fiduciary duties under applicable Law, and Seller has complied in all material respects with Section 7.11(a) above and this Section 7.11(b), Seller may effectuate a Seller Adverse Recommendation Change and/or terminate this Agreement pursuant to Section 10.1(e).
(c)    Other than as permitted by Section 7.11(a) or (b), neither Seller nor Seller Board shall make any Seller Adverse Recommendation Change or terminate this Agreement
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pursuant to Section 10.1(e). Notwithstanding anything herein to the contrary, no Seller Adverse Recommendation Change shall change the approval of Transactions or any other approval of Seller Board, including in any respect that would have the effect of causing any takeover statute or other similar statute to be applicable to the Transactions.
(d)    Nothing contained in this Agreement shall be deemed to prohibit Seller from (i) complying with its disclosure obligations under applicable U.S. federal or state Law with regard to any Takeover Proposal or (ii) making any disclosure to Seller Shareholders if, after consultation with its outside legal counsel, Seller determines that such disclosure would be required under applicable Law; provided, however, that any such disclosures (other than a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) under the Exchange Act) shall be deemed to be a Seller Adverse Recommendation Change unless Seller Board expressly publicly reaffirms the Seller Board Recommendation (A) in such communication or (B) within three (3) Business Days after being requested in writing to do so by Buyer.
ARTICLE 8

CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER
The obligations of Buyer to consummate the Transactions contemplated hereby on the Closing Date shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions, any or all of which may, to the extent legally permissible, be waived in Buyer’s sole discretion:
8.1    Accuracy of Representations and Warranties. Each Seller Fundamental Representation shall be true and correct in all respects on the Closing Date; each of the other representations and warranties of Seller contained or referred to in this Agreement shall be true and correct in all material respects on the Closing Date (except for representations and warranties expressly stated to relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), except to the extent that such representations and warranties are qualified by materiality, in which case such representations and warranties shall be true and correct in all respects as of the Closing Date (except for representations and warranties expressly stated to relate to a specific date, in which case such representation and warranties shall be true and correct as of such earlier date).
8.2    No Restraint or Litigation. No action, suit, claim, investigation or proceeding shall have been instituted to restrain or prohibit or otherwise challenge the legality or validity of the Transactions contemplated hereby.
8.3    Consents. Subject to Section 2.4, all Consents required to have been obtained in connection with the sale of the Purchased Assets shall have been obtained and not revoked or rescinded.
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8.4    Obligations Performed. Seller shall have performed and complied in all material respects with all of the obligations and agreements required by this Agreement to be performed or complied with by it prior to or on the Closing Date.
8.5    Net Asset Value Determination. The determination of the Closing Seller Net Asset Value and related calculations shall have been completed in accordance with Section 3.1(b).
8.6    Seller Shareholder Approval. The Seller Shareholder Approval shall have been obtained in accordance with the Seller Organizational Documents and applicable Law.
8.7    Delivery of Closing Documents. Seller shall have delivered to Buyer each relevant document to be delivered pursuant to Section 4.3, together with such other documents and instruments as may be reasonably necessary or appropriate to consummate the Transactions.
ARTICLE 9

CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER
The obligations of Seller to consummate the Transactions contemplated hereby on the Closing Date shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions any or all of which may, to the extent legally permissible, be waived in Seller’s sole discretion:
9.1    Accuracy of Representations and Warranties. Each Buyer Fundamental Representation shall be true and correct in all respects on the Closing Date; each of the other representations and warranties of Buyer contained or referred to in this Agreement shall be true and correct in all material respects on the Closing Date (except for representations and warranties expressly stated to relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), except to the extent that such representations and warranties are qualified by materiality, in which case such representations and warranties shall be true and correct in all respects as of the Closing Date (except for representations and warranties expressly stated to relate to a specific date, in which case such representation and warranties shall be true and correct as of such earlier date).
9.2    No Restraint or Litigation. No action, suit, claim, investigation or proceeding shall have been instituted to restrain or prohibit or otherwise challenge the legality or validity of the Transactions contemplated hereby.
9.3    Consents. Subject to Section 2.4, all Consents required to have been obtained in connection with the sale of the Purchased Assets shall have been obtained and not revoked or rescinded.
9.4    Obligations Performed. Buyer shall have performed and complied in all material respects with all of the obligations and agreements required by this Agreement to be performed or complied with by it prior to or on the Closing Date.
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9.5    Net Asset Value Determination. The determination of the Closing Seller Net Asset Value and related calculations shall have been completed in accordance with Section 3.1(b).
9.6    Seller Shareholder Approval. The Seller Shareholder Approval shall have been obtained in accordance with the Seller Organizational Documents and applicable Law.
9.7    Delivery of Closing Documents. Buyer shall have delivered to Seller each relevant document to be delivered pursuant to Section 4.2, together with such other documents and instruments as may be reasonably necessary or appropriate to consummate the Transactions.
ARTICLE 10

TERMINATION
10.1    Termination. This Agreement may be terminated, and the Transactions contemplated hereby may be abandoned, at any time prior to the Closing:
(a)    by mutual written agreement of Seller and Buyer;
(b)    by Seller or Buyer after the Outside Date, by written notice to the other Party, if the Closing has not occurred for any reason other than a breach of this Agreement by the terminating Party;
(c)    by Seller or Buyer if any court of competent jurisdiction or any Governmental Body shall have issued an order or taken any other final action restraining, enjoining or otherwise prohibiting the consummation of the Transactions and such order or other action is or shall have become final and nonappealable; provided, however, that the Party seeking to terminate this Agreement pursuant to this Section 10.1(c) shall have used reasonable efforts to prevent the entry of and to remove such order or other final action;
(d)    by Buyer, if (i) there has been a material breach by Seller of any of its representations, warranties, covenants or agreements contained in this Agreement which (A) would result in a failure of a condition set forth in Article 8, and (B) cannot be cured prior to the Outside Date; or (ii) prior to obtaining Seller Shareholder Approval, (A) a Seller Adverse Recommendation Change shall have occurred, (B) a Takeover Proposal is publicly announced and Seller fails to issue, within ten (10) Business Days after such Takeover Proposal is announced, a press release that reaffirms the Seller Board Recommendation or (C) a tender or exchange offer relating to any Seller Shares shall have been commenced by a third party and the Seller shall not have sent to its members, within ten (10) Business Days after the commencement of such tender or exchange offer, a statement disclosing that the Seller Board recommends rejection of such tender or exchange offer.
(e)    by Seller, if (i) there has been a material breach by Buyer of any of its representations, warranties, covenants or agreements contained in this Agreement which (A) would result in a failure of a condition set forth in Article 9, and (B) cannot be cured prior to the
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Outside Date, or (ii) at any time prior to the time the Seller Shareholder Approval is obtained, (A) Seller is not in material breach of any of the terms of this Agreement and (B) the Seller Board, including a majority of the trustees of the Seller Board who are not “interested persons” of Seller, as defined in the Investment Company Act, authorizes the Seller, subject to complying with the terms of this Agreement (including Section 7.11(b)), to enter into, and Seller enters into, a definitive agreement with respect to a Seller Superior Proposal.
10.2    Procedure and Effect of Termination. In the event of the termination of this Agreement and the abandonment of the Transactions contemplated hereby pursuant to Section 10.1 hereof, this Agreement shall become void and there shall be no liability on the part of any Party hereto except (a) this Section 10.2 and Article 11 hereof shall survive any such termination of this Agreement and (b) nothing herein shall relieve any Party from liability for breach of this Agreement prior to termination.
ARTICLE 11

GENERAL PROVISIONS
11.1    No Partnership. Nothing herein shall be construed as creating a partnership, joint venture or agency relationship between Buyer and Seller.
11.2    No Public Announcement. No Party hereto, without the approval of the other Party hereto, shall make any press release or other general public announcement concerning the Transactions, except as and to the extent that any such Party shall be so obligated by law, in which case the other Party shall be advised and the Parties shall use their respective commercially reasonable efforts to cause a mutually agreeable release or announcement to be issued; provided, however, that the foregoing shall not preclude communications or disclosures to employees and as necessary to implement the provisions of this Agreement or to comply with accounting and SEC disclosure obligations or the rules and regulations of any applicable securities exchange. Before any public announcement is made with respect to this Agreement or the Transactions, to the extent practicable, each Party will use its commercially reasonable efforts to first provide the other Party with the content of all proposed disclosure and the basis for such disclosure. The Parties agree to cooperate, from time to time, in connection with the preparation and release of press releases, analyst reports and the like.
11.3    Notices. All notices required under this Agreement shall be in writing and shall be given upon: (a) personal delivery (including delivery by overnight courier) of the written notice; (b) sending the message by a telecopy or facsimile machine to the other Party’s telecopy or facsimile machine, provided the sending machine automatically prints a message confirming that the message was received, and a copy thereof is forthwith mailed or sent by personal delivery to the addressee; (c) when sent by electronic mail (with hard copy to follow) during a Business Day (or on the next Business Day if sent after the close of normal business hours or on any non-Business Day); or (d) if sent via United States mail, the third day following mailing, certified mail, return receipt requested, postage prepaid and appropriately addressed. Such addresses shall be:
30

If to Seller:

Nuveen Churchill BDC V
c/o Churchill Asset Management LLC
375 Park Avenue, 9th Floor
New York, NY 10152
Attention: Shai Vichness
Email: Shai.Vichness@churchillam.com

If to Buyer:

Nuveen Churchill Private Capital Income Fund
c/o Churchill Asset Management LLC
375 Park Avenue, 9th Floor
New York, NY 10152
Attention: Shai Vichness
Email: Shai.Vichness@churchillam.com

or to such other address, telephone number or facsimile number as either Party may notify to the other Party in accordance with the terms hereof from time to time. Any communications hereunder shall be effective upon receipt.

11.4    Successors and Assigns. This Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the Parties. Except as it relates to Seller, nothing expressed or referred to in this Agreement will be construed to give any Person other than the Parties to this Agreement any legal or equitable right, remedy or claim under or with respect to this Agreement or any provisions of this Agreement, and this Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the Parties to this Agreement and their respective permitted successors and assigns; provided, however, that (a) Seller, and (b) the administrative agent and the collateral agent under each of the Buyer’s (or its subsidiary’s) credit facilities, as agents for the secured parties thereunder, shall each be a third party beneficiary of this Agreement. Neither Party may assign its rights and/or obligations under this Agreement without the prior written consent of the other Party.
11.5    Access to Records After The Closing.
(a)    Buyer agrees that, subject to applicable Law, on and after the Closing Date, it will permit Seller and its representatives (at Seller’s sole cost and expense), during normal business hours and on reasonable prior notice and without unreasonably interfering with the business of Buyer, to have access to and to examine and take copies of any materials relating to the Purchased Assets in the possession of Buyer and not already in the possession of or available to Seller in the event that Seller or an Affiliate of Seller is named as party in, or is threatened with, any litigation or similar proceeding in connection with any Purchased Assets or to the extent that Seller may require such access in connection with any Tax, regulatory, accounting, corporate or similar matter relating to any Purchased Asset or its transfer hereunder.
31

(b)    Seller agrees that, subject to applicable Law, on and after the Closing Date, it will permit Buyer and its representatives (at Buyer’s sole cost and expense), during normal business hours and on reasonable prior notice and without unreasonably interfering with the business of Seller or its representative, to have access to and to examine and make copies of documents in the possession of Seller and not already in the possession of or available to Buyer in the event that such Buyer or an Affiliate of Buyer is named as party in, or is threatened with, any litigation or similar proceeding in connection with any Purchased Assets or to the extent that Buyer may require such access in connection with any Tax, regulatory, accounting, corporate or similar matter relating to any Purchased Asset or its transfer hereunder.
11.6    Entire Agreement; Exhibits and Schedules; Amendments. This Agreement, the Ancillary Agreements and the Exhibits and Schedules referred to herein contain the entire understanding and agreement of the Parties hereto with regard to the subject matter contained herein or therein, and supersede all prior agreements, inducements, understandings, disclosures, correspondence, offering memoranda or letters of intent between or among any of the Parties hereto, whether expressed or implied, oral or written, regarding the same subject matter. Each of the Exhibits and Schedules attached hereto are incorporated into this Agreement and by this reference made a part hereof. This Agreement shall not be amended, modified or supplemented except by a written instrument signed by an authorized representative of each of the Parties hereto.
11.7    Interpretation. Article titles and section headings are for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. The Exhibits and Schedules referred to herein shall be construed with and as an integral part of this Agreement to the same extent as if they were set forth verbatim herein. Disclosure of any fact or item in any Schedule hereto referenced by a particular section in this Agreement shall be deemed to have been disclosed with regard to every other section in this Agreement to the extent the relevance of such disclosure to each other section is readily apparent on its face. The specification of any dollar amount in the representations and warranties contained in this Agreement or the inclusion of any specific item in any Exhibit or Schedule hereto is not intended to imply that such amounts, or higher or lower amounts, or the items so included or other amounts, are or are not material, and neither Party shall use the fact of the setting of such amounts or the inclusion of any such item in any dispute or controversy between the Parties as to whether any obligation, item or matter not described herein or included in an Schedule is or is not material for purposes of this Agreement.
11.8    Waivers. To the extent permitted by applicable Law, any term or provision of this Agreement may be waived, or the time for its performance may be extended, by the Party or Parties entitled to the benefit thereof. Any such waiver shall be validly and sufficiently authorized for purposes of this Agreement if, as to any Party, it is authorized in writing by an authorized representative of such Party. The failure of any Party hereto to enforce at any time any provisions of this Agreement shall not be construed to be a waiver of such provisions, nor in any way to affect the validity of this Agreement or any part hereof or the right of any Party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.
32

11.9    Expenses. The costs and expenses incident to its negotiation and preparation of this Agreement and to performance and compliance with all agreements and conditions contained herein on its part to be performed or complied with, including fees, expenses and disbursements of its counsel and accountants, any required filing fees, and all assignment fees in respect of the assignment and transfer of the Purchased Assets and Assumed Obligations to Buyer, whether before or after the Closing, shall be split equally between Seller and Buyer, with each party bearing fifty percent (50%) of such amounts.
11.10    Partial Invalidity. Wherever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable Law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provisions shall be ineffective to the extent, but only to the extent, of such invalid, illegal or unenforceable provisions or other provisions hereof.
11.11    Execution in Counterparts. This Agreement may be executed in one or more counterparts, including facsimiles thereof and through electronic transmission, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by each of the Parties hereto and delivered to Seller and Buyer.
11.12    Further Assurances. The Parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents (including without limitation, if and to the extent necessary, any required lost certificate affidavit and related indemnity) and (c) to do such other acts and things, all as the other Party may reasonably request, for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement, including, but not limited to, assignments of filed UCC financing statements and other documents of record.
11.13    Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to the conflicts of law provisions thereof, except to the extent governed by the Investment Company Act, in which case the Investment Company Act shall control.
11.14    Jurisdiction; Service of Process; Waiver of Jury Trial.
(a)    Each of Seller and Buyer hereby consents to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or if jurisdiction over the matter is vested exclusively in federal courts, the federal courts in the State of Delaware and the appellate courts to which orders and judgments therefore may be appealed in any proceeding or dispute relating in any way to this Agreement or the transactions contemplated hereby, and agrees that any such proceeding shall be brought by it solely in any such court. Each of Seller and Buyer irrevocably waives all claims, objections and defenses that it may have regarding such court’s personal or subject matter jurisdiction, venue or inconvenient forum. Each of Seller and Buyer hereby waives personal service of the summons, complaint and other process issued in any such action or proceeding and agrees that service of such summons, complaint and other process may be made by registered or certified mail addressed to the other Party at the address set forth in this
33

Agreement, and that service so made shall be deemed completed upon the earlier of such Party’s actual receipt thereof or three (3) days after deposit in the United States mails, proper postage prepaid.
(b)    EACH PARTY HERETO HEREBY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY CONCERNED WITH THIS AGREEMENT OR ANY OF THE AGREEMENTS, INSTRUMENTS OR DOCUMENTS CONTEMPLATED HEREBY. NO PARTY HERETO, NOR ANY ASSIGNEE OR SUCCESSOR OF ANY PARTY HERETO, SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR OTHER LITIGATION PROCEDURE BASED UPON OR ARISING OUT OF, THIS AGREEMENT OR ANY OF THE AGREEMENTS, INSTRUMENTS OR DOCUMENTS CONTEMPLATED HEREBY. NO PARTY HERETO WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.
11.15    Resolution of Conflicts. In the event of any inconsistency or conflict between the terms and provisions of this Agreement and the terms and provisions of any document executed by the Parties hereto in connection with this Agreement (including, without limitation, the terms and provisions of any Assignment and Assumption Agreement), the terms and provisions of this Agreement shall control.
11.16    Section Titles. Section titles and headings used in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not part of the agreement between the Parties hereto.
34

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first above written.
BUYER:

Nuveen Churchill Private Capital Income Fund
By: Churchill PCIF Advisor LLC, as agent
By:    /s/ John D. McCally
Name: John D. McCally
Title: Senior Managing Director and General Counsel
SELLER:

Nuveen Churchill BDC V
By: Churchill Asset Management LLC, as agent
By:    /s/ John D. McCally
Name: John D. McCally
Title: Senior Managing Director and General Counsel

35

EXHIBIT A
PURCHASED ASSET SCHEDULE

[attached]

36

Obligor Name	Asset Name	Asset Type	Commited PAR	Outstanding PAR
360 Holdco, Inc.	Term Loan	Loan	1,920,334	1,920,334
AB Centers Acquisition Corporation	Initial Term Loan	Loan	320,405	320,405
AB Centers Acquisition Corporation	Third Amendment Term Loan	Loan	2,352,738	2,352,738
AIM Acquisition, LLC	Fourth Amendment Term Loan	Loan	3,235,303	3,235,303
AIM Acquisition, LLC	Initial Term Loan	Loan	11,193,854	11,193,854
All4 Buyer, LLC	Initial Term Loan	Loan	2,003,266	2,003,266
Alta Buyer, LLC	2026 Refinancing Term Loan	Loan	8,879,387	8,879,387
Alta Buyer, LLC	2026 Revolving Loan	Loan	1,120,613	-
American Louver Company, LLC	First Amendment Term Loan	Loan	2,221,152	2,221,152
American Louver Company, LLC	Initial Term Loan A	Loan	3,883,507	3,883,507
Aprio Advisory Group, LLC	2025-2 Incremental Delayed Draw Term Loan	Loan	4,965,748	-
Aprio Advisory Group, LLC	Revolving Loan	Loan	453,030	211,414
ARC Health OPCO, LLC	Delayed TL	Loan	3,333,333	-
ARC Health OPCO, LLC	TL	Loan	6,826,875	6,826,875
Archer Acquisition, LLC	Initial Term Loan	Loan	3,970,736	3,970,736
Arctiq, Inc.	Delayed Draw Term Loan	Loan	1,236,004	-
Arctiq, Inc.	Term Loan	Loan	8,163,742	8,163,742
Astra Service Partners, LLC	DDTL	Loan	1,129,577	835,887
Astra Service Partners, LLC	Term Loan	Loan	3,433,914	3,433,914
Athlete Buyer, LLC	Delayed Draw Loan	Loan	531,127	531,127
Athlete Buyer, LLC	First Amendment Delayed Draw Term Loan	Loan	11,974,733	11,974,733
Athlete Buyer, LLC	Initial Loan	Loan	531,127	531,127
ATL GSE Holdings, LP	Class A Units	Equity	126	125,584
BCM One, Inc.	Delayed Draw Term Loan	Loan	3,956,909	3,956,909
BCM One, Inc.	Initial Term Loan	Loan	12,487,912	12,487,912
Bluebird PM Buyer, Inc.	Initial Term Loan	Loan	3,934,164	3,934,164
Boardwalk Buyer LLC	Initial Term Loan	Loan	19,844,560	19,844,560
Bounteous, Inc.	2021 DDTL Loan	Loan	338,918	338,918
Bounteous, Inc.	2021 Incremental Term Loan	Loan	3,720,270	3,720,271
Bounteous, Inc.	Initial DDTL Loan	Loan	4,116,839	4,116,839
Bounteous, Inc.	Initial Term Loan	Loan	7,954,224	7,954,224
Bradford Soap International, Inc.	Delayed Draw Term Loan	Loan	1,005,484	-
Bradford Soap International, Inc.	Initial Term Loan	Loan	3,008,912	3,008,912
Bridges Consumer Healthcare Intermediate LLC	Initial Term Loan	Loan	2,682,888	2,682,888
Bullhorn, Inc.	Amendment No. 1 Term Loan	Loan	17,763,838	17,763,838
Caldwell & Gregory LLC	Initial Term Loan	Loan	6,730,394	6,730,394
Calienger Acquisition, L.L.C.	Closing Date Term Loan	Loan	2,289,661	2,289,661
Canopy Service Partners, LLC	Closing Date Delayed Draw Term Loan	Loan	2,159,015	151,131
Canopy Service Partners, LLC	Initial Term Loan	Loan	2,550,876	2,550,876
Certus NDT Group Buyer, LLC	Term Loan	Loan	417,000	417,000
Certus NDT Group Holdings, LLC	Class A Units	Equity	51	51,000
Chroma Color Corporation	Delayed Draw Term Loan	Loan	1,242,881	1,242,881
Chroma Color Corporation	Initial Term Loan	Loan	2,653,366	2,653,366
Clean Solutions Buyer, Inc.	Initial Term Loan	Loan	11,206,387	11,206,387
CLS Management Services, LLC	Amendment No. 2 Delayed Draw Term Loan	Loan	2,242,178	-
CLS Management Services, LLC	Delayed Draw Term Loan	Loan	1,686,645	1,686,645
CLS Management Services, LLC	Initial Term Loan	Loan	1,714,195	1,714,195
Cohen & Co Advisory, LLC	Term B Loan	Loan	4,720,609	4,720,609
Commercial Bakeries Corp.	Initial Term Loan	Loan	5,237,740	5,237,740
Commercial Bakeries Corp.	Third Amendment Incremental Term Loan	Loan	3,491,228	3,491,228
Compex Legal Services, Inc.	Initial Term Loan	Loan	3,682,614	3,682,614
Concord FG Holdings LP (E78)	Class A Common Units	Equity	895	536,893
Conversion Holdings, L.P. (Ivex)	Class A Units	Equity	171,030	220,629
CPL Consultants, LLC	Closing Date Term Loan	Loan	596,230	596,230
CPL Consultants, LLC	Delayed Draw Term Loan	Loan	1,907,936	23,849
Crimson FLS TopCo, L.P.	Class A Units	Equity	20,000	2,000,000
Davidson Hotel Company LLC	Initial Term Loan	Loan	1,250,000	1,250,000
DRS Holdings III, Inc.	2025 Term Loan	Loan	2,004,660	2,004,660
Element 78 Partners, LLC	Delayed Draw Term Loan	Loan	5,015,767	5,015,767
Element 78 Partners, LLC	Initial Term Loan	Loan	9,320,217	9,320,217

Obligor Name	Asset Name	Asset Type	Commited PAR	Outstanding PAR
Empower Brands Franchising, LLC	2021-12 Incremental Term Loan	Loan	7,147,700	7,147,700
Empower Brands Franchising, LLC	2023-04 Incremental Term Loan	Loan	12,698,381	12,698,381
Env Automation Acquisition,LLC	Delayed Draw Term Loan	Loan	2,051,646	314,586
Env Automation Acquisition,LLC	Initial Term Loan	Loan	4,240,068	4,240,068
Environ Energy, LLC	Delayed Draw Term Loan	Loan	2,684,237	429,478
Environ Energy, LLC	Term A Loan	Loan	4,551,795	4,551,795
ERA Industries, LLC	Delayed Draw Term Loan	Loan	883,010	883,010
ERA Industries, LLC	First Amendment Term Loan	Loan	695,698	695,698
ERA Industries, LLC	Initial Term Loan	Loan	1,541,356	1,541,356
EVDR Purchaser, Inc.	2025 Incremental Term Loan	Loan	5,881,020	5,881,020
Excel Fitness Consolidator LLC	2025 Repricing Term Loan	Loan	3,771,959	3,771,959
Exterro, Inc.	Second Amendment Term Loan	Loan	20,000,000	20,000,000
Eyesouth Eye Care Holdco LLC	Delayed Draw Term Loan (First Lien)	Loan	1,686,914	1,686,914
Eyesouth Eye Care Holdco LLC	Initial Term Loan (First Lien)	Loan	14,342	14,342
FH DMI Buyer, Inc.	Initial Term Loan	Loan	1,652,099	1,652,099
FoodScience, LLC	Term B Loan	Loan	4,914,201	4,914,201
Force Electrical Buyerco, LLC	Delayed Draw Term Loan	Loan	4,606,309	350,079
Force Electrical Buyerco, LLC	Term Loan	Loan	2,702,368	2,702,368
Frozen Garlic Bread Holdings Inc.	Delayed Draw Term Loan	Loan	1,434,957	-
Frozen Garlic Bread Holdings Inc.	Initial Term Loan	Loan	7,461,777	7,461,777
Frozen Garlic Bread Holdings Inc.	Revolving Credit Loan	Loan	1,103,266	-
FSK Pallet Holding Corp.	Fifth Incremental Term Loan	Loan	13,285,828	13,285,828
FSK Pallet Holding Corp.	Sixth Incremental Term Loan	Loan	742,886	742,886
GNX HBS Holdings, LLC	Class A Units	Equity	69	68,733
GNX HBS PARENT, LLC	Delayed TL	Loan	1,706,317	-
GNX HBS PARENT, LLC	TLA	Loan	2,893,488	2,893,488
good2grow LLC	2023 New Term Loan (First Lien)	Loan	3,237,887	3,237,887
good2grow LLC	Initial Term Loan (First Lien)	Loan	16,762,113	16,762,113
GS AcquisitionCo, Inc.	Initial Term Loan	Loan	11,803,086	11,803,086
Harvest Group Topco Holdings, LP	Class A Common Unit	Equity	1,899	-
Harvest Group Topco Holdings, LP	Preferred Units	Equity	1,899	-
Health Management Associates, Inc.	Delay Draw Term Loan	Loan	892,484	892,484
Health Management Associates, Inc.	Term Loan A	Loan	9,006,544	9,006,544
HLSG Intermediate, LLC	Delayed Draw Term Loan	Loan	809,805	-
HLSG Intermediate, LLC	Initial Term Loan	Loan	2,483,403	2,483,403
HMA Equity, LP	Class A Common Units	Equity	297,780	302,247
HMN Acquirer Corp.	Initial Term Loan	Loan	2,989,475	2,989,475
Hyphen Solutions, LLC	Amendment No. 3 Initial Term Loan	Loan	4,156,195	4,156,195
ICE USA Infrastructure, Inc.	Closing Date Term Loan	Loan	2,652,731	2,652,731
ICE USA Infrastructure, Inc.	First Amendment Incremental Term Loan	Loan	1,517,940	1,517,940
ICE USA Infrastructure, Inc.	Third Amendment Incremental Term Loan	Loan	836,495	836,495
Infobase Acquisition, Inc.	Closing Date Term Loan	Loan	5,317,593	5,317,593
INS Intermediate II, LLC	Delayed Draw Term Loan	Loan	1,951,465	1,951,465
INS Intermediate II, LLC	Term A Loan	Loan	5,251,738	5,251,738
Ivex HoldCo Inc.	Consolidated Term Loan 2024	Loan	16,764,572	16,764,572
Ivex HoldCo Inc.	Fifth Amendment Term Loan Retired 11/27/2024	Loan	3,084,294	3,084,294
KL Bronco Acquisition, Inc.	Amendment No. 3 Delayed Draw Term Loan	Loan	2,642,276	-
KL Bronco Acquisition, Inc.	Closing Date Term Loan	Loan	5,066,594	5,066,594
Knight AcquireCo, LLC	Closing Date Term Loan	Loan	4,126,540	4,126,540
Knight AcquireCo, LLC	Delayed Draw Term Loan	Loan	1,375,513	-
Lavie Group, Inc.	Fifth Amendment Term Loan	Loan	2,040,204	2,040,204
Lavie Group, Inc.	Third Amendment Term Loan	Loan	1,938,137	1,938,137
Legacy Parent Holdings, LLC	Class B Units	Equity	1,088	142,809
Legacy Parent Holdings, LLC	Class B-2 Units	Equity	27	3,544
Legacy Service Partners, LLC	Closing Date Term Loan (Second Lien)	Loan	56,101	56,101
Legacy Service Partners, LLC	Delayed Draw Term Loan (Second Lien)	Loan	46,667	37,200
Legacy Service Partners, LLC	Tenth Amendment Delayed Draw Term Loan	Loan	100,000	-
Legacy Service Partners, LLC	Tenth Amendment Term Loan	Loan	11,492,779	11,492,779
Lettermen's Parent Holding, LLC	Class A Units	Equity	10,000	1,000,000
Lettermen's Parent Holding, LLC	Common Units	Equity	1,215	121,501

Obligor Name	Asset Name	Asset Type	Commited PAR	Outstanding PAR
LH Equity Investors, L.P.	Limited Partnership Units	Equity	1,500,000	2,029,399
Lonestar Polaris Topco, LP	Class A Units	Equity	323,130	323,130
LRN Corporation	Closing Date Term Loan	Loan	16,013,503	16,013,503
M&S Group Holdings,LLC	Common Units	Equity	1,467	146,710
M&S Holdings Buyer, Inc.	Delayed Draw Term Loan	Loan	376,412	-
M&S Holdings Buyer, Inc.	Initial Term Loan	Loan	2,070,268	2,070,268
MBS Holdings, Inc.	2023 Incremental Term Loan	Loan	793,893	793,893
MBS Holdings, Inc.	Initial Term Loan	Loan	19,050,000	19,050,000
MEI Buyer LLC	Initial Term Loan	Loan	6,270,701	6,270,701
Midwest Eye Services, LLC	Initial Term Loan	Loan	15,231,321	15,231,321
Motion & Control Enterprises LLC	Fifth Amendment Term Loan	Loan	246,660	246,660
MPG Parent Holdings, LLC	Initial Term Loan	Loan	772,164	772,164
Naturpak PPC Buyer LLC	Delayed Draw Term Loan	Loan	827,968	-
Naturpak PPC Buyer LLC	Initial Term Loan	Loan	3,643,058	3,643,058
NFM & J, L.P.	Initial Term Loan	Loan	11,752,268	11,752,268
NMS VONA Case Management Acquisition, LP	Partnership	Equity	2,793	-
NMSEF II Aggregator, L.P.	Limited Partner Interests	Equity	1,165,000	1,164,234
North Haven Spartan US Holdco LLC	Delayed Draw Term Loan	Loan	794,664	794,664
North Haven Spartan US Holdco LLC	Delayed Draw Term Loan (2021)	Loan	8,277,500	8,277,500
North Haven Spartan US Holdco LLC	Initial Term Loan	Loan	9,164,224	9,164,224
Olympus US Bidco LLC	Initial Term Loan	Loan	542,253	542,253
Online Labels Group, LLC	Initial Term Loan	Loan	2,640,527	2,640,527
Ovation Healthcare, LLC	Specified Delayed Draw Term Loan	Loan	2,355,369	2,355,369
Ovation Healthcare, LLC	Term Loan	Loan	17,488,759	17,488,759
PAG Holding Corp.	Initial Term Loan	Loan	199,206	199,206
Perennial Services Group, LLC	Delayed Draw Term Loan	Loan	4,218,750	1,875,000
Perennial Services Group, LLC	Term Loan	Loan	5,781,250	5,781,250
Performance Packaging Buyer, LLC	Term Loan A	Loan	4,921,230	4,921,230
Pinnacle Supply Partners, LLC	Initial Term Loan	Loan	2,106,745	2,106,745
Prosci, Inc.	Term A Loan	Loan	20,000,000	20,000,000
Randys Holdings, Inc.	Fourth Amendment Delayed Term Loan	Loan	3,185,996	-
Randys Holdings, Inc.	Fourth Amendment Incremental Term Loan	Loan	794,508	794,508
Randys Holdings, Inc.	Initial Term Loan	Loan	383,797	383,797
Redwood Services Group, LLC	Term Loan	Loan	4,712,650	4,712,650
Refresh Buyer, LLC	2023 Delayed Draw Term Loan	Loan	373,618	373,618
Renaissance Buyer, LLC	Amendment No.2 Incremental Term Loan	Loan	5,560,416	5,560,416
Rhino Intermediate Holding Company, LLC	Delayed Draw Term Loan	Loan	783,689	783,689
Rhino Intermediate Holding Company, LLC	Term Loan A	Loan	8,227,478	8,227,478
Rhino Intermediate Holding Company, LLC	Term Loan B	Loan	965,717	965,717
RMS Energy Borrower LLC	Delayed Draw Term Loan	Loan	1,199,476	497,783
RMS Energy Borrower LLC	Initial Term Loan	Loan	6,564,133	6,564,133
Rocket Ultimate LP	Class A Units	Equity	1,501,000	1,501,000
Royal Holdco Corporation	Initial Term Loan	Loan	10,831,549	10,831,549
Sagebrush Buyer, LLC	Initial Term Loan	Loan	2,494,768	2,494,768
Sagebrush Buyer, LLC	Sagebrush Incremental Term Loan	Loan	2,138,001	2,138,001
Sagebrush Buyer, LLC	StoneTurn Incremental Term Loan	Loan	1,336,251	1,336,251
Sapphire Telecom, Inc.	Initial Term Loan	Loan	3,232,304	3,232,304
Sara Lee Frozen Bakery, LLC	Initial Term Loan (First Lien)	Loan	10,919,081	10,919,081
Schill Blocker Agg, LLC	Partnership	Equity	3,000,000	-
SCIC Buyer, Inc.	Term Loan A	Loan	4,163,320	4,163,320
Sentinel Technologies, Inc.	Term Loan	Loan	2,412,826	2,412,826
SI Solutions, LLC	2025-08 Incremental Term Loan	Loan	5,364,803	5,364,803
SI Solutions, LLC	Term Loan	Loan	4,573,415	4,573,415
SkyMark Refuelers, LLC	DDTL A	Loan	1,828,104	1,232,635
SkyMark Refuelers, LLC	DDTL B	Loan	2,728,513	-
SkyMark Refuelers, LLC	Term Loan	Loan	5,443,383	5,443,383
Smith & Howard Advisory LLC	Amendment No. 2 Delayed Draw Term Loan	Loan	1,008,259	424,087
Smith & Howard Advisory LLC	Amendment No. 2 Term Loan	Loan	3,147,433	3,147,433
Specialist Resources Global Inc.	Initial Term Loan	Loan	122,146	122,146
STech Investors, LP	Class A Unit	Equity	465	465

Obligor Name	Asset Name	Asset Type	Commited PAR	Outstanding PAR
Stratix Holding Corporation	Initial Term Loan	Loan	13,334,167	13,334,167
STS Holding, Inc.	Term Loan	Loan	1,465,492	1,465,492
Tangent Technologies Acquisition, LLC	Closing Date Term Loan (First Lien)	Loan	7,658,403	7,658,403
Thermostat Purchaser III, Inc.	Initial Term B-1 Loan (First Lien)	Loan	2,543,406	2,543,406
Three Rivers Co-Investment, L.P.	Partnership	Equity	1,300,000	-
Tinicum Voltage Acquisition Corp.	Term Loan	Loan	1,286,662	1,286,662
TSS Buyer, LLC	Initial Term Loan	Loan	17,913,056	17,913,056
UBEO, LLC	Initial Note	Loan	12,000,000	12,000,000
Uplift Investors Finch Co-Invest Fund, LP	Partnership	Equity	1,000,000	1,000,000
USA Industries Holdings LLC	Delayed Draw Term Loan	Loan	1,388,116	-
USA Industries Holdings LLC	Initial Term Loan	Loan	2,423,131	2,423,131
USA Water Intermediate Holdings, LLC	Initial Term Loan	Loan	4,293,625	4,293,625
Valkyrie Intermediate, LLC	Valkyrie / Hill (Subordinated Note)	Loan	10,498,886	10,498,886
Venture Buyer, LLC	Initial Term Loan	Loan	4,931,376	4,931,376
Vertex Service Partners, LLC	Term Loan	Loan	2,206,751	2,206,751
VMG Holdings LLC	2025 Delayed Draw Term Loan	Loan	227,451	227,451
VMG Holdings LLC	Initial Term Loan	Loan	148,866	148,866
VMG Holdings LLC	Tranche B-2 Term Loan	Loan	453,765	453,765
VRC Companies, LLC	Closing Date Term Loan	Loan	13,050,459	13,050,459
VRC Companies, LLC	First Amendment Term Loan	Loan	4,736,592	4,736,592
VS Professional Training Acquisitionco, LLC	Closing Date Term Loan	Loan	2,690,356	2,690,356
VS Professional Training Acquisitionco, LLC	Third Amendment Incremental Term Loan	Loan	6,295,710	6,295,710
VSC Specialty Molding Acquisition LLC	Delayed Draw Term Loan	Loan	1,292,158	1,145,713
VSC Specialty Molding Acquisition LLC	Initial Term Loan	Loan	2,122,434	2,122,434
VSC Specialty Molding Holdings LLC	Class A Units	Equity	925	92,478
Watermill Express, LLC	Term Loan	Loan	13,969,797	13,969,797
WCHG Buyer, Inc.	Initial Term Loan	Loan	16,664,755	16,664,755
WCI-Momentum Bidco, LLC	Delayed Draw Term Loan	Loan	279,455	-
WCI-Momentum Bidco, LLC	Initial Term Loan	Loan	1,397,276	1,397,276
WE Select Fund 3, L.P.	Partnership Interest	Equity	1,165,000	1,436,050
WSB Engineering Holdings Inc.	Closing Date Term Loan	Loan	4,978,380	4,978,380
Yard-Nique, Inc.	Delayed Draw Term Loan	Loan	1,068,686	-
Yard-Nique, Inc.	Term A Loan	Loan	5,557,165	5,557,165

CHURCHILL
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Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

SCAN TO VIEW MATERIALS & VOTE NUVEEN CHURCHILL BDC V 375 PARK AVENUE, 9TH FLOOR NEW YORK, NY 10152 VOTE BY INTERNET During the Special Meeting Meeting - Go to https://churchillam.zoom.us/j/98418020210? pwd=6PpDUSzXZ0ROVZxzRY66JpJ6SvzQUd.1&from=addon. You may attend the Special Meeting via the Internet and vote during the meeting. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY For Against Abstain The Board of Trustees recommends you vote FOR the following: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 1. To approve the adoption of the Purchase and Sale Agreement, dated as of April 1, 2026, by and between Nuveen Churchill BDC V, a Delaware statutory trust, and Nuveen Churchill Private Capital Income Fund, a Delaware statutory trust, and approve the transactions contemplated thereby. To authorize the Board of Trustees of Nuveen Churchill BDC V to withdraw its election to be regulated as a business development company under the Investment Company Act of 1940, as amended. To approve the adjournment of the special meeting of shareholders of Nuveen Churchill BDC V, if necessary or appropriate, to solicit additional proxies. 2. 3. NUVEEN CHURCHILL BDC V

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.sec.gov This Proxy is Solicited on Behalf of the Board of Trustees of Nuveen Churchill BDC V for a Special Meeting of Shareholders to be held on April 30, 2026 at 11:30 AM, Eastern Time The undersigned shareholder of Nuveen Churchill BDC V (the "Fund") acknowledges receipt of the Notice of Special Meeting of Shareholders of the Fund (the "Special Meeting") and hereby appoints John McCally, Marissa Hassen, and Charmagne Kukulka, each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the common shares of beneficial interest of the Fund which the undersigned is entitled to vote at the Special Meeting to be held virtually at 11:30 AM EDT on April 30, 2026 at: https://churchillam.zoom.us/j/98418020210?pwd=6PpDUSzXZ0ROVZxzRY66JpJ6SvzQUd.1&from=addon. THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED ON THE REVERSE SIDE. Continued and to be signed on reverse side